As filed with the Securities and Exchange Commission on April 23, 2020
1933 Act Registration No. 333-198913
1940 Act Registration No. 811-07645
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 6
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 119
Lincoln National Variable Annuity Account L
(Exact Name of Registrant)
Lincoln Retirement Income RolloverSM Version 3
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Leon E. Roday, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Scott C. Durocher, Esquire
The Lincoln National Life Insurance Company
350 Church Street
Hartford, Connecticut 06103
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/X/ on May 1, 2020, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under group flexible
payment deferred variable annuity contracts.

Lincoln Retirement Income RolloverSM Version 3
Group Variable Annuity Contract with Certificates
Lincoln National Variable Annuity Account L
May 1, 2020
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-234-3500
This prospectus describes a group variable annuity contract and Certificates with a Guaranteed Withdrawal Benefit that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is for use with qualified plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract’s growth until it is paid out. IRAs provide tax deferral, however, whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on distributions, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring this contract. This contract is available to former plan participants who are eligible for a rollover distribution and wish to carry over their current Guaranteed Withdrawal Benefit from the Lincoln PathBuilderSM Income (formerly Lincoln Secured Retirement IncomeSM)variable annuity.
The contract is designed to accumulate Annuitant Account Value (AAV) and to provide retirement income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be variable or a fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Annuitant.
The state in which your Certificate is issued will govern whether or not certain features are available, and the applicability of any restrictions, limitations, charges and fees. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment must be an eligible rollover from a qualified plan that was invested in the Lincoln PathBuilderSM Income (formerly Lincoln Secured Retirement IncomeSM)annuity (defined as Rollover Money). In most cases, the prior participant from the qualified plan will be the Annuitant. Additional Purchase Payments may be made, subject to certain restrictions, and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.
All Purchase Payments will be placed in Lincoln National Variable Annuity Account L (Variable Annuity Account (VAA)). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the AAV derived from Purchase Payments. If the Subaccount makes money, your AAV goes up; if the Subaccount loses money, it goes down. How much it goes up or down depends on the performance of the fund. We do not guarantee how the Subaccount or its fund will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment. The Purchase Payments are not bank deposits, and the contract is not endorsed by any bank or government agency.
The available funds are:
Lincoln Variable Insurance Products:
LVIP American Global Balanced Allocation Managed Risk Fund*
LVIP Global Moderate Allocation Managed Risk Fund
*Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
This prospectus gives you information about the contract that you should know before deciding to invest in a contract and make Purchase Payments. You should also review the prospectus for the fund and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, IN 46801 or call 1-800-234-3500. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
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Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), you may not be receiving paper copies of the funds’ shareholder reports from us by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and we will notify you by mail each time a report is posted and will provide you with a website link to access the report. We will also provide instructions for requesting paper copies.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by following the instructions we have provided.
You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports by contacting us at the telephone number listed on the first page of this prospectus. Your election to receive reports in paper will apply to all funds available under your contract.
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Special Terms
In this prospectus, the following terms have the indicated meanings:
Account or Variable Annuity Account (VAA)—The segregated investment account, Account L, into which we set aside and invest the assets of the contract offered in this prospectus.
Accumulation Unit—A measure used to calculate AAV for the contract before the Annuity Commencement Date.
Annuitant (you, your)—The person upon whose life the annuity payments are based and the person who can exercise the rights under the contract (including investment allocations, transfers, payout option, designation of the Beneficiary, etc.). The Annuitant was previously the participant (or the surviving spouse of a participant) in a qualified plan that was invested in the Lincoln PathBuilderSM Income (formerly Lincoln Secured Retirement IncomeSM)variable annuity.
Annuitant Account Value (AAV)—The value of the VAA held under the contract on your (the Annuitant’s) behalf. The Contractowner will maintain an AAV for each Annuitant.
Annuity Commencement Date—The Valuation Date when funds are withdrawn to provide a fixed dollar payout for payment of annuity benefits under the Annuity Payout option you select .
Annuity Payout— An amount paid at regular intervals after the Annuity Commencement Date under one of several options available to the Annuitant and/or any other payee. This amount is paid on a fixed basis.
Automatic Annual Step-up—A feature that provides an automatic step-up of the Protected Income Base to the AAV, subject to certain conditions.
Benefit Year—The 12-month period starting with the GWB Effective Date and starting with that date each subsequent year.
Beneficiary—The person or entity you choose to receive any Death Benefit payable upon the death of the Annuitant.
Certificate—A legal document we issue to each person covered under this group annuity contract. The Certificate is proof of participation in the contract, describes the coverage guaranteed to you, and outlines all essential terms and conditions of the contract.
Certificate Effective Date—The date this Certificate is issued and in force as shown on the Certificate Specification page.
Contractowner—The Lincoln Financial Group Trust Company, LLC.
Excess Withdrawals—Amounts withdrawn from the AAV which may decrease or eliminate guarantees under the Guaranteed Withdrawal Benefit. All withdrawals are Excess Withdrawals except withdrawals to provide the Guaranteed Annual Income and the Guaranteed Withdrawal Benefit charge.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Annuitant dies.
Guaranteed Annual Income (GAI)—The guaranteed periodic withdrawal amount available from the AAV each Benefit Year for life.
Guaranteed Annual Income Effective Date—The Valuation Date the request to receive Guaranteed Annual Income amounts is approved by the Home Office.
Guaranteed Withdrawal Benefit—This feature provides guaranteed lifetime periodic withdrawals called GAI that may increase based on Automatic Annual Step-ups and also age-based increases to the withdrawal amount, regardless of investment performance of the contract and provided certain conditions are met.
Guaranteed Withdrawal Benefit Effective Date (GWB Effective Date)—The date of the first Purchase Payment into the Lincoln PathBuilderSM Income (formerly Lincoln Secured Retirement IncomeSM) contract by the Annuitant.
Income Base—A value used to calculate the Guaranteed Annual Income amount.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Purchase Payments—The sum of all amounts paid into the AAV. Purchase Payments are allocated to the VAA’s Subaccounts and are used to fund the Guaranteed Withdrawal Benefit.
Rollover Money—An eligible rollover from a qualified plan that was previously invested in the Lincoln PathBuilderSM Income (formerly Lincoln Secured Retirement IncomeSM) variable annuity.
Subaccount—The portion of the VAA that reflects investments in Accumulation Units of the fund available under the contract.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

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Expense Tables
The following tables describe the fees and expenses that you will pay when investing in and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you invest in or surrender the contract.
ANNUITANT TRANSACTION EXPENSES
There are no sales charges, deferred sales charges, or surrender charges associated with this contract.

The next table describes the fees and expenses that you will pay periodically during the time that you are invested in the contract, not including fund fees and expenses.
Separate Account Annual Expense (as a percentage of average daily net assets in the Subaccount):
Mortality and Expense Risk and Administrative Charge	0.45%
Guaranteed Withdrawal Benefit[1]
Guaranteed Maximum Annual Charge	2.00%
Current Annual Charge	0.90%
(1)	As a percentage of the Income Base, as increased for subsequent Purchase Payments, Automatic Annual Step-ups and decreased upon an Excess Withdrawal. The current monthly charge is 0.075%, not to exceed the guaranteed maximum monthly percentage charge of 0.17%. This charge is deducted from the AAV on a monthly basis.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you are invested in the contract. The expenses are for the year ended December 31, 2019, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year. More detail concerning the fund's fees and expenses is contained in the prospectus for the fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.67%	0.75%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.66%	0.73%
*Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2021. There can be no assurance that fund expense waivers or reimbursements will be extended beyond their current terms as outlined in the fund prospectus, and they may not cover certain expenses such as extraordinary expenses. Certain of these arrangements may provide that amounts previously waived or reimbursed may be recovered in future years. See the fund prospectus for complete information regarding annual operating expenses and any waivers or reimbursements in effect for the fund.
The following table shows the expenses charged by the fund for the year ended December 31, 2019:
(as a percentage of each fund’s average net assets):
	Management Fees (before any waivers/ reimburse- ments)	+	12b-1 Fees (before any waivers/ reimburse- ments)	+	Other Expenses (before any waivers/ reimburse- ments)	+	Acquired Fund Fees and Expenses	=	Total Expenses (before any waivers/ reimburse- ments)	Total Contractual waivers/ reimburse- ments (if any)	Total Expenses (after Contractual waivers/ reimburse- ments)
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	0.25%		0.00%		0.05%		0.37%		0.67%	-0.01%	0.66%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	0.25%		0.00%		0.05%		0.45%		0.75%	-0.02%	0.73%
The fund has reserved the right to impose fees when funds shares are redeemed within a specified period of time of purchase (“redemption fees”) not reflected in the table above. There are no redemption fees at this time.
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For information concerning compensation paid for the sales of contracts, see Distribution of the Contracts.
EXAMPLES
These examples are intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. These costs include separate account annual expenses, benefit charges and fund fees and expenses.
The examples assume that you invest $10,000 for the time periods indicated, and that your investment has a 5% annual return on assets and the maximum fees and expenses of the fund. The examples also assume that the guaranteed maximum contract charges are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your Certificate at the end of the applicable time period:
1 year	3 years	5 years	10 years
$321	$981	$1,663	$3,479
2) If you annuitize or do not surrender your Certificate at the end of the applicable time period:
1 year	3 years	5 years	10 years
$321	$981	$1,663	$3,479
For more information – See Charges and Other Deductions in this prospectus. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract with Certificates between the Contractowner and Lincoln Life that is designed to be an Individual Retirement Annuity (IRA) purchased with Rollover Money from the Lincoln PathBuilderSM Income (formerly Lincoln Secured Retirement IncomeSM) variable annuity. It will be issued with the Guaranteed Withdrawal Benefit. See The Contract – Guaranteed Withdrawal Benefit. This prospectus provides a general description of the contract. Certain benefits, features, and charges may vary in certain states. You should refer to your contract for any state-specific provisions. All material state variations are discussed in this prospectus.
Who is eligible to receive a Certificate? The Certificate will be issued to former qualified plan participants (or the surviving spouse of a participant) who will purchase an IRA contract with Rollover Money. To be eligible to receive a Certificate, the money must have been previously invested in the Lincoln PathBuilderSM Income (formerly Lincoln Secured Retirement IncomeSM) variable annuity sold by Lincoln Life to the qualified plan.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to the Subaccount. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. Remember that because of your investment in the VAA you will benefit from any gain, and take a risk of any loss in the value of the securities in the fund's portfolios. See Variable Annuity Account.
What are my investment choices? The VAA applies your Purchase Payments to buy shares in the LVIP American Global Balanced Allocation Managed Risk Fund or the LVIP Global Moderate Allocation Managed Risk Fund (fund). In turn, the fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Fund.
Who invests the money? The investment adviser for the fund is Lincoln Investment Advisors Corporation. See Investments of the Variable Annuity Account — Description of the Fund.
How does the contract work? If we approve your application, we will issue you a Certificate that outlines your rights in the group annuity contract, which include the right to receive a Guaranteed Withdrawal Benefit, a Death Benefit or an Annuity Payout if conditions are met. When you make Purchase Payments, you buy Accumulation Units. You will receive a Guaranteed Withdrawal Benefit if all conditions are met. If you decide to annuitize the AAV to receive an Annuity Payout, the Accumulation Units are withdrawn to provide a fixed Annuity Payout. See The Contract.
What charges will be taken from my account? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk and administrative charge. There is also an additional monthly charge for the Guaranteed Withdrawal Benefit. See Expense Tables and also the Charges and Other Deductions section of this prospectus.
The fund's investment management fee, expenses and expense limitations, if applicable, are more fully described in the Expense Tables and also the prospectus for the fund.
For information about the compensation we pay for sales of contracts, see Distribution of the Contracts.
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What Purchase Payments must be made, and how often? Subject to minimum payment amounts, additional payments after the initial rollover are completely flexible. Purchase Payments within 180 days of a withdrawal may be limited. For more information, see The Contracts – Purchase Payments.
What is the Guaranteed Withdrawal Benefit? This feature provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount (referred to as Guaranteed Annual Income amounts) based on a percentage of an Income Base with the potential for age-based increases to the Guaranteed Annual Income amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, Automatic Annual Step-ups to the Income Base and is decreased by Excess Withdrawals in accordance with provisions described in this prospectus.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts as a fixed option. See Annuity Payouts — Annuity Options.
What happens if I die before I annuitize? Your Beneficiary may receive a Death Benefit and have options as to how the Death Benefit is paid. See Guaranteed Withdrawal Benefit — Death Prior to the Annuity Commencement Date.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I surrender my Certificate or make a withdrawal? Yes, we will allow the surrender of the contract or a withdrawal of AAV upon your written request on an approved Lincoln form. Any Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.
Do I get a free look at this Certificate? Yes, you can cancel a Certificate within twenty days (in some states longer) of the date you receive the Certificate by giving written notice to the Home Office. See Return Privilege.
Condensed Financial Information
Since no sales of this product occurred before the date of this prospectus, financial information for the Subaccounts is not included in this prospectus or in the SAI.
Investment Results
The VAA advertises the annual performance of the Subaccounts for the fund on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all Contractowner accounts.
The non-standardized calculation compares changes in Accumulation Unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in Accumulation Unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Any guarantees under the contract that exceed your AAV, such as those associated with Death Benefit options and living benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of AAV are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
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The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
COVID-19. The worldwide coronavirus, or COVID-19, outbreak in the first quarter of 2020 has led to an extreme downturn in and volatility of the financial markets, record-low interest rates and wide-ranging changes in consumer behavior. As the economic and regulatory environment continues to react and evolve, we cannot reasonably estimate the length or severity of this event or the impact to our results of operations, financial condition and cash flows. However, in general, a deterioration in general economic and business conditions can have a negative impact on contract values, investment results and claims experience, while declines in or sustained low interest rates can cause a reduction in investment income, the interest margins of our businesses and demand for our products.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-234-3500. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On April 29, 1996, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act).
The VAA is a segregated investment account under Indiana law, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contract and the obligations set forth in the contract, other than those of the Certificate holder, are ours. The VAA satisfies the definition of separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the fund. The Certificate holder assumes the full investment risk for all amounts placed in the VAA.
Financial Statements
The December 31, 2019 financial statements of the VAA and the December 31, 2019 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-234-3500.
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Investments of the Variable Annuity Account
Any Purchase Payments that you allocate to the Subaccount will be allocated to the Standard Class of the fund. Shares of the fund will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The fund is required to redeem fund shares at net asset value upon our request.
Investment Adviser
Lincoln Investment Advisors Corporation (LIA) is the investment adviser for the fund. LIA is registered under the Investment Advisers Act of 1940. As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of the fund, as defined in the prospectus for the fund.
Description of the Fund
The Subaccount of the VAA is invested solely in shares of the LVIP Global Moderate Allocation Managed Risk Fund, a fund of funds. This fund is managed by an adviser affiliated with us.
The fund offered as part of this contract may have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the fund, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of the fund will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
The fund invests substantially all of its assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. This arrangement is referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.
This fund may employ a risk management strategy to provide for downside protection during sharp downward movements in equity markets. For more information about the fund and the investment strategies it employs, please refer to the fund's current prospectuses. Fund prospectuses are available by contacting us.
This fund is included as an investment option in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Guaranteed Withdrawal Benefit. Our financial interest in reducing loss and the volatility of overall AAVs, in light of our obligations to provide benefits under the rider, may be deemed to present a potential conflict of interest with respect to the interests of the Contractowner and/or Annuitants. In addition, any negative impact to the underlying fund as a result of the risk management strategies may limit your AAV, which in turn may limit your ability to achieve step-ups of the Income Base under the Guaranteed Withdrawal Benefit.
The Guaranteed Withdrawal Benefit also provides protection in the event of a market downturn. Likewise, there is an additional cost associated with the Guaranteed Withdrawal Benefit which can limit the contract’s upside participation in the markets.
Following is a brief summary of the fund description. More detailed information may be obtained from the current prospectus for the fund. You should read the fund prospectus that accompanies this prospectus carefully before investing. A prospectus for the fund is available by contacting us. In addition, if you receive a summary prospectus for the fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that the fund will achieve its stated objective.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Global Balanced Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital.
This fund will be available on or about May 31, 2020. Consult your financial professional.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
Fund Shares
We will purchase shares of the fund at net asset value and direct them to the Subaccount of the VAA. We will redeem sufficient shares of the fund to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. Redeemed shares are retired, but they may be reissued later.
Shares of the fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccount established by those insurance companies to fund variable annuity and variable life insurance contracts.
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When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The fund currently engages in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Annuitants participating in a fund could conflict. The fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The fund does not foresee any disadvantage to Annuitants arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the fund are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Annuitants as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute the fund for all Annuitants or only for certain classes of Annuitants. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Annuitants.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close the Subaccount to allocations of Purchase Payments or AAV, or both, at any time in our sole discretion. The fund, which sells shares to the Subaccount pursuant to a participation agreement, also may terminate the agreement and discontinue offering its shares to the Subaccount. A substitution might also occur if shares of a fund should no longer be available, or if investment in the fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion.
If the Subaccount or fund is closed to future Purchase Payments, we may add a new investment option to the contract. As an alternative, we may substitute a new fund for the prior fund option, after obtaining any necessary approval of the SEC and upon written notice to you. At least one variable investment option will be available at all times.
We also may:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contract from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contract to reflect changes to the Subaccount and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for paying the benefits under the contracts.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required;
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations; and
•	providing toll-free and website inquiry services.
The benefits we provide include:
•	a Death Benefit;
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•	a Guaranteed Withdrawal Benefit;
•	Annuity Payout benefits; and
•	cash surrender value benefits.
The risks we assume include:
•	the risk that Annuitants receiving Annuity Payouts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that lifetime payments from the Guaranteed Withdrawal Benefit will exceed the AAV;
•	the risk that the Death Benefits paid will exceed the actual AAV; and
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the VAA. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
We apply to the daily net asset value of the Subaccount a charge which is equal to an annual rate of:
Mortality and expense risk and administrative charge	0.45%
Guaranteed Withdrawal Benefit charge: The annual charge for this feature is currently 0.90% (0.075% monthly). This charge is applied to the Income Base (carried over from the Lincoln PathBuilderSM Income (formerly Lincoln Secured Retirement IncomeSM) contract under your former qualified retirement plan), as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and decreased for Excess Withdrawals. We will deduct the cost of this benefit from the AAV on a monthly basis, with the first deduction occurring on the Valuation Date on or next following the one-month anniversary of the Guaranteed Withdrawal Benefit Effective Date. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. See Guaranteed Withdrawal Benefit – Income Base section for a discussion and example of the impact of the changes to the Income Base.
The percentage charge may increase no more frequently than once in a 12-month period and we will notify you in advance of the effective date of the change. The charge will not exceed the guaranteed maximum annual percentage charge of 2.00%. The guaranteed maximum monthly percentage charge is 0.17%.
If the AAV is reduced to zero while you are receiving a Guaranteed Annual Income, this charge will not be deducted.
Other Charges and Deductions
There are additional deductions from and expenses paid out of the assets of the underlying fund that are more fully described in the prospectus for the fund.
Additional Information
The sales and administrative charges described previously may be reduced or eliminated for any particular contract. However, these charges will be reduced only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures;
•	the performance of administrative or sales functions by the employer;
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees; or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of sales and administrative charges applicable to a particular contract will be stated in that contract.
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The Contract
Purchase of Contract
This prospectus describes the group variable annuity contract under which we allocate payments to the accounts of individual Annuitants and provide a Guaranteed Withdrawal Benefit if all conditions are met. Each Annuitant under the group variable annuity contract receives a Certificate which summarizes the provisions of the group contract and is proof of participation.
Purchase Payments
You may make Purchase Payments to the Subaccount at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make additional Purchase Payments after the initial Purchase Payment of Rollover Money. The minimum initial Purchase Payment is $10,000 and must be made using Rollover Money that was previously invested in the Lincoln PathBuilderSM Income (formerly Lincoln Secured Retirement IncomeSM) variable annuity, purchased by a qualified plan from Lincoln Life. Additional Purchase Payments may be made with qualified money from any source. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum Purchase Payment at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments are allocated to the LVIP American Global Balanced Allocation Managed Risk Fund and LVIP Global Moderate Allocation Managed Risk Fund, and are used to fund the Guaranteed Withdrawal Benefit. If Purchase Payments are discontinued, the Certificate will remain in force as a paid-up contract. If you submit a Purchase Payment to your agent, we will not begin processing the Purchase Payment until we receive it from your agent's broker-dealer in Good Order.
The maximum annual Purchase Payment will be limited to $500,000 without Home Office approval (excluding the Rollover Money). Purchase Payments which originate from other investment options available under your retirement plan and are made within 180 days of a withdrawal from the AAV may be limited to $25,000 in the future. After the Guaranteed Annual Income Effective Date no additional Purchase Payments will be allowed if your AAV is zero. In addition, we may further limit or decline future Purchase Payments as long as we provide you 180 days-notice. It is possible that we could refuse any or all future Purchase Payments. If future Purchase Payments cannot be made, AAVs and Income Bases will no longer be increased by additional Purchase Payments and you will not have the opportunity to further increase your GAI amount. You should consider these Purchase Payment limitations and how they may impact their long-term investment plans, especially if the intent is to make additional Purchase Payments over a long period of time.
Valuation Date
Accumulation Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value will not change.
Allocation of Purchase Payments
Purchase Payments are allocated to the VAA’s Subaccounts and are used to fund the Guaranteed Withdrawal Benefit. Purchase Payments allocated to the VAA are converted into Accumulation Units and are credited to the account of each Annuitant. The number of Accumulation Units credited is determined by dividing the Purchase Payment by the value of an Accumulation Unit on the Valuation Date on which the Purchase Payment is received in Good Order at our Home Office if received before 4:00 p.m., New York time or the close of trading of the New York Stock Exchange. Purchase Payments received in Good Order at or after 4:00 p.m., New York time will be processed using the Accumulation Unit value computed on the next Valuation Date. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the fund performs, but also upon the expenses of the VAA and the fund.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for the Subaccount was established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the fund, fund expenses, and the deduction of certain contract charges. We determine the value of an Accumulation Unit on the last day of any following Valuation Period as follows:
1.  The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
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2.  The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.  The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on the Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Guaranteed Withdrawal Benefit
The Guaranteed Withdrawal Benefit provides for each Annuitant (and spouse if the joint life option is elected):
•	Guaranteed lifetime periodic withdrawals up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
•	Automatic Annual Step-ups of the Income Base to the AAV if the AAV is equal to or greater than the Income Base and the maximum age(s) has not been reached;
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to the Guaranteed Annual Income Effective Date or that exceed the Guaranteed Annual Income amount (referred to as Excess Withdrawals) may significantly reduce the Income Base as well as the Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the benefit if the Income Base is reduced to zero.
The Guaranteed Withdrawal Benefit provides guaranteed, periodic withdrawals for your life or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. For purposes of this Guaranteed Withdrawal Benefit, spouse means an individual who would be recognized as a spouse under federal law. An Income Base is used to calculate the Guaranteed Annual Income payment from AAV, but is not available as a separate benefit upon death or surrender. The Income Base will be carried over from the Lincoln PathBuilderSM Income (formerly Lincoln Secured Retirement IncomeSM) variable annuity under your previous retirement plan. The Income Base will be increased by subsequent Purchase Payments and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. Limits on Purchase Payments are discussed in the Purchase Payments section of this prospectus. No additional Purchase Payments are allowed if the AAV decreases to zero after the Guaranteed Annual Income Effective Date for any reason.
The Guaranteed Withdrawal Benefit provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after you (single life option) or the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age-based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for life. Under the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.
Income Base. The Income Base is a value used to calculate the Guaranteed Annual Income amount. The Income Base is not available as a lump sum withdrawal or as a Death Benefit. The initial Income Base under this Certificate is the amount of your Income Base that was transferred from the Lincoln PathBuilderSM Income (formerly Lincoln Secured Retirement IncomeSM) variable annuity contract under your former retirement plan. The maximum Income Base is $2,000,000. This maximum takes into consideration the total guaranteed amounts under the living benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or your spouse if joint life option) are the covered lives.
Each additional Purchase Payment automatically increases the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base). Additional Purchase Payments will not be allowed after the Guaranteed Annual Income Effective Date if the AAV decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount, amounts deducted for the Guaranteed Withdrawal Benefit charge, and any recordkeeping charge of 0.20% or less assessed by your IRA custodian will not reduce the Income Base. All withdrawals prior to the Guaranteed Annual Income Effective Date are considered Excess Withdrawals.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the AAV on the Valuation Date immediately prior to each Benefit Year anniversary if:
a)	the Annuitant (single life option), or the Annuitant or spouse (joint life option) are still living and under age 86 (if both spouses are living, they both must be under age 86); and
b)	the AAV on that Valuation Date, after the deduction of any withdrawals (including the Guaranteed Withdrawal Benefit charge), plus any Purchase Payments made on that date, is equal to or greater than the Income Base.
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The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
Following is an example of how the Automatic Annual Step-ups will work (assuming no withdrawals or additional Purchase Payments):
	AAV	Income Base
Initial Rollover Money $50,000	$50,000	$50,000
Valuation Date immediately prior to 1st Benefit Year anniversary	$54,000	$54,000
Valuation Date immediately prior to 2nd Benefit Year anniversary	$53,900	$54,000
Valuation Date immediately prior to 3rd Benefit Year anniversary	$57,000	$57,000
Valuation Date immediately prior to 4th Benefit Year anniversary	$64,000	$64,000
Withdrawal Amount. If the Guaranteed Annual Income Effective Date occurred under the Lincoln Secured Retirement IncomeSM contract, the Guaranteed Annual Income will continue under this Certificate, using the same Guaranteed Annual Income calculation. If the Certificate Effective Date is not the same as the Benefit Year anniversary date, you will receive only the amount of Guaranteed Annual Income remaining from the Lincoln PathBuilderSM Income (formerly Lincoln Secured Retirement IncomeSM) contract for that Benefit Year until your next Benefit Year anniversary.
For those who have not previously requested a Guaranteed Annual Income Effective Date, you may request to begin Guaranteed Annual Income withdrawals by submitting a request to the Home Office. The Valuation Date the request is approved is the Guaranteed Annual Income Effective Date. At that time, you will elect either the single life option or the joint life option of the Guaranteed Withdrawal Benefit. After the Guaranteed Annual Income Effective Date, periodic withdrawals up to the Guaranteed Annual Income amount may be taken each Benefit Year for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as the Guaranteed Annual Income amount is greater than zero. Guaranteed Annual Income withdrawals may be taken once you (single life option) or the younger of you and your spouse (joint life option) turn age 55. If the Guaranteed Annual Income Effective Date does not occur on a Benefit Year anniversary, the Guaranteed Annual Income amount for the first year will be prorated based on the number of days remaining in that Benefit Year.
Upon the Guaranteed Annual Income Effective Date, the Weighted Average Guaranteed Annual Income (“WAGAI”) percentage is calculated, based on your age (single life option) or the age of the younger of you and your spouse (joint life option). After the Guaranteed Annual Income Effective Date, the Guaranteed Annual Income amount percentage will increase on a Benefit Year anniversary on or after an applicable higher age band has been reached only after there has also been an Automatic Annual Step-up. The Automatic Annual Step-up must occur after the date you (or spouse if applicable) reached the higher age band. If an applicable age band has been reached and there has not also been an Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If the entire Guaranteed Annual Income amount is not withdrawn during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Weighted Average Guaranteed Annual Income Percentage (WAGAI). Under the Lincoln PathBuilderSM Income (formerly Lincoln Secured Retirement IncomeSM)contract and this Certificate, Guaranteed Annual Income percentages were provided for different ages and for single and joint life options on different tables (“Tables”). The Current Table of Guaranteed Annual Income Percentages by Ages is shown below. A WAGAI percentage will be used to calculate the Guaranteed Annual Income. A WAGAI percentage will be calculated based on the portion of Purchase Payments, Automatic Annual Step-Ups and Excess Withdrawals that are allocated to each Table that was in effect when Purchase Payments were made. The percentage for each Table is determined according to this formula: (a) divided by (b) times (c); where
(a)	is the portion of the Income Base calculated on the basis of Purchase Payments made during the time the specific Table is in effect and adjusted by Automatic Annual Step-Ups and Excess Withdrawals;
(b)	is the total Income Base for all Tables;
(c)	is the applicable percentage for the age and measuring life option for that Table.
The percentage for each applicable Table will be calculated according to the formula above. Then the percentages determined for each Table will be added together to determine the WAGAI percentage. The WAGAI percentage will be recalculated following the date of an additional Purchase Payment, Automatic Annual Step-Up or Excess Withdrawal. The Income Base allocated to each rate Table will be reduced by the same proportion that the Excess Withdrawal reduces the AAV.
The following example demonstrates how the WAGAI is calculated if Purchase Payments are made while two different Tables are in effect:
Total Purchase Payment during Year 1 (Table 1 in effect)	$5,000
Automatic Step-Up of Income Base to market value on Benefit Year anniversary	$5,900
Total Purchase Payments during Year 2 (Table 2 in effect)	$5,000
Market loss so no Automatic Step-Up on Benefit Year anniversary	$10,900
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The Annuitant is age 60 on the Guaranteed Annual Income Effective Date. The percentage rate for this Annuitant under Table 1 was 4% (single life). The percentage rate under Table 2 was 3.5%.
According to the formula above, at the end of year 2 the percentage attributed to the first Table is ($5,900 / $10,900 x 4%) = 2.16%. The percentage attributed to the second Table is ($5,000 / $10,900 x 3.5%) = 1.61%. Adding the two rates together results in a WAGAI of 3.77%. This rate will be applied to the Total Income Base of $10,900 to produce a Guaranteed Annual Income amount of $410.93.
Current Table of Guaranteed Annual Income Percentages by Ages
Age	Guaranteed Annual Income amount percentage (Single Life Option)	Guaranteed Annual Income amount percentage (Joint Life Option)
At Least 55 and under 65	4%	3.5%
65-70	5%	4.5%
71+	6%	5.5%
We may change the Table of Guaranteed Annual Income Percentages by Ages (“Table”) for future Purchase Payments. We will provide you with notice of any change to the Table.
If the AAV is reduced to zero while receiving a Guaranteed Annual Income amount because of market performance, Guaranteed Withdrawal Benefit charges or the recordkeeping charge of 0.20% or less assessed by your IRA custodian, payments equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable). The remaining Income Base is not available as a lump sum withdrawal. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the Guaranteed Withdrawal Benefit will terminate, and you will have no more rights or benefits under this contract.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals will decrease the AAV.
The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the AAV. The example assumes that the Annuitant is age 58 (4% Guaranteed Annual Income percentage for single life option) on the Guaranteed Annual Income Effective Date, the Guaranteed Annual Income Effective Date is on a Benefit Year anniversary, and the Income Base is $200,000:
AAV on the Guaranteed Annual Income Effective Date	$200,000
Income Base on the Guaranteed Annual Income Effective Date	$200,000
Initial Guaranteed Annual Income amount on the Guaranteed Annual Income Effective Date ($200,000 x 4%)	$ 8,000
AAV six months after Guaranteed Annual Income Effective Date	$210,000
Income Base six months after Guaranteed Annual Income Effective Date	$200,000
Withdrawal six months after Guaranteed Annual Income Effective Date when Annuitant is still age 58	$ 8,000
AAV after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
AAV on next Benefit Year anniversary	$205,000
Income Base on next Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on next Benefit Year anniversary	$ 8,200
The Automatic Annual Step-up was available on the first Benefit Year anniversary and increased the Income Base to the AAV of $205,000. The Guaranteed Annual Income amount also increased to $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the Guaranteed Annual Income Effective Date will increase the Guaranteed Annual Income amount by an amount equal to the WAGAI percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming an Annuitant is age 58 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional Purchase Payment of $10,000 is made (and the GAI rates had not changed), the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is made. Note that the Benefit Year does not change so all withdrawals during the Benefit Year, (withdrawals before and after the additional Purchase Payment), will count toward the Guaranteed Annual Income amount.
Purchase Payments (other than Rollover Money) into the contract cannot exceed $500,000 in a Benefit Year.
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Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by an Automatic Annual Step-up, will be equal to the adjusted Income Base multiplied by the applicable WAGAI percentage.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or are withdrawals made prior to the Guaranteed Annual Income Effective Date. Withdrawals for the Guaranteed Withdrawal Benefit charge and any recordkeeping charge of 0.20% or less assessed by your IRA custodian are not treated as Excess Withdrawals.
When an Excess Withdrawal occurs:
•	the Income Base is reduced by the same proportion that the Excess Withdrawal reduces the AAV. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
•	the Guaranteed Annual Income amount will be recalculated to equal the applicable WAGAI percentage multiplied by the new (reduced) Income Base.
We will provide to you quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Automatic Annual Step-ups, Excess Withdrawals and additional Purchase Payments) available for the Benefit Year, if applicable, in order to determine whether a withdrawal may be an Excess Withdrawal. Questions regarding Excess Withdrawals should be referred to the customer service number provided on the front page of this prospectus.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the AAV. The Annuitant who is age 58 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base. If there are multiple GAI tables in effect, the Income Base allocated to each rate Table will be reduced by the same proportion that the Excess Withdrawal reduces the AAV.
Prior to Excess Withdrawal: AAV = $60,000 Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)
After a $12,000 Withdrawal, $3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal.
The AAV is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced: AAV = $56,600 ($60,000 - $3,400) Income Base = $85,000
The AAV is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 AAV ($8,600 ÷ $56,600)
AAV = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 - $12,915.19 = $72,084.81)
On the following Benefit Year anniversary:
AAV = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81 Income Base)
In a declining market, Excess Withdrawals may significantly reduce the Income Base as well as the Guaranteed Annual Income amount. If the Income Base or AAV is reduced to zero due to an Excess Withdrawal the Guaranteed Withdrawal Benefit will terminate and you will have no more rights or benefits under this contract.
After the Guaranteed Annual Income Effective Date, withdrawals will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
•	Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;
•	The RMD calculation must be based only on the AAV in this contract; and
•	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).
If RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the greater of the Guaranteed Annual Income amount or RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
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Death Prior to the Annuity Commencement Date. The Guaranteed Withdrawal Benefit has no provision for a payout of the Income Base upon death of the Annuitant. A Death Benefit may be paid to the Beneficiary if the conditions set forth below are met. Payment of a Death Benefit terminates the Guaranteed Withdrawal Benefit for you and your surviving spouse if applicable. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time.
Upon the death of the Annuitant prior to the Guaranteed Annual Income Effective Date or upon the Annuitant’s death with the single life option, the Guaranteed Withdrawal Benefit will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). A Death Benefit, as set forth below, may be available.
Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse unless a Death Benefit is paid out if available. The Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Guaranteed Withdrawal Benefit will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). A Death Benefit, as set forth below, may be available upon the second death.
The Death Benefit is equal to the greater of:
•	the current AAV as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments into the AAV decreased by withdrawals. Excess Withdrawals reduce the sum of all Purchase Payments in the same proportion that Excess Withdrawals reduced the AAV. All other withdrawals reduce the sum of all Purchase Payments by the dollar amount of the withdrawal.
The value of the Death Benefit will be determined as of the date on which the death claim is approved for payment. This payment will occur upon receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	our receipt of all required claim forms, fully completed.
If the Death Benefit becomes payable upon the death of the Annuitant, the Beneficiary may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. Federal tax law requires that an annuity election be made no later than 60 days after we receive satisfactory notice of death as discussed previously.
If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of Death Benefits. This payment may be postponed as permitted by the 1940 Act.
All Death Benefit payments will be subject to the laws and regulations governing Death Benefits.
The tax code requires that any distribution be paid within five years of the death of the Annuitant unless the Beneficiary begins receiving, within one year of the Annuitant’s death, the distribution in the form of a life annuity or an annuity for a designated period not exceeding the Beneficiary's life expectancy.
Termination. You may terminate the contract, including the Guaranteed Withdrawal Benefit, by notifying us in writing and surrendering your Certificate.
The Guaranteed Withdrawal Benefit will automatically terminate:
•	on the Annuity Commencement Date; or
•	upon the death of the Annuitant prior to the Guaranteed Annual Income Effective Date or under the single life option; or
•	upon the death of the survivor under the joint life option; or
•	when the Income Base or AAV is reduced to zero due to an Excess Withdrawal.
The termination of the Guaranteed Withdrawal Benefit will not result in any increase in AAV equal to the Income Base. Upon effective termination of the Guaranteed Withdrawal Benefit, the benefits and charges provided by the Certificate will terminate and any AAV must be removed from this contract.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of your Certificate or a withdrawal of a portion of the AAV upon your written request, subject to the conditions of the Certificate discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the AAV at the end of the Valuation Period during which the written request for surrender/withdrawal is received at the Home Office if the request is received in Good Order before 4:00 p.m. New York time or the close of trading of the New York Stock Exchange if earlier. If we receive a surrender or withdrawal request in Good Order at or after 4:00 p.m., New York time, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
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Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders for your protection.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Annuitant last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Ownership
The owner of this group annuity contract on the date of issue will be the Lincoln Financial Group Trust Company.
As Annuitant and as the individual for whom the IRA and/or Roth IRA is established, you have all rights as described in this Certificate. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Annuitants and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Assignments may have an adverse impact on any Death Benefits or benefits offered under living benefit riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of this Certificate or of the contract. Contracts, Certificates, endorsements and riders may vary as required by state law. Questions about your Certificate or this contract should be directed to us at 1-800-234-3500.
Annuity Payouts
The Certificate provides optional forms of payouts of annuities (annuity options), each of which is payable on a fixed basis. The Certificate provides that all or part of the AAV may be used to purchase an Annuity Payout option. The rates used to purchase any of the annuity options discussed below are shown in the contract.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. The amount of each Annuity Payout will depend upon the frequency of payout you select. For example, if you select frequent payments (e.g., monthly), the amount of each payout will be lower than if you choose a less frequent payout (e.g., annual installments). Also, the amount of each Annuity Payout will depend upon the duration of payout you select. For example, if you choose the Life Annuity option, the amount of each payout likely will be higher than if you choose the Joint Life Annuity since the Life Annuity assumes a shorter period of time than the Joint Life Annuity. Following are explanations of the annuity options available.
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Annuity Options
Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10, 15 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Annuitant.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on. The Annuitant must be under age 81 to elect this option.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
If any payee dies after an Annuity Payout becomes operative, then we will pay the following to the payee's estate (unless otherwise specified in the election option):
the present value of unpaid payments under the payouts guaranteed for designated period or life annuity with payouts guaranteed for designated period;
•	the amount payable at the death of the payee under the unit refund life annuity; or
•	the proceeds remaining with Lincoln Life under the payouts guaranteed for designated amount or interest income, if available.
If the annuity settlement has been selected and becomes operative, when the last payee dies, we will pay the remainder of the contract in a single sum to the last payee's estate (unless otherwise specified in the election option).
General Information
None of the options listed above currently provides withdrawal features, permitting you to withdraw commuted values as a lump sum payment. Other options, with or without withdrawal features, may be made available by us. Options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401 (a)(9) of the tax code, if applicable.
You must give us at least 30 days notice before the date on which you want payouts to begin. If proceeds become available to a Beneficiary in a lump sum, the Beneficiary may choose any Annuity Payout option. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life annuity) will be paid to the Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Once you begin to receive Annuity Payouts, you cannot change the payout option, payout amount, or payout period.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As
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a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax adviser.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Deferral on Earnings
The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the tax law must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with IRS regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
The Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019
The Setting Every Community Up for Retirement Enhancement (SECURE) Act (the “SECURE Act”) was enacted on December 20, 2019. The SECURE Act made a number of significant changes to the rules that apply to qualified retirement plans and IRA’s, including the following:
•	Increased the required beginning date measuring age from 70½ to 72 for any participant or IRA owner who did not attain age 70½ prior to January 1, 2020. As a result, required minimum distributions are generally required to begin by April 1 of the year following the year in which a participant or IRA owner reached age 72.
•	Eliminated the age 70½ limit for making contributions to an IRA. Beginning in 2020, an IRA owner can make contributions to his or her IRA at any age.
•	Changed the required minimum distribution rules that apply after the death of a participant or IRA owner.
•	Created the “Qualified Birth or Adoption” exception to the 10% additional tax on early distributions.
The Coronavirus Aid, Relief, and Economic Security (CARES) Act of 2020
The Coronavirus Aid, Relief, and Economic Security (CARES) Act (the “CARES Act”) was enacted on March 27, 2020. The CARES Act includes a number of provisions that affect distributions from qualified retirement plans and IRAs, including the following:
•	Tax-favored Coronavirus Related Distributions
•	Retirement plan loan relief
•	Temporary waiver of required minimum distributions
Tax-favored Coronavirus Related Distributions
The CARES Act provides for tax-favored withdrawals, called Coronavirus Related Distributions (“CRDs”), from retirement plans and IRAs for any plan participant or IRA owner who meets certain requirements. For this purpose, an individual can receive a CRD if the participant or IRA owner can demonstrate that he or she:
•	has been diagnosed with COVID-19,
•	has a spouse or dependent who has been diagnosed with COVID-19,
•	experiences adverse financial consequences as a result of being quarantined, furloughed, laid off, or having reduced work hours.
Retirement plans that can provide CRDs are generally 401(a), 403(a) and (b), and 457(b) plans, as well as IRAs.
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CRDs are limited to $100,000 in the aggregate from all retirement plan accounts and IRAs per individual. CRDs are referred to as “tax-favored” because they are not subject to the 10% early withdrawal penalty or the 20% mandatory withholding for eligible rollover distributions, and are included in taxable income of the recipient ratably over a three-year period is so elected by the recipient. A plan participant or IRA owner may repay the CRD, up to the full amount distributed, within 3 years of the distribution. The repayment is treated as a direct trustee to trustee transfer made within 60 days to the plan or account that receives the repayment.
Any distribution taken between January 1, 2020 and December 31, 2020, will be treated as a CRD if it otherwise meets the requirements and the plan permits the distribution.
Retirement Plan Loan Relief
The CARES Act includes several provisions that affect retirement plan loans. First the maximum plan loan amounts are increased to $100,000 or 100% of the participant’s vested balance for any loan taken by an individual who meets the requirements for taking a CRD (described above) and who takes the loan within 180 days of the enactment of the CARES Act.
Second, any individual who meets the requirements for taking a CRD and who either (i) has a loan outstanding on the date the CARES Act was enacted or (ii) takes a loan after the CARES Act was enacted, can delay any loan repayment due in 2020 for 1 year.
Third, the time period in 2020 for which loan payments are suspended is not counted in the determination of the maximum 5 year period for the term of a non-residential retirement plan loan.
Temporary Waiver of Required Minimum Distributions
The CARES Act waives required minimum distributions from 401(a), 403(a) and (b), and 457(b) plans, as well as IRAs, for 2020. In addition, if a plan participant or IRA owner attained his or her required beginning date in 2019 but did not take his or her required minimum distribution prior to December 31, 2019, his or her required minimum distribution for 2019 is also waived.
As a part of this waiver, the year 2020 is not included in the calculation of any 5 or 10 year required distribution period under section 401(a)(9)(B)(ii).
Investments in the VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered “adequately diversified.”
Restrictions
Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example,
•	Federal tax rules limit the amount of Purchase Payments or contributions that can be made, and the tax deduction or exclusion that may be allowed for the contributions. These limits vary depending on the type of qualified retirement plan and the plan participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 72 or retire, if later as described below.
•	Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 70 ½. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 70 ½ or retirement.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
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The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include contributions that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for contributions to the contract. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions (RMDs)
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by your “required beginning date.” Prior to the enactment of the SECURE Act, the required beginning date was April 1 of the year following the year in which you would have attained age 70 ½ or retired. If you did not attain age 70 ½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72 or retire. If you own a traditional IRA, your required beginning date under prior law was April 1 of the year following the year in which you attained age 70 ½. If you did not attain age 70 ½ prior to January 1, 2020, then your required beginning date will be April 1 of the year following the year in which you attain age 72. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit, if any, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the contract value or a return of investment in the contract. Please contact your tax adviser regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The tax code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The tax code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the tax law)
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy),
•	Distribution received as reimbursement for certain amounts paid for medical care, or
•	Distribution received for a “qualified birth or adoption” event.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Taxation of Death Benefits
We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your Beneficiaries. If your spouse is your Beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse Beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 (“PPA”) permits non-spouse Beneficiary rollovers to an “inherited IRA” (effective January 1, 2007).
Transfers and Direct Rollovers
As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice
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explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individuals IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Direct Conversions and Recharacterizations
The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, retirement, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). You are also permitted to recharacterize your traditional IRA contribution as a Roth IRA contribution, and to recharacterize your Roth IRA contribution as a traditional IRA contribution. The deadline for the recharacterization is the due date (including extensions) for your individual income tax return for the year in which the contribution was made. Upon recharacterization, you are treated as having made the contribution originally to the second IRA account. The recharacterization does not count toward the one-rollover-per-year limitation described above.
Effective for tax years beginning after December 31, 2017, pursuant to the Tax Cuts and Jobs Act (Pub. L. No. 115-97), recharacterizations are no longer allowed in the case of a conversion from a non-Roth account or annuity to a Roth IRA. This limitation applies to conversions made from pre-tax accounts under an IRA, qualified retirement plan, 403(b) plan, or 457(b) plan. Roth IRA conversions made in 2017 may be recharacterized as a contribution to a traditional IRA if the recharacterization is completed by October 15, 2018.
There are special rules that apply to conversions and recharacterizations, and if they are not followed, you may incur adverse Federal income tax consequences. You should consult your tax advisor before completing a conversion or recharacterization.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Special Considerations for Same-Sex Couples
The U.S. Supreme Court recently held same-sex spouses who have been married under state law will now be treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Nonqualified Annuity Contracts
A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.
Our Tax Status
Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the tax code, related regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
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Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of the Contractowners or Annuitants who have interests in the Subaccount which invests in the fund. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
The underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Annuitant provide their voting instructions to us. Even though you may choose not to provide voting instruction, the shares of a fund to which such you would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Annuitants could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the fund. Since the fund engages in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Distribution of the Contracts
Lincoln Financial Distributors (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors (“LFA”), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us. While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and The Principal Underwriter to various parties.
Compensation Paid to LFA. The maximum compensation the Principal Underwriter pays to LFA is limited to the compensation the advisor received based on the amount of assets in the former retirement plan, which include assets in this contract. Alternatively, LFA may elect to receive a lower rate of compensation.
Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The maximum compensation the Principal Underwriters pays to Selling Firms, other than LFA, is 1.00% based on assets in the retirement plan, which include assets in this contract. Alternatively, some Selling Firms may elect to receive a lower rate of compensation. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
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LFD may pay certain Selling Firms or their affiliates additional amounts for: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2014 is contained in the Statement of Additional Information (SAI).
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers.
Return Privilege
Within the free-look period after your Certificate is issued, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2340, Fort Wayne, IN 46801-2340. A Certificate canceled under this provision will be void. Except as explained in the following paragraph, we will return the AAV as of the Valuation Date on which we receive the cancellation request. A purchaser who participates in the VAA is subject to the risk of a market loss on the AAV during the free-look period.
For Certificates issued in those states whose laws require that we assume this market risk during the free-look period, a Certificate may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or AAV as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or AAV as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.
Cyber Security and Business Interruption Risks
We rely heavily on interconnected computer systems and digital data to conduct our annuity products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites
25

and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
26

Statement of Additional Information
Table of Contents for Lincoln National Variable Annuity Account L
For a free copy of the SAI complete the form below.
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Lincoln Retirement Income RolloverSM Version 3
Lincoln National Variable Annuity Account L

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27

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Lincoln Retirement Income RolloverSM Version 3
Lincoln National Variable Annuity Account L  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln Retirement Income RolloverSM Version 3 prospectus of Lincoln National Variable Annuity Account L dated May 1, 2020. You may obtain a copy of the Lincoln Retirement Income RolloverSM Version 3 prospectus on request and without charge. Please write Customer Service, The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46802, or call 1-800-234-3500.

Item	Page
Special Terms	B-2
Services	B-2
Principal Underwriter	B-2
Purchase of Securities Being Offered	B-2
Determination of Accumulation and Annuity Unit Value	B-2
Item	Page
Capital Markets	B-3
Advertising & Ratings	B-3
Unclaimed Property	B-3
Other Information	B-3
Financial Statements	B-4

This SAI is not a prospectus.
The date of this SAI is May 1, 2020.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln National Variable Annuity Account L, as of December 31, 2019, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $1,413,794, $1,425,415 and $1,279,933 to LFN and Selling Firms in 2017, 2018 and 2019 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
B-2

Since the portfolios of some of the funds and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those funds and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the Annuitant, the Contract Value and the fixed and/or variable Annuity Payout option elected. In addition, variable Annuity Payout illustrations may show the historical results of a variable payout in a Subaccount of the VAA.
Compound Interest Illustrations—These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.
Internet—An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund
B-3

involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2019 financial statements of the VAA and the December 31, 2019 consolidated financial statements of Lincoln Life appear on the following pages.
B-4

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2019 and 2018

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the “Company”) as of December 31, 2019 and 2018, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2019, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 13, 2020

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2019	2018
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2019 – $93,307; 2018 – $91,219)	$103,773	$92,787
Trading securities	4,602	1,869
Equity securities	103	99
Mortgage loans on real estate	16,244	13,190
Policy loans	2,460	2,491
Derivative investments	1,911	1,081
Other investments	2,565	1,962
Total investments	131,658	113,479
Cash and invested cash	1,879	1,848
Deferred acquisition costs and value of business acquired	7,745	10,308
Premiums and fees receivable	464	568
Accrued investment income	1,109	1,087
Reinsurance recoverables	19,164	19,826
Reinsurance related embedded derivatives	-	188
Funds withheld reinsurance assets	542	563
Goodwill	1,778	1,782
Other assets	18,106	16,663
Separate account assets	153,571	132,833
Total assets	$336,016	$299,145

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$35,717	$33,884
Other contract holder funds	97,422	90,573
Short-term debt	609	288
Long-term debt	2,414	2,401
Reinsurance related embedded derivatives	375	-
Funds withheld reinsurance liabilities	5,566	4,860
Payables for collateral on investments	5,077	4,786
Other liabilities	13,680	13,201
Separate account liabilities	153,571	132,833
Total liabilities	314,431	282,826

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,312	11,237
Retained earnings	4,437	4,423
Accumulated other comprehensive income (loss)	5,836	659
Total stockholder’s equity	21,585	16,319
Total liabilities and stockholder’s equity	$336,016	$299,145

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Revenues
Insurance premiums	$5,277	$4,362	$3,018
Fee income	6,247	5,733	5,369
Net investment income	4,962	4,844	4,760
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(28)	(7)	(18)
Portion of loss recognized in other comprehensive income	13	-	-
Net other-than-temporary impairment losses on securities recognized in earnings	(15)	(7)	(18)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(813)	(85)	(438)
Total realized gain (loss)	(828)	(92)	(456)
Amortization of deferred gain on business sold through reinsurance	27	4	18
Other revenues	507	507	439
Total revenues	16,192	15,358	13,148
Expenses
Interest credited	2,754	2,589	2,558
Benefits	7,585	6,144	4,818
Commissions and other expenses	5,065	4,583	3,967
Interest and debt expense	145	136	126
Strategic digitization expense	66	76	43
Impairment of intangibles	-	-	905
Total expenses	15,615	13,528	12,417
Income (loss) before taxes	577	1,830	731
Federal income tax expense (benefit)	(37)	257	(1,287)
Net income (loss)	614	1,573	2,018
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	5,173	(3,314)	1,547
Funded status of employee benefit plans	4	2	(2)
Total other comprehensive income (loss), net of tax	5,177	(3,312)	1,545
Comprehensive income (loss)	$5,791	$(1,739)	$3,563

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Common Stock
Balance as of beginning-of-year	$11,237	$10,713	$10,696
Capital contributions from Lincoln National Corporation	50	500	-
Stock compensation/issued for benefit plans	25	24	17
Balance as of end-of-year	11,312	11,237	10,713

Retained Earnings
Balance as of beginning-of-year	4,423	4,405	3,342
Cumulative effect from adoption of new accounting standards	-	(644)	-
Net income (loss)	614	1,573	2,018
Dividends paid to Lincoln National Corporation	(600)	(911)	(955)
Balance as of end-of-year	4,437	4,423	4,405

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	659	3,327	1,782
Cumulative effect from adoption of new accounting standards	-	644	-
Other comprehensive income (loss), net of tax	5,177	(3,312)	1,545
Balance as of end-of-year	5,836	659	3,327
Total stockholder’s equity as of end-of-year	$21,585	$16,319	$18,445

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Cash Flows from Operating Activities
Net income (loss)	$614	$1,573	$2,018
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Trading securities purchases, sales and maturities, net	(2,522)	(120)	120
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(448)	(108)	(17)
Premiums and fees receivable	104	(87)	34
Accrued investment income	(22)	(6)	19
Future contract benefits and other contract holder funds	(918)	1,105	(2,062)
Reinsurance related assets and liabilities	(277)	(1,233)	1,001
Accrued expenses	89	(99)	86
Federal income tax accruals	(282)	65	(1,502)
Cash management agreement	(1,115)	329	(277)
Realized (gain) loss	828	92	456
Amortization of deferred gain on business sold through reinsurance	(27)	(4)	(18)
Impairment of intangibles	-	-	905
Other	343	88	91
Net cash provided by (used in) operating activities	(3,633)	1,595	854
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(14,927)	(12,406)	(9,887)
Sales of available-for-sale securities and equity securities	6,771	3,191	1,773
Maturities of available-for-sale securities	6,426	6,348	5,790
Purchase of common stock in acquisition, net of cash acquired	-	(1,410)	-
Sale of business, net	-	(12)	-
Purchases of alternative investments	(433)	(314)	(357)
Sales and repayments of alternative investments	131	178	184
Proceeds from affiliate transfer of alternative investments	-	-	66
Issuance of mortgage loans on real estate	(4,218)	(2,920)	(2,047)
Repayment and maturities of mortgage loans on real estate	1,144	1,048	1,145
Issuance and repayment of policy loans, net	32	20	49
Net change in collateral on investments, derivatives and related settlements	349	654	(374)
Other	(259)	(191)	(123)
Net cash provided by (used in) investing activities	(4,984)	(5,814)	(3,781)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	50	500	-
Payment of long-term debt, including current maturities	(28)	(13)	(290)
Issuance of long-term debt, net of issuance costs	28	13	75
Issuance (payment) of short-term debt	321	278	(270)
Proceeds from sale-leaseback transactions	-	88	62
Payment related to sale-leaseback transactions	(83)	-	-
Proceeds from certain financing arrangements	107	-	-
Deposits of fixed account values, including the fixed portion of variable	16,049	13,616	10,775
Withdrawals of fixed account values, including the fixed portion of variable	(5,800)	(5,957)	(5,764)
Transfers to and from separate accounts, net	(1,362)	(2,469)	(1,787)
Common stock issued for benefit plans	(34)	(25)	(29)
Dividends paid to Lincoln National Corporation	(600)	(911)	(955)
Net cash provided by (used in) financing activities	8,648	5,120	1,817
Net increase (decrease) in cash, invested cash and restricted cash	31	901	(1,110)
Cash, invested cash and restricted cash as of beginning-of-year	1,848	947	2,057
Cash, invested cash and restricted cash as of end-of-year	$1,879	$1,848	$947

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of two insurance company subsidiaries, Lincoln Life & Annuity Company of New York (“LLANY”) and Lincoln Life Assurance Company of Boston (“LLACB”).  We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  As discussed in Note 3, on May 1, 2018, LNC and LNL completed the acquisition of Liberty Life Assurance Company of Boston (“Liberty Life”), which effective September 1, 2019, was renamed Lincoln Life Assurance Company of Boston.  We use the equity method of accounting to recognize all of our investments in limited liability partnerships.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain investments and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

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Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

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Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

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Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
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Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

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State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•	Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be other-than-temporary.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on fixed maturity AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
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The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the fixed maturity AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
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Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our fixed maturity AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our fixed maturity AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance agreements.  Investment results for the portfolios that support Modco and CFW reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.  Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares.  We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the equity security.  Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities.  When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset.  Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models.  The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.  We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectible are charged against the valuation allowance, and subsequent recoveries, if any, are credited to the valuation allowance.

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss may occur. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a specific valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  General valuation allowances are primarily based on loss history adjusted for current conditions.

Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses.  Our periodic evaluation of the adequacy of the valuation allowances is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate.  We believe all of the commercial loans in our portfolio share three primary risks:  borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a valuation allowance.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase a valuation allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate.  In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics.  Therefore, these pools of loans are collectively evaluated for inherent credit losses.  Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends.  These evaluations and assessments are revised as conditions change and new information becomes available, which can cause the valuation allowances to increase or decrease over time as such evaluations are revised.  Residential mortgage loan pools exclude loans that have been impaired as those loans are evaluated individually using the evaluation framework for specific valuation allowances described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming.  We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status.  There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and our insurance subsidiaries enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Consolidated Balance Sheets.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk.  This accounting treatment results in amounts paid or received by our insurance subsidiaries to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, operating lease right-of-use (“ROU”) assets, finance lease assets, certain financing arrangements and other prepaid expenses.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, long-term operating lease liabilities, finance lease liabilities, certain financing arrangements, deferred gain on business sold through reinsurance and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.  Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”) that were acquired through our business combination during 2018.  The carrying values of VOCRA and VODA are amortized using a straight line basis over their weighted average life of 20 years and 13 years, respectively.  See Note 10 for more information regarding specifically identifiable intangible assets acquired.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Effective January 1, 2019, we adopted Accounting Standards Update (“ASU”) 2016-02, which resulted in a new measurement and recognition of our long-term operating leases on our Consolidated Balance Sheets.  We lease office space and certain equipment under various long-term lease agreements.  We determine if an arrangement is a lease at inception.  Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date.  Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments.  The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs.  Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options.  Our lease agreements may contain both lease and non-lease components, which are accounted for separately.  Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.  See Notes 2 and 14 for additional information.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities includes deferred gains on business sold through reinsurance.  During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC.  We are recognizing the gain related to this transaction over a period of 15 years.  During 2012, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gain related to the transaction over a period of 30 years.  During 2013, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  During 2019, we amended the 2013 reinsurance transaction by recapturing the underlying base policy from LNBAR while continuing to cede the associated riders.  We are recognizing the gain related to this transaction over the expected life of the underlying business, or 20 years.  Effective October 1, 2018, we entered into an annuity reinsurance agreement with Athene Holding Ltd. (“Athene”).  We are recognizing the gain related to this transaction over the period over which the majority of account values are expected to run off, or 20 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well as the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that are equal to deposits net of withdrawals, excluding surrender charges and fees, plus interest credited, and if applicable an additional reserve for other insurance benefit guarantees.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security.  Claim resolution rate assumptions and social security offsets are based on our actual experience.  The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities.  The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience.  Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change.  Claim reserves do not include a provision for adverse deviation.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2019 and 2018, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $51 million, $56 million and $57 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

Our short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided.  Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers.  Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses.  Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, changes in the market value of our seed capital investments, and proceeds from reinsurance recaptures.  The broker-dealer services primarily relate to our retail sales network and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income.  Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values.  Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

Interest Credited

We credit interest to our contract holder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on our financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-02, Leases and all related amendments

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a ROU asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the ROU asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We adopted this standard and all related amendments, which resulted in the recognition of $171 million in ROU assets and $176 million in operating lease liabilities reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets as of January 1, 2019.  Comparative periods continue to be measured and presented under historical guidance, and only the period of adoption is subject to this ASU.  Also, on transition, we have elected not to reassess: 1) whether expired or existing contracts contain a lease under the new definition of a lease; 2) lease classification for expired or existing leases; and 3) whether previously capitalized initial direct costs would qualify for capitalization under this ASU.  Additionally, there is not a significant difference in our pattern of lease expense recognition under this ASU, and there is no impact on cash flows.  For more information, see Note 1.

ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative effect adjustment to the beginning balance of retained earnings.

January 1, 2019

We adopted the provisions of this ASU, which did not result in a change to our existing practices; therefore, no cumulative effect adjustment was recorded.  As such, there was no impact on our consolidated financial condition and results of operations.

ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

January 1, 2019

We adopted the provisions of this ASU, which did not have an impact on our consolidated financial condition and results of operations.  This ASU does result in our modification of certain hedge documentation and effectiveness methods, which we have reflected in applicable disclosures in Note 6.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments and related amendments

These amendments adopt a new model in ASC Topic 326 to measure and recognize credit losses for most financial assets.  The ASU requires a financial asset measured at amortized cost to be presented at the net amount expected to be collected over the life of the asset using an allowance for credit losses. Changes in the allowance are charged to earnings.  The measurement of expected credit losses is based on relevant information about past events, including historical experience, as well as current economic conditions and reasonable and supportable forecasts that affect the collectability of the financial asset.  The method used to measure estimated credit losses for fixed maturity AFS securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those securities.  The amendments will permit entities to recognize improvements in credit loss estimates on fixed maturity AFS securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

The adoption of this standard and related amendments will result in the recognition of a cumulative effect adjustment that is not expected to be material to our retained earnings, to record allowances for credit losses as of the date of adoption, primarily related to commercial and residential mortgage loans, as well as reinsurance recoverables.

ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments – Credit Losses, Topic 815, Derivatives and Hedging and Topic 825, Financial Instruments

These amendments clarify the measurement, recognition and presentation of the allowance for credit losses on accrued interest receivable balances; the inclusion of recoveries when estimating the allowance for credit losses; the inclusion of all ASC Topic 944 – Financial Services – Insurance reinsurance recoverables within the scope of ASC 326-20; and provide additional targeted clarifications on the calculation of the allowance for credit losses.

These amendments also make targeted clarifications to ASC Topics 815 and 825.  Early adoption is permitted.

January 1, 2020

Our adoption of ASU 2016-13 and related amendments is discussed above.  The adoption of the remainder of this guidance will not have a material impact on our consolidated financial condition and results of operations.

ASU 2019-05, Financial Instruments – Credit Losses (Topic 326): Targeted Transition Relief

The amendments provide entities that have certain instruments within the scope of Subtopic 326-20, Financial Instruments – Credit Losses – Measured at Amortized Cost, with an option to irrevocably elect the fair value option in Subtopic 825-10, Financial Instruments – Overall, applied on an instrument-by-instrument basis for eligible instruments, upon adoption of ASC Topic 326.

January 1, 2020

We will recognize a cumulative effect increase to retained earnings of approximately $14 million, after-tax, to elect the fair value option for certain mortgage loans in connection with our adoption of ASC Topic 326.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC.  Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary.  They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits.  The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value.  The ASU provides various transition methods by topic that entities may elect upon adoption.  The ASU is currently effective January 1, 2022, and early adoption is permitted.

		January 1, 2022	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Acquisition

On May 1, 2018, LNC and LNL completed the acquisition from Liberty Mutual Insurance Company of 100% of the capital stock of Liberty Life, an operator of a group benefits business (the “Liberty Group Business”) and an individual life and individual and group annuity business (the “Liberty Life Business”).  The acquisition expanded the scale and capabilities of the Group Protection business while further diversifying the Company’s sources of earnings.

In connection with the acquisition and pursuant to the Master Transaction Agreement (“MTA”), dated January 18, 2018, which is attached as Exhibit 10.3 to this Form 10-K, Liberty Life sold the Liberty Life Business on May 1, 2018, by entering into reinsurance agreements and related ancillary documents (including administrative services agreements and transition services agreements) with Protective Life Insurance Company and its wholly-owned subsidiary, Protective Life and Annuity Insurance Company (together with Protective Life Insurance Company, “Protective”), providing for the reinsurance and administration of the Liberty Life Business.

We recognized $85 million of acquisition-related costs, pre-tax, for the year ended December 31, 2018.  These costs were included in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

In the year following the May 1, 2018 acquisition date, we adjusted assets acquired by $(5) million and liabilities acquired by $23 million for an increase in goodwill of $28 million.  Under the terms of the MTA, a final balance sheet will be agreed upon at a later date.  The following table presents the adjusted fair values (in millions) of the net assets acquired related to the Liberty Group Business:

Adjusted
Fair Value
Assets
Investments	$2,493
Mortgage loans on real estate	658
Cash and invested cash	107
Reinsurance recoverables	76
Premiums and fees receivable	83
Accrued investment income	24
Other intangible assets acquired	640
Other assets acquired	142
Separate account assets	99
Total assets acquired	$4,322

Liabilities
Future contract benefits	$2,930
Other contract holder funds	46
Other liabilities acquired	140
Separate account liabilities	99
Total liabilities assumed	$3,215

Net identifiable assets acquired	$1,107
Goodwill	410
Net assets acquired	$1,517

Financial Information

Since the acquisition date of May 1, 2018, the revenues and net income of the business acquired have been included in our Consolidated Statements of Comprehensive Income (Loss) in the Group Protection segment and were $1.5 billion and $36 million, respectively, for the period ended December 31, 2018.

The following unaudited pro forma condensed consolidated results of operations of the Company assume that the acquisition of Liberty Life was completed on January 1, 2017 (in millions):

	For the Years Ended
	December 31,
	2018	2017
Revenue	$16,097	$15,080
Net income	1,642	2,034

Pro forma adjustments include the revenue and net income of the acquired business for each period as well as amortization of identifiable intangible assets acquired and the fair value adjustment to acquired insurance reserves and investments.  Other pro forma adjustments include the impact of reflecting acquisition and integration costs and investment expenses directly attributable to the business combination in 2017 instead of in 2018.  Pro forma adjustments do not include retrospective adjustments to defer and amortize acquisition costs as would be recorded under our accounting policy.

4.  Variable Interest Entities

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  As of December 31, 2019, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.9 billion and $1.7 billion as of December 31, 2019 and 2018, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $13 million and $20 million as of December 31, 2019 and 2018, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $2 million and $1 million for the years ended December 31, 2019 and 2018, respectively.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2019.

5.  Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains, losses and OTTI and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2019
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,875	$9,071	$172	$(5)	$87,779
U.S. government bonds	355	48	-	-	403
State and municipal bonds	4,605	1,087	7	-	5,685
Foreign government bonds	326	62	-	-	388
RMBS	2,820	179	9	(18)	3,008
CMBS	1,038	45	1	(1)	1,083
ABS	4,803	62	17	(35)	4,883
Hybrid and redeemable preferred securities	485	79	20	-	544
Total fixed maturity AFS securities	$93,307	$10,633	$226	$(59)	$103,773

	As of December 31, 2018
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,837	$2,871	$2,167	$(8)	$79,549
U.S. government bonds	361	27	2	-	386
State and municipal bonds	4,498	703	17	-	5,184
Foreign government bonds	402	42	-	-	444
RMBS	3,099	113	61	(13)	3,164
CMBS	810	6	16	(3)	803
ABS	2,644	45	30	(19)	2,678
Hybrid and redeemable preferred securities	568	44	33	-	579
Total fixed maturity AFS securities	$91,219	$3,851	$2,326	$(43)	$92,787

(1)	Includes unrealized (gains) and losses on credit-impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2019, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,714	$2,699
Due after one year through five years	15,022	15,578
Due after five years through ten years	17,440	18,854
Due after ten years	49,470	57,668
Subtotal	84,646	94,799
Structured securities (RMBS, CMBS, ABS)	8,661	8,974
Total fixed maturity AFS securities	$93,307	$103,773

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of fixed maturity AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2019
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$2,827	$44	$1,381	$131	$4,208	$175
State and municipal bonds	316	7	18	-	334	7
RMBS	471	9	15	-	486	9
CMBS	48	1	4	-	52	1
ABS	1,791	8	300	9	2,091	17
Hybrid and redeemable
preferred securities	29	1	102	19	131	20
Total fixed maturity AFS securities	$5,482	$70	$1,820	$159	$7,302	$229

Total number of fixed maturity AFS securities in an unrealized loss position						882

	As of December 31, 2018
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$30,947	$1,464	$7,023	$704	$37,970	$2,168
U.S. government bonds	70	1	23	1	93	2
State and municipal bonds	376	7	92	10	468	17
RMBS	436	9	796	55	1,232	64
CMBS	470	11	82	5	552	16
ABS	1,237	23	239	16	1,476	39
Hybrid and redeemable
preferred securities	94	6	131	27	225	33
Total fixed maturity AFS securities	$33,630	$1,521	$8,386	$818	$42,016	$2,339

Total number of fixed maturity AFS securities in an unrealized loss position						3,360

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2019
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$15	$5	$-	7
Six months or greater, but less than nine months	10	3	-	4
Twelve months or greater	130	74	-	31
Total	$155	$82	$-	42

	As of December 31, 2018
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$389	$122	$1	44
Six months or greater, but less than nine months	96	49	-	11
Nine months or greater, but less than twelve months	11	8	-	2
Twelve months or greater	138	70	8	32
Total	$634	$249	$9	89

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on fixed maturity AFS securities decreased by $2.1 billion for the year ended December 31, 2019.  As discussed further below, we believe the unrealized loss position as of December 31, 2019, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities.

Based upon this evaluation as of December 31, 2019, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2019, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

As of December 31, 2019, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2019, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$337	$358	$411
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	13	5	13
Credit losses on securities for which an
OTTI was previously recognized	2	2	7
Decreases attributable to:
Securities sold, paid down or matured	(148)	(28)	(73)
Balance as of end-of-year	$204	$337	$358

During 2019, 2018 and 2017, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on fixed maturity AFS securities.

Determination of Credit Losses on Corporate Bonds

As of December 31, 2019 and 2018, we reviewed our corporate bond portfolio for potential shortfalls in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near-term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2019 and 2018, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2019 and 2018, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.1 billion and a fair value of $3.1 billion and $2.9 billion, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2019 and 2018, that we would recover the amortized cost of each corporate bond.

Determination of Credit Losses on MBS and ABS

As of December 31, 2019 and 2018, default rates were projected by considering underlying MBS and ABS loan performance and collateral type.  Projected default rates on existing delinquencies vary depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity, with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2019	2018
Fixed maturity securities:
Corporate bonds	$2,877	$1,559
U.S. government bonds	45	43
State and municipal bonds	16	16
Foreign government bonds	45	23
RMBS	169	78
CMBS	163	7
ABS	1,238	121
Hybrid and redeemable preferred securities	49	22
Total trading securities	$4,602	$1,869

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2019, 2018 and 2017, was $(225) million, $(55) million and $8 million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2019			As of December 31, 2018
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$15,525	$659	$16,184	$12,959	$230	$13,189
30 to 59 days past due	3	27	30	-	9	9
60 to 89 days past due	-	10	10	-	1	1
90 or more days past due	-	16	16	-	-	-
Valuation allowance	-	(2)	(2)	-	-	-
Unamortized premium (discount)	(17)	23	6	(17)	8	(9)
Total carrying value	$15,511	$733	$16,244	$12,942	$248	$13,190

As of December 31, 2019, we had 38 residential mortgage loans that were either delinquent or in foreclosure.  As of December 31, 2018, we had no loans that were either delinquent or in foreclosure.

For our commercial mortgage loans, there was one specifically identified impaired loan with a carrying value of less than $1 million as of December 31, 2019. There were no specifically identified impaired commercial mortgage loans as of December 31, 2018.

For our residential mortgage loans, there were four specifically identified impaired loans with an aggregate carrying value of $1 million as of December 31, 2019.  There were no specifically identified impaired residential mortgage loans as of December 31, 2018.  The general allowance established on residential mortgage loans was $2 million and less than $1 million as of December 31, 2019 and 2018, respectively.

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss has occurred.

The changes in the valuation allowance associated with impaired commercial mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Valuation Allowance
Balance as of beginning-of-year	$-	$3	$2
Additions	-	-	1
Charge-offs, net of recoveries	-	(3)	-
Balance as of end-of-year	$-	$-	$3

Additional information related to impaired commercial mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Average carrying value for impaired commercial
mortgage loans on real estate	$-	$5	$6
Interest income recognized on impaired commercial
mortgage loans on real estate	-	1	-
Interest income collected on impaired commercial
mortgage loans on real estate	-	1	-

As described in Note 1, we use loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2019			As of December 31, 2018
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$14,121	91.0%	2.35	$11,656	90.1%	2.30
65% to 74%	1,389	9.0%	1.88	1,234	9.5%	1.76
75% to 100%	1	0.0%	1.09	52	0.4%	1.03
Total	$15,511	100.0%		$12,942	100.0%

As described in Note 1, we use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2019		As of December 31, 2018
	Carrying	% of	Carrying	% of
Performance Indicator	Value	Total	Value	Total
Performing	$716	97.7%	$247	99.6%
Nonperforming	17	2.3%	1	0.4%
Total	$733	100.0%	$248	100.0%

Our commercial mortgage loan portfolio is geographically diversified with the largest concentrations in California, which accounted for 24% and 23% of commercial mortgage loans on real estate as of December 31, 2019 and 2018, respectively, and Texas, which accounted for 11% and 12% of commercial mortgage loans on real estate as of December 31, 2019 and 2018, respectively.

Our residential mortgage loan portfolio is geographically diversified with the largest concentrations in California, which accounted for 34% of residential mortgage loans on real estate as of December 31, 2019 and 2018, and Florida, which accounted for 20% and 19% of residential mortgage loans on real estate as of December 31, 2019 and 2018, respectively.

Alternative Investments

As of December 31, 2019 and 2018, alternative investments included investments in 256 and 234 different partnerships, respectively, and the portfolios represented approximately 1% of our total investments.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Fixed maturity AFS securities	$4,214	$4,129	$4,048
Equity AFS securities	-	-	12
Trading securities	187	79	88
Equity securities	4	4	-
Mortgage loans on real estate	626	492	433
Real estate	1	1	1
Policy loans	128	122	134
Invested cash	33	23	11
Commercial mortgage loan prepayment
and bond make-whole premiums	115	78	138
Alternative investments	24	222	165
Consent fees	7	4	6
Other investments	27	24	5
Investment income	5,366	5,178	5,041
Investment expense	(404)	(334)	(281)
Net investment income	$4,962	$4,844	$4,760

Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Fixed maturity AFS securities:
Gross gains	$44	$36	$17
Gross losses	(70)	(80)	(43)
Gross OTTI	(15)	(7)	(20)
Equity AFS securities:
Gross gains	-	-	6
Gain (loss) on other investments (1)	(15)	(15)	(10)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(13)	(22)	(21)
Total realized gain (loss) related to certain investments	(69)	(88)	(71)
Realized gain (loss) on the mark-to-market on certain
instruments (2)	(426)	251	(155)
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(80)	(51)	(22)
Associated amortization of DAC, VOBA, DSI and DFEL	2	12	(2)
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(223)	(184)	(174)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(32)	(32)
Total realized gain (loss)	$(828)	$(92)	$(456)

(1)	Includes market adjustments on equity securities still held of $(4) million and $(17) million for the years ended December 31, 2019 and 2018, respectively.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and indexed variable universal life insurance (“IUL”) contracts net derivatives results), reinsurance related embedded derivatives and trading securities.  See Notes 1 and 9 for information regarding Modco.

(3)

Represents the net difference between the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
OTTI Recognized in Net Income (Loss)
Fixed maturity AFS securities:
Corporate bonds	$(13)	$(5)	$(13)
State and municipal bonds	-	-	(1)
RMBS	(1)	(1)	(2)
CMBS	-	-	(2)
ABS	(1)	(1)	(2)
Gross OTTI recognized in net income (loss)	(15)	(7)	(20)
Associated amortization of DAC, VOBA, DSI and DFEL	-	-	2
Net OTTI recognized in net income (loss)	$(15)	$(7)	$(18)

OTTI Recognized in OCI
Gross OTTI recognized in OCI	$14	$-	$-
Change in DAC, VOBA, DSI and DFEL	(1)	-	-
Net OTTI recognized in OCI	$13	$-	$-

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2019		As of December 31, 2018
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$1,383	$1,383	$616	$616
Securities pledged under securities lending agreements (2)	114	110	88	85
Securities pledged under repurchase agreements (3)	-	-	152	157
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	3,580	5,480	3,930	5,923
Total payables for collateral on investments	$5,077	$6,973	$4,786	$6,781

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 6 for additional information.

(2)

Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)

Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.  As of December 31, 2019, we were not participating in any open repurchase agreements.

(4)

Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2019	2018	2017
Collateral payable for derivative investments	$767	$(85)	$(112)
Securities pledged under securities lending agreements	26	(134)	5
Securities pledged under repurchase agreements	(152)	(379)	1
Investments pledged for FHLBI	(350)	1,030	(450)
Total increase (decrease) in payables for collateral on investments	$291	$432	$(556)

We have elected not to offset our securities lending and repurchase agreements transactions in our financial statements.  The remaining contractual maturities of securities lending and repurchase agreements transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$114	$-	$-	$-	$114
Total gross secured borrowings	$114	$-	$-	$-	$114

	As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$88	$-	$-	$-	$88
Repurchase Agreements
Corporate bonds	-	-	-	152	152
Total gross secured borrowings	$88	$-	$-	$152	$240

We accept collateral in the form of securities in connection with repurchase agreements.  In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2019, the fair value of all collateral received that we are permitted to sell or re-pledge was $25 million.  As of December 31, 2019, we have re-pledged $25 million of this collateral to cover initial margin and over-the-counter collateral requirements on certain derivative investments.

Investment Commitments

As of December 31, 2019, our investment commitments were $2.0 billion, which included $1.0 billion of LPs, $544 million of mortgage loans on real estate and $407 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2019 and 2018, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.3 billion and $1.4 billion, respectively, or 1% of total investments, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $1.0 billion and $1.2 billion, respectively, or 1% of total investments.  These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2019 and 2018, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $18.2 billion and $16.0 billion, respectively, or 14% of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $15.4 billion and $14.3 billion, respectively, or 12% and 13%, respectively, of total investments.  These concentrations include fixed maturity AFS, trading and equity securities.

6.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

We adopted ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities, in 2019.  See Note 2 for additional information.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity products.

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the Standard & Poor's 500 Index (“S&P 500”) and other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to 6 years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require the seller to pay the buyer at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We are exposed to risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  These GLB features are reinsured among various reinsurance counterparties on either a Modco or coinsurance basis.  We cede a portion of the GLB features to LNBAR on a funds withheld Modco basis.  The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.  While we actively manage the hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 or other indices.  Contract holders may elect to rebalance index options at renewal dates.  At the end of each indexed term, which can be up to 6 years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2019			As of December 31, 2018
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,174	$108	$12	$1,528	$33	$9
Foreign currency contracts (1)	2,874	191	51	2,326	167	39
Total cash flow hedges	4,048	299	63	3,854	200	48
Fair value hedges:
Interest rate contracts (1)	546	-	202	553	-	137
Non-Qualifying Hedges
Interest rate contracts (1)	112,921	1,082	219	100,628	464	138
Foreign currency contracts (1)	262	1	3	47	-	-
Equity market contracts (1)	43,283	1,442	664	30,273	676	162
Credit contracts (1)	55	-	-	-	-	-
Embedded derivatives:
GLB direct (2)	-	450	-	-	123	-
GLB ceded (2) (3)	-	60	510	-	72	196
Reinsurance related (4)	-	-	375	-	188	-
Indexed annuity and IUL contracts (2) (5)	-	927	2,585	-	902	1,305
Total derivative instruments	$161,115	$4,261	$4,621	$135,355	$2,625	$1,986

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.
(3)	Reported in other liabilities on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2019
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$11,341	$53,011	$20,948	$28,841	$500	$114,641
Foreign currency contracts (2)	218	383	961	1,473	101	3,136
Equity market contracts	27,594	7,720	3,762	13	4,194	43,283
Credit contracts	-	55	-	-	-	55
Total derivative instruments
with notional amounts	$39,153	$61,169	$25,671	$30,327	$4,795	$161,115

(1)	As of December 31, 2019, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was November 24, 2021.
(2)	As of December 31, 2019, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was February 26, 2050.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

As of December 31, 2019

Cumulative
Fair Value Hedging
Adjustment Included
	Amortized Cost	in the Amortized
	of the Hedged	Cost of the Hedged
	Assets (Liabilities)	Assets (Liabilities)
Line Items in which the Hedged Items are Recorded
Fixed maturity AFS securities, at fair value	$776	$202

The change in our unrealized gain (loss) on derivative instruments within accumulated other comprehensive income (loss) (“AOCI”) (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$119	$27	$93
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cumulative effect from adoption of
new accounting standard	-	6	-
Cash flow hedges:
Interest rate contracts	73	(4)	43
Foreign currency contracts	108	44	20
Change in foreign currency exchange rate adjustment	(52)	111	(137)
Change in DAC, VOBA, DSI and DFEL	(5)	(14)	1
Income tax benefit (expense)	(26)	(29)	26
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	3	4	4
Foreign currency contracts (1)	35	27	18
Foreign currency contracts (2)	9	-	9
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(3)	(2)
Income tax benefit (expense)	(9)	(6)	(10)
Balance as of end-of-year	$181	$119	$27

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss)
	Recognized in Income
	For the Year Ended
	December 31, 2019
	Realized	Net
	Gain	Investment
	(Loss)	Income
Total Line Items in which the Effects of Fair Value
or Cash Flow Hedges are Recorded	$(828)	$4,962

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	63
Derivatives designated as hedging instruments	-	(63)
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	3
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	9	35

Non-Qualifying Hedges
Interest rate contracts	982	-
Foreign currency contracts	(1)	-
Equity market contracts	(137)	-
Embedded derivatives:
GLB	1	-
Reinsurance related	(626)	-
Indexed annuity and IUL contracts	(742)	-

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2018	2017
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4	$4
Foreign currency contracts (1)	27	18
Foreign currency contracts (2)	-	9
Total cash flow hedges	31	31
Fair value hedges:
Interest rate contracts (1)	(14)	(23)
Interest rate contracts (2)	37	7
Total fair value hedges	23	(16)
Non-Qualifying Hedges
Interest rate contracts (2)	(149)	103
Foreign currency contracts (2)	5	-
Equity market contracts (2)	445	(1,427)
Equity market contracts (3)	(17)	28
Credit contracts (3)	-	1
Embedded derivatives:
GLB(2)	(1)	-
Reinsurance related (2)	292	(141)
Indexed annuity and IUL contracts (2)	81	(400)
Total derivative instruments	$710	$(1,821)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended
	December 31,
	2018	2017
Offset to net investment income	4	22
Offset to realized gain (loss)	27	9

As of December 31, 2019, $45 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2019 and 2018, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2019, information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2024	(3)	(4)	BBB+	1	$1	$55

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.
(4)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

As of December 31, 2018, we did not have any exposure related to credit default swaps for which we are the seller.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2019	2018
Maximum potential payout	$55	$-
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$55	$-

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post collateral if the market value was less than zero.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2019, the NPR adjustment was zero.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2019 or 2018.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2019		As of December 31, 2018
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$441	$(22)	$33	$(4)
A+	549	(168)	296	(26)
A	36	-	106	(36)
A-	355	-	4	-
BBB+	-	-	177	-
	$1,381	$(190)	$616	$(66)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2019
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$2,619	$1,437	$4,056
Gross amounts offset	(708)	-	(708)
Net amount of assets	1,911	1,437	3,348
Gross amounts not offset:
Cash collateral	(1,381)	-	(1,381)
Non-cash collateral	(242)	-	(242)
Net amount	$288	$1,437	$1,725

Financial Liabilities
Gross amount of recognized liabilities	$771	$3,470	$4,241
Gross amounts offset	(15)	-	(15)
Net amount of liabilities	756	3,470	4,226
Gross amounts not offset:
Cash collateral	(190)	-	(190)
Non-cash collateral	-	-	-
Net amount	$566	$3,470	$4,036

	As of December 31, 2018
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,282	$1,285	$2,567
Gross amounts offset	(201)	-	(201)
Net amount of assets	1,081	1,285	2,366
Gross amounts not offset:
Cash collateral	(616)	-	(616)
Non-cash collateral	(58)	-	(58)
Net amount	$407	$1,285	$1,692

Financial Liabilities
Gross amount of recognized liabilities	$806	$1,501	$2,307
Gross amounts offset	(59)	-	(59)
Net amount of liabilities	747	1,501	2,248
Gross amounts not offset:
Cash collateral	(66)	-	(66)
Non-cash collateral	(190)	-	(190)
Net amount	$491	$1,501	$1,992

7.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Current	$175	$179	$118
Deferred	(212)	78	(1,405)
Federal income tax expense (benefit)	$(37)	$257	$(1,287)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Income (loss) before taxes	$577	$1,830	$731
Federal statutory rate	21%	21%	35%
Federal income tax expense (benefit) at federal statutory rate	121	384	256
Effect of:
Tax-preferred investment income (1)	(99)	(87)	(280)
Tax credits	(40)	(39)	(29)
Excess tax benefits from stock-based compensation	(6)	(3)	(8)
Goodwill impairment	-	-	316
Tax impact associated with the Tax Cuts and Jobs Act (2)	(16)	3	(1,526)
Other items	3	(1)	(16)
Federal income tax expense (benefit)	$(37)	$257	$(1,287)
Effective tax rate	-6%	14%	-176%

(1)

Relates primarily to separate account dividends eligible for the dividends-received deduction. As a result of the Tax Cuts and Jobs Act (the “Tax Act”), the recorded tax benefit for the separate account dividends-received deduction was substantially less in 2019 and 2018 as compared to 2017.

(2)

As a result of the enactment of the Tax Act in 2017, we remeasured our existing deferred tax balances at the prevailing corporate federal income tax rate of 21% and recognized a $1.5 billion tax benefit.  In 2018, we recognized a $3 million net tax benefit from the impact of the reduced federal statutory rate under the Tax Act on our adoption of an Internal Revenue Service pronouncement related to variable annuity contracts.  In 2019, we recognized a $16 million net tax benefit from the impact of the reduced corporate tax rate under the Tax Act on our election to revalue policyholder tax reserves.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2019	2018
Current	$255	$205
Deferred	(2,605)	(1,421)
Total federal income tax asset (liability)	$(2,350)	$(1,216)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2019	2018
Deferred Tax Assets
Future contract benefits and other contract holder funds	$527	$549
Reinsurance related embedded derivative liability	79	-
Compensation and benefit plans	135	120
Intangibles	26	40
Net operating losses	216	264
Other	14	59
Total deferred tax assets	$997	$1,032
Deferred Tax Liabilities
DAC	$854	$1,380
VOBA	191	302
Net unrealized gain on fixed maturity AFS securities	2,216	333
Net unrealized gain on trading securities	70	25
Investment activity	154	334
Reinsurance related embedded derivative asset	-	39
Deferred gain on business sold through reinsurance	4	34
Other	113	6
Total deferred tax liabilities	$3,602	$2,453
Net deferred tax asset (liability)	$(2,605)	$(1,421)

As of December 31, 2019, we have $1.0 billion of net operating losses to carry forward to future years.  The net operating losses arose in tax year 2018, and under the Tax Act changes, have an unlimited carryforward period.  As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized.  Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2019, and 2018, $41 million and $12 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2019	2018
Balance as of beginning-of-year	$12	$11
Increases for prior year tax positions	29	-
Increases for current year tax positions	-	1
Balance as of end-of-year	$41	$12

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2019, 2018 and 2017, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2019 and 2018.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2016 and forward remain open under the applicable statute of limitations.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

8.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$9,509	$7,909	$8,269
Business acquired (sold) through reinsurance	-	(246)	-
Business recaptured through reinsurance	59	-	-
Deferrals	1,900	1,596	1,345
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(922)	(913)	(922)
Unlocking	(471)	(115)	61
Adjustment related to realized (gains) losses	(43)	(42)	(55)
Adjustment related to unrealized (gains) losses	(2,614)	1,320	(789)
Balance as of end-of-year	$7,418	$9,509	$7,909

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$799	$499	$874
Business acquired (sold) through reinsurance	-	(11)	-
Business acquired	-	30	-
Deferrals	6	7	7
Amortization:
Amortization, excluding unlocking	(115)	(127)	(105)
Unlocking	143	(60)	(48)
Accretion of interest (1)	45	48	52
Adjustment related to realized (gains) losses	(1)	(2)	(1)
Adjustment related to unrealized (gains) losses	(550)	415	(280)
Balance as of end-of-year	$327	$799	$499

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2019, was as follows:

2020	$72
2021	66
2022	67
2023	65
2024	61

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$298	$287	$293
Business acquired (sold) through reinsurance	-	(21)	-
Deferrals	26	48	29
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(28)	(30)
Unlocking	(3)	-	(4)
Adjustment related to realized (gains) losses	(2)	(1)	(2)
Adjustment related to unrealized (gains) losses	(10)	13	1
Balance as of end-of-year	$281	$298	$287

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$2,763	$1,429	$1,855
Business recaptured through reinsurance	5	-	-
Deferrals	1,092	874	753
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(533)	(474)	(383)
Unlocking	(426)	(52)	(3)
Adjustment related to realized (gains) losses	(11)	(19)	(18)
Adjustment related to unrealized (gains) losses	(2,244)	1,005	(775)
Balance as of end-of-year	$646	$2,763	$1,429

9.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re Life & Health America, Inc. (“Swiss Re”):

	For the Years Ended December 31,
	2019	2018	2017
Direct insurance premiums and fee income	$13,347	$11,882	$10,103
Reinsurance assumed	97	96	101
Reinsurance ceded	(1,920)	(1,883)	(1,817)
Total insurance premiums and fee income	$11,524	$10,095	$8,387

Direct insurance benefits	$9,482	$8,513	$6,669
Reinsurance recoveries netted against benefits	(1,897)	(2,369)	(1,851)
Total benefits	$7,585	$6,144	$4,818

We and our insurance subsidiaries cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  Reinsurance does not discharge us from our primary obligation to contract holders for losses insured under the policies we issue.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2019, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2019.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.  The amounts recoverable from reinsurers were $19.2 billion and $19.8 billion as of December 31, 2019 and 2018, respectively.

Protective represents our largest reinsurance exposure following the sale of the Liberty Life Business as discussed in Note 3, which resulted in amounts recoverable from Protective of $11.8 billion and $12.1 billion as of December 31, 2019 and 2018, respectively.  Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $14.7 billion and $13.7 billion as of December 31, 2019 and 2018, respectively.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.3 billion and $1.5 billion as of December 31, 2019 and 2018, respectively.  Swiss Re has funded a trust, with a balance of $2.7 billion as of December 31, 2019, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2019, included $164 million and $31 million, respectively, related to the business sold to Swiss Re.  In addition, the amounts recoverable from LNBAR were $2.4 billion and $2.5 billion as of December 31, 2019 and 2018, respectively.  LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $2.3 billion as of December 31, 2019.

Some portions of our annuity business have been reinsured on a Modco basis with other companies.  In a Modco agreement, we as the ceding company retain the reserves, as well as the assets backing those reserves, and the reinsurer shares proportionally in all financial terms of the reinsured policies based on their respective percentage of the risk.  Effective October 1, 2018, we entered into one such Modco agreement with Athene to reinsure fixed and fixed indexed annuity products, which resulted in a deposit asset of $6.6 billion and $7.5 billion as of December 31, 2019 and 2018, respectively, within other assets on our Consolidated Balance Sheets.  We held investments of $6.9 billion as of December 31, 2019, in support of reserves associated with the transaction in a Modco investment portfolio.  As of December 31, 2019, the portfolio included trading securities, fixed maturity AFS securities, commercial mortgage loans, derivative investments, other investments, cash, accrued investment income and equity securities that had carrying values of $3.5 billion, $2.3 billion, $698 million, $130 million, $94 million, $62 million, $57 million and $14 million, respectively.   In addition, the portfolio was supported by $201 million of over-collateralization and a $200 million letter of credit as of December 31, 2019. As described in Note 1, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $30 million and $8 million of the gain during 2019 and 2018, respectively.

In repositioning the Modco investment portfolio, purchases of securities classified as trading during 2019 primarily resulted in negative cash flows from operating activities that were largely offset by sales of securities classified as fixed maturity AFS within investing activities in our Consolidated Statements of Cash Flows.

See Note 6 for information on reinsurance related embedded derivatives.

10.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2019
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	688	-	(4)	-	684
Total goodwill	$3,934	$(2,152)	$(4)	$-	$1,778

	For the Year Ended December 31, 2018
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	274	-	414	-	688
Total goodwill	$3,520	$(2,152)	$414	$-	$1,782

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2019 and 2018, we performed our annual quantitative goodwill impairment test for our reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value for Annuities, Retirement Plan Services, Life Insurance and Group Protection.

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities, Retirement Plan Services and Group Protection reporting units had fair values that exceeded the carrying value of each reporting unit. Our early adoption of ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $905 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2019		As of December 31, 2018
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Retirement Plan Services:
Mutual fund contract rights (1)	$5	$-	$5	$-
Life Insurance:
Sales force	100	55	100	51
Group Protection:
VOCRA	576	25	576	5
VODA	31	2	31	-
Insurance licenses (1)	3	-	3	-
Total	$715	$82	$715	$56

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2019, was as follows:

2020	$37
2021	37
2022	37
2023	37
2024	37
Thereafter	440

11.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2019 (1)	2018 (1)
Return of Net Deposits
Total account value	$101,601	$89,783
Net amount at risk (2)	71	1,002
Average attained age of contract holders	65 years	65 years

Minimum Return
Total account value	$92	$88
Net amount at risk (2)	13	18
Average attained age of contract holders	77 years	77 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$25,763	$23,365
Net amount at risk (2)	384	2,007
Average attained age of contract holders	71 years	71 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$161	$100	$110
Changes in reserves	(24)	77	8
Benefits paid	(20)	(16)	(18)
Balance as of end-of-year	$117	$161	$100

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2019	2018
Asset Type
Domestic equity	$64,093	$54,060
International equity	19,852	18,359
Fixed income	41,405	37,942
Total	$125,350	$110,361

Percent of total variable annuity separate account values	98%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  Reserves on UL and VUL products with secondary guarantees represented 35% and 33% of total life insurance in-force reserves as of December 31, 2019 and 2018, respectively.  UL and VUL products with secondary guarantees represented 27%, 36% and 27% of total life insurance sales for the years ended December 31, 2019, 2018 and 2017, respectively.

12.  Liability for Unpaid Claims

The liability for unpaid claims consists primarily of long-term disability claims and is reported in future contract benefits on our Consolidated Balance Sheets.  Changes in the liability for unpaid claims (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$5,335	$2,222	$2,242
Reinsurance recoverable	143	57	69
Net balance as of beginning-of-year	5,192	2,165	2,173
Business acquired (1)	-	2,842	-
Incurred related to:
Current year	3,193	2,531	1,346
Prior years:
Interest	151	120	69
All other incurred (2)	(308)	(208)	(76)
Total incurred	3,036	2,443	1,339
Paid related to:
Current year	(1,518)	(1,197)	(798)
Prior years	(1,310)	(1,061)	(549)
Total paid	(2,828)	(2,258)	(1,347)
Net balance as of end-of-year	5,400	5,192	2,165
Reinsurance recoverable	152	143	57
Balance as of end-of-year	$5,552	$5,335	$2,222

(1)	Represents acquired group life and disability reserves, net, as of May 1, 2018. See Note 3 for additional information.
(2)

All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The interest rate assumption used for discounting long-term claim reserves is an important part of the reserving process due to the long benefit period for these claims.  Interest accrued on prior years’ reserves has been calculated on the opening reserve balance less one-half of the prior years’ incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods.  As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates.  Long-term disability reserves are discounted using rates ranging from 3.25% to 5%. The discount rates vary by year of claim incurral.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2019	2018
Short-Term Debt
Short-term debt (1)	$609	$288

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	613	600
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	284	312
4.225% surplus note, due 2037	28	-
4.50% surplus note, due 2038	13	13
Total long-term debt	$2,414	$2,401

(1)	The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2019, were as follows:

2020	$-
2021	-
2022	-
2023	-
2024	50
Thereafter	2,364
Total	$2,414

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2019, was $613 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC.  The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.  On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  The outstanding principal amount as of December 31, 2019, was $284 million due to executing our right to repay the surplus note in part to LNC.

On July 1, 2018, we issued a surplus note of $13 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2019, we issued a surplus note of $28 million to LNC.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.225%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities and Letters of Credit

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), and LOCs (in millions) were as follows:

		As of December 31, 2019
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	July 31, 2024	$2,250	$340
LOC facility (1)	August 26, 2031	990	965
LOC facility (1)	October 1, 2031	982	982
Total		$4,222	$2,287

(1)	Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On July 31, 2019, LNC refinanced its existing credit facility with a syndicate of banks.  This facility (the “credit facility”) allows for the issuance of LOCs and borrowing of up to $2.25 billion.  The credit facility is unsecured and has a commitment termination date of July 31, 2024.  The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit agreement governing the credit facility contains or includes:

•

Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;

•

Financial covenants including maintenance by LNC of a minimum consolidated net worth (as defined in the credit agreement) equal to the sum of $10.6 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries as set forth in the credit agreement; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00;

•	A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the credit agreement; and
•	Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable.  As of December 31, 2019, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets.  Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid.  Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.  The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults.  Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable.  As of December 31, 2019, we were in compliance with all such covenants.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2019.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2019, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $90 million.  Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term treaties.  We are disputing the requested rate increases under these treaties.  We have initiated and will initiate arbitration proceedings, as necessary, under these treaties in order to protect our contractual rights.  Additionally, reinsurers may initiate arbitration proceedings against us.  We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition.  For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  On January 11, 2019, the court dismissed Plaintiff’s complaint in its entirety.  In response, Plaintiff filed a motion for leave to amend the complaint, which we have opposed.

Hanks v. The Lincoln Life and Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  On March 13, 2019, the court issued an order granting plaintiff’s motion for class certification for the breach of contract claim and denying such motion with respect to the unjust enrichment claim against LLANY, and, on September 12, 2019, the court issued an order approving the parties’ joint stipulation of dismissal with respect to the unjust enrichment claim and dismissed LLANY as a defendant in the case.  In light of LLANY’s role as reinsurer and administrator under the 1998 coinsurance agreement with Aetna (now Voya), and of the parties’ rights and obligations thereunder, LLANY continues to be actively engaged in the vigorous defense of this action.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017.  In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016.  Plaintiffs seek to represent classes of policyowners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National 2017 COI Rate Litigation, Master File No. 2:17-cv-04150 is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order of the court in March 2018.  Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017.  Plaintiffs seek to represent classes of policyholders and seek damages on their behalf.  We are vigorously defending this matter.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018.  Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017.  We are vigorously defending this matter.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019.  Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies.  Plaintiff seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and which contain non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policies.  Plaintiff also seeks to represent a sub-class of such policyholders who own or owned “life insurance policies issued in the State of New York.”  Plaintiff seeks damages on behalf of the policyholder class and sub-class.  We are vigorously defending this matter.

Commitments

Leases

We recognized operating lease ROU assets of $202 million and associated lease liabilities of $208 million as of December 31, 2019.   We classified the operating lease ROU assets within other assets and the lease liabilities within other liabilities on our Consolidated Balance Sheets.  The weighted-average discount rate and remaining lease term were 3.2% and 6 years, respectively, as of December 31, 2019.  Operating lease expense for the years ended December 31, 2019, 2018 and 2017, was $46 million,  $43 million and $36 million, respectively, and reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2019, the net book value of assets recorded as finance leases was $128 million, and the associated accumulated amortization was $345 million.  These transactions have been classified as other assets on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  The weighted-average discount rate and remaining lease term were 2.2% and 2 years, respectively, as of December 31, 2019.

Finance lease expense (in millions) was as follows:

For the Year Ended
December 31,
2019

Amortization of ROU assets (1)	$67
Interest on lease liabilities (2)	13
Total	$80

(1)	Amortization of ROU assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Interest on lease liabilities is reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to leases:

For the Year Ended
December 31,
2019
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$47
Financing cash flows from finance leases	96

Supplemental Non-cash Information
ROU assets obtained in exchange for new lease obligations:
Operating leases	$78

Our future minimum lease payments (in millions) under non-cancellable leases as of December 31, 2019, were as follows:

	Operating	Finance
	Leases	Leases
2020	$44	$56
2021	40	66
2022	35	66
2023	32	90
2024	26	17
Thereafter	65	12
Total future minimum lease payments	242	307
Less: Amount representing interest	34	26
Present value of minimum lease payments	$208	$281

As of December 31, 2019, we had no leases that had not yet commenced.

Vulnerability from Concentrations

As of December 31, 2019, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.  For information on our investment and reinsurance concentrations, see Notes 5 and 9, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(13) million and $(18) million as of December 31, 2019 and 2018, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$536	$3,283	$1,687
Cumulative effect from adoption of new accounting standards	-	634	-
Unrealized holding gains (losses) arising during the year	8,856	(5,995)	2,872
Change in foreign currency exchange rate adjustment	46	(107)	134
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(2,460)	1,748	(703)
Income tax benefit (expense)	(1,370)	923	(745)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(26)	(44)	(40)
Associated amortization of DAC, VOBA, DSI and DFEL	(11)	(19)	(19)
Income tax benefit (expense)	8	13	21
Balance as of end-of-year	$5,637	$536	$3,283
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$29	$39	$22
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	-	9	-
Gross OTTI recognized in OCI during the year	(14)	-	-
Change in DAC, VOBA, DSI and DFEL	1	-	-
Income tax benefit (expense)	3	-	-
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	30	(18)	34
Change in DAC, VOBA, DSI and DFEL	(2)	(5)	(7)
Income tax benefit (expense)	(7)	4	(10)
Balance as of end-of-year	$40	$29	$39
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$119	$27	$93
Cumulative effect from adoption of new accounting standard	-	6	-
Unrealized holding gains (losses) arising during the year	181	40	63
Change in foreign currency exchange rate adjustment	(52)	111	(137)
Change in DAC, VOBA, DSI and DFEL	(5)	(14)	1
Income tax benefit (expense)	(26)	(29)	26
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	47	31	31
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(3)	(2)
Income tax benefit (expense)	(9)	(6)	(10)
Balance as of end-of-year	$181	$119	$27
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(25)	$(22)	$(20)
Cumulative effect from adoption of new accounting standard	-	(5)	-
Adjustment arising during the year	4	3	(4)
Income tax benefit (expense)	(1)	(1)	2
Balance as of end-of-year	$(22)	$(25)	$(22)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(26)	$(44)	$(40)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(11)	(19)	(19)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(37)	(63)	(59)	operations before taxes
Income tax benefit (expense)	8	13	21	Federal income tax expense (benefit)
Reclassification, net of income tax	$(29)	$(50)	$(38)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$4	$7	$5	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	(1)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	4	7	4	operations before taxes
Income tax benefit (expense)	(1)	(1)	(1)	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$6	$3	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$3	$4	$4	Net investment income
Foreign currency contracts	35	27	18	Net investment income
Foreign currency contracts	9	-	9	Total realized gain (loss)
Total gross reclassifications	47	31	31
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	(3)	(2)	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	45	28	29	operations before taxes
Income tax benefit (expense)	(9)	(6)	(10)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$36	$22	$19	Net income (loss)

16.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Commissions	$2,566	$2,271	$1,998
General and administrative expenses	2,152	1,910	1,715
Expenses associated with reserve financing and unrelated LOCs	52	64	57
DAC and VOBA deferrals and interest, net of amortization	(586)	(436)	(390)
Broker-dealer expenses	372	358	329
Specifically identifiable intangible asset amortization	26	9	4
Taxes, licenses and fees	353	322	254
Acquisition and integration costs related to mergers and acquisitions	130	85	-
Total	$5,065	$4,583	$3,967

17.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements. In accordance with such practice, we were not required to make contributions but elected to contribute zero and $8 million for the years ended December 31, 2019 and 2018, respectively.  We do not expect to be required to make any contributions to these pension plans in 2020.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $6  million, $6 million and $5 million during 2019, 2018 and 2017, respectively.  In 2020, we expect the plans to make benefit payments of approximately $10 million.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2019	2018	2019	2018

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$109	$107	$9	$8
Projected benefit obligation	115	112	10	10
Funded status	$(6)	$(5)	$(1)	$(2)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$-	$-	$-
Other liabilities	(6)	(5)	(1)	(2)
Net amount recognized	$(6)	$(5)	$(1)	$(2)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	3.50%	4.50%	3.50%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Expected return on plan assets	4.50%	4.50%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2019, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2019	2018

Fixed maturity securities:
Corporate bonds	$-	$1
U.S. government bonds	83	87
Cash and invested cash	26	19
Other investments	9	8
Total	$118	$115

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 20 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense (benefit) for these plans was  $10 million, $(4) million and $7 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $101  million, $90 million and $85 million, for the years ended December 31, 2019, 2018 and 2017, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $22 million, $12 million and $27 million for the years ended December 31, 2019, 2018 and 2017, respectively.  For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2019	2018
Total liabilities (1)	$579	$487
Investments dedicated to fund liabilities (2)	202	170

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

18.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares, stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Stock options	$8	$5	$9
Performance shares	16	14	12
SARs	-	(1)	2
RSUs	35	30	24
Total	$59	$48	$47

Recognized tax benefit	$12	$10	$16

19.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, LLANY, LLACB, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2019	2018
U.S. capital and surplus	$8,425	$8,330

	For the Years Ended December 31,
	2019	2018	2017
U.S. net gain (loss) from operations, after-tax	$379	$686	$1,312
U.S. net income (loss)	359	1,013	1,452
U.S. dividends to LNC holding company	600	910	954

Comparison of 2019 to 2018

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, unfavorable reserve strain on certain products, and integration costs incurred as part of the acquisition of Liberty Life.  See Note 3 for information regarding the acquisition.

Comparison of 2018 to 2017

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, acquisition and integration costs incurred as part of the acquisition of Liberty Life and unfavorable reserve strain on certain products.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP.  One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2019 and 2018.  Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2019.  Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance treaties with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2019.  These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2019	2018
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$24	$36
Conservative valuation rate on certain annuities	(49)	(55)
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,947	1,959
LLC notes and variable value surplus notes	1,648	1,634
Excess of loss reinsurance treaties	419	330

(1)	These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48 or are compliant under AG48 requirements.

The NAIC has adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2019, the Company’s RBC ratio was in excess of four times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiaries, LLANY, a New York-domiciled insurance company, and LLACB, a New Hampshire-domiciled company, are bound by similar restrictions, under the laws of New York and New Hampshire, respectively.  Under both New York and New Hampshire law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends to LNC of approximately $815 million in 2020 without prior approval from the Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

20.    Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2019		As of December 31, 2018
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$103,773	$103,773	$92,787	$92,787
Trading securities	4,602	4,602	1,869	1,869
Equity securities	103	103	99	99
Mortgage loans on real estate	16,244	16,774	13,190	13,020
Derivative investments (1)	1,911	1,911	1,081	1,081
Other investments	2,554	2,554	1,951	1,951
Cash and invested cash	1,879	1,879	1,848	1,848
Reinsurance related embedded derivatives	-	-	188	188
Other assets:
GLB direct embedded derivatives	450	450	123	123
GLB ceded embedded derivatives	60	60	72	72
Indexed annuity ceded embedded derivatives	927	927	902	902
Separate account assets	153,571	153,571	132,833	132,833

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(2,585)	(2,585)	(1,305)	(1,305)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(1,900)	(1,900)	(542)	(542)
Account values of certain investment contracts	(38,606)	(46,781)	(34,500)	(36,321)
Short-term debt	(609)	(609)	(288)	(288)
Long-term debt	(2,414)	(2,714)	(2,401)	(2,519)
Reinsurance related embedded derivatives	(375)	(375)	-	-
Other liabilities:
Derivative liabilities (1)	(238)	(238)	(226)	(226)
GLB ceded embedded derivatives	(510)	(510)	(196)	(196)
Benefit Plans’ Assets (2)	118	118	115	115

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  Other investments also includes Federal Home Loan Bank (“FHLB”) stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value.  The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy.  The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments.  The inputs used to measure the fair value of these assets are classified as Level 1 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting.  The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value.  The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2019 and 2018, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2019 or 2018, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2019
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$80,801	$6,978	$87,779
U.S. government bonds	391	7	5	403
State and municipal bonds	-	5,685	-	5,685
Foreign government bonds	-	298	90	388
RMBS	-	2,997	11	3,008
CMBS	-	1,082	1	1,083
ABS	-	4,615	268	4,883
Hybrid and redeemable preferred securities	77	389	78	544
Trading securities	50	3,886	666	4,602
Equity securities	25	48	30	103
Derivative investments (1)	-	1,089	1,735	2,824
Cash and invested cash	-	1,879	-	1,879
Other assets:
GLB direct embedded derivatives	-	-	450	450
GLB ceded embedded derivatives	-	-	60	60
Indexed annuity ceded embedded derivatives	-	-	927	927
Separate account assets	644	152,916	-	153,560
Total assets	$1,187	$255,692	$11,299	$268,178

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2,585)	$(2,585)
Reinsurance related embedded derivatives	-	(375)	-	(375)
Other liabilities:
Derivative liabilities (1)	-	(284)	(867)	(1,151)
GLB ceded embedded derivatives	-	-	(510)	(510)
Total liabilities	$-	$(659)	$(3,962)	$(4,621)

Benefit Plans’ Assets	$-	$118	$-	$118

	As of December 31, 2018
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$73,897	$5,652	$79,549
U.S. government bonds	368	18	-	386
State and municipal bonds	-	5,184	-	5,184
Foreign government bonds	-	335	109	444
RMBS	-	3,157	7	3,164
CMBS	-	801	2	803
ABS	-	2,544	134	2,678
Hybrid and redeemable preferred securities	66	438	75	579
Trading securities	43	1,759	67	1,869
Equity securities	16	58	25	99
Derivative investments (1)	-	636	704	1,340
Cash and invested cash	-	1,848	-	1,848
Reinsurance related embedded derivatives	-	188	-	188
Other assets:
GLB direct embedded derivatives	-	-	123	123
GLB ceded embedded derivatives	-	-	72	72
Indexed annuity ceded embedded derivatives	-	-	902	902
Separate account assets	665	132,135	-	132,800
Total assets	$1,158	$222,998	$7,872	$232,028

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,305)	$(1,305)
Other liabilities:
Derivative liabilities (1)	-	(314)	(171)	(485)
GLB ceded embedded derivatives	-	-	(196)	(196)
Total liabilities	$-	$(314)	$(1,672)	$(1,986)

Benefit Plans’ Assets	$-	$115	$-	$115

(1)	Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2019
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,652	$3	$177	$1,195	$(49)	$6,978
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	109	-	6	(25)	-	90
RMBS	7	-	-	21	(17)	11
CMBS	2	1	-	5	(7)	1
ABS	134	-	1	619	(486)	268
Hybrid and redeemable
preferred securities	75	-	3	-	-	78
Trading securities	67	17	-	850	(268)	666
Equity securities	25	(12)	-	17	-	30
Derivative investments	533	9	164	162	-	868
Other assets: (6)
GLB direct embedded derivatives	123	327	-	-	-	450
GLB ceded embedded derivatives	72	(12)	-	-	-	60
Indexed annuity ceded embedded derivatives	902	158	-	(133)	-	927
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,305)	(900)	-	(380)	-	(2,585)
Other liabilities – GLB ceded embedded
derivatives (6)	(196)	(314)	-	-	-	(510)
Total, net	$6,200	$(723)	$351	$2,331	$(822)	$7,337

	For the Year Ended December 31, 2018
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net (2)	Net (3)(4)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,350	$10	$(198)	$542	$(52)	$5,652
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	110	-	(1)	-	-	109
RMBS	12	-	-	7	(12)	7
CMBS	6	-	-	35	(39)	2
ABS	117	-	-	223	(206)	134
Hybrid and redeemable
preferred securities	76	-	(1)	-	-	75
Equity AFS securities	161	-	-	-	(161)	-
Trading securities	49	(5)	-	30	(7)	67
Equity securities	-	(1)	-	-	26	25
Derivative investments	30	168	(74)	409	-	533
Other assets: (6)
GLB direct embedded derivatives	903	(780)	-	-	-	123
GLB ceded embedded derivatives	51	21	-	-	-	72
Indexed annuity ceded embedded derivatives	11	(117)	-	1,008	-	902
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,418)	198	-	(85)	-	(1,305)
Other liabilities – GLB ceded embedded
derivatives (6)	(954)	758	-	-	-	(196)
Total, net	$4,509	$252	$(274)	$2,164	$(451)	$6,200

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$4,809	$17	$199	$(45)	$370	$5,350
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	111	-	(1)	-	-	110
RMBS	3	-	-	19	(10)	12
CMBS	7	-	1	54	(56)	6
ABS	101	-	-	124	(108)	117
State and municipal bonds	-	(1)	-	-	1	-
Hybrid and redeemable
preferred securities	76	-	14	-	(14)	76
Equity AFS securities	177	1	(3)	(13)	(1)	161
Trading securities	65	3	8	(26)	(1)	49
Derivative investments	(93)	(27)	127	23	-	30
Other assets: (6)
GLB direct embedded derivatives	-	903	-	-	-	903
GLB ceded embedded derivatives	371	(320)	-	-	-	51
Indexed annuity ceded embedded derivatives	-	-	-	11	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,139)	(400)	-	121	-	(1,418)
Other liabilities: (6)
GLB direct embedded derivatives	(371)	371	-	-	-	-
GLB ceded embedded derivatives	-	(954)	-	-	-	(954)
Total, net	$4,117	$(407)	$345	$268	$186	$4,509

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)	Issuances, sales, maturities, settlements, calls, net, includes financial instruments acquired in the Liberty Life transaction as follows: corporate bonds of $67 million and ABS of $17 million.
(3)

Transfers into or out of Level 3 for fixed maturity AFS and trading securities are reported at amortized cost as of the beginning-of-year.  For fixed maturity AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in the prior years.

(4)	Transfers into or out of Level 3 for FHLB stock between equity securities and other investments are reported at cost on our Consolidated Balance Sheets.
(5)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(6)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2019
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,502	$(45)	$(78)	$(154)	$(30)	$1,195
Foreign government bonds	-	-	(25)	-	-	(25)
RMBS	21	-	-	-	-	21
CMBS	7	-	-	(2)	-	5
ABS	646	(8)	-	(19)	-	619
Trading securities	872	-	-	(22)	-	850
Equity securities	50	(33)	-	-	-	17
Derivative investments	555	(61)	(332)	-	-	162
Other assets – indexed annuity ceded
embedded derivatives	56	-	-	(189)	-	(133)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(591)	-	-	211	-	(380)
Total, net	$3,118	$(147)	$(435)	$(175)	$(30)	$2,331

	For the Year Ended December 31, 2018
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,068	$(171)	$(3)	$(275)	$(77)	$542
U.S. government bonds	-	(5)	-	-	-	(5)
RMBS	7	-	-	-	-	7
CMBS	39	-	-	(4)	-	35
ABS	240	(17)	-	-	-	223
Trading securities	54	(24)	-	-	-	30
Equity securities	1	(1)	-	-	-	-
Derivative investments	365	465	(421)	-	-	409
Other assets – indexed annuity ceded
embedded derivatives	1,030	-	-	(22)	-	1,008
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	199	-	(85)
Total, net	$2,520	$247	$(424)	$(102)	$(77)	$2,164

	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$850	$(448)	$(98)	$(205)	$(144)	$(45)
RMBS	19	-	-	-	-	19
CMBS	55	-	-	(1)	-	54
ABS	124	-	-	-	-	124
Equity AFS securities	18	(31)	-	-	-	(13)
Trading securities	2	(27)	-	(1)	-	(26)
Derivative investments	197	233	(407)	-	-	23
Other assets – indexed annuity ceded
embedded derivatives	11	-	-	-	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(71)	-	-	192	-	121
Total, net	$1,205	$(273)	$(505)	$(15)	$(144)	$268

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Derivative investments	$168	$90	$(266)
Embedded derivatives:
Indexed annuity and IUL contracts	(97)	(38)	(14)
Other assets – GLB direct and ceded	1,015	(75)	1,904
Other liabilities – GLB direct and ceded	(1,015)	75	(1,904)
Total, net (1)	$71	$52	$(280)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2019
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$173	$(222)	$(49)
U.S. government bonds	5	-	5
RMBS	-	(17)	(17)
CMBS	-	(7)	(7)
ABS	9	(495)	(486)
Trading securities	5	(273)	(268)
Total, net	$192	$(1,014)	$(822)

	For the Year Ended December 31, 2018
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$78	$(130)	$(52)
RMBS	-	(12)	(12)
CMBS	1	(40)	(39)
ABS	-	(206)	(206)
Equity AFS securities	-	(161)	(161)
Trading securities	-	(7)	(7)
Equity securities	26	-	26
Total, net	$105	$(556)	$(451)

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$458	$(88)	$370
U.S. government bonds	5	-	5
RMBS	-	(10)	(10)
CMBS	3	(59)	(56)
ABS	44	(152)	(108)
State and municipal bonds	2	(1)	1
Hybrid and redeemable preferred securities	-	(14)	(14)
Equity AFS securities	-	(1)	(1)
Trading securities	4	(5)	(1)
Total, net	$516	$(330)	$186

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2019, 2018 and 2017, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  In 2018, transfers into or out of Level 3 also included FHLB stock between equity securities and other investments at cost on our Consolidated Balance Sheets.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2019:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$2,996	Discounted cash flow	Liquidity/duration adjustment (1)	0.1%	-	6.4%
Foreign government bonds	52	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.5%
ABS	22	Discounted cash flow	Liquidity/duration adjustment (1)	3.0%	-	3.0%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	1.4%	-	1.4%
Equity securities	21	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.2%
Other assets:
GLB direct and ceded
embedded derivatives	510	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.27%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
Indexed annuity ceded
embedded derivatives	927	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	$(2,585)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB ceded
embedded derivatives	(510)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.27%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

21.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  As discussed in Note 3, we completed the acquisition of Liberty Life during the second quarter of 2018.  Related results are included within the Group Protection segment.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident and critical illness benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; strategic digitization expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪	GLB rider fees ceded to LNBAR;
▪	The net valuation premium of the GLB attributed rider fees;

▪

Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”); and

▪	Changes in the fair value of equity securities;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rates of 21% and 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our segment measures of performance to the GAAP measures presented in our consolidated results of operations.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

The tables below reconcile our segment measures of performance to the GAAP measures presented in our Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Revenues
Operating revenues:
Annuities	$4,240	$4,025	$4,034
Retirement Plan Services	1,186	1,164	1,152
Life Insurance	6,999	6,489	6,128
Group Protection	4,587	3,756	2,200
Other Operations	199	209	263
Excluded realized gain (loss), pre-tax	(1,019)	(285)	(630)
Amortization of deferred gain arising from reserve changes
on business sold through reinsurance, pre-tax	-	-	1
Total revenues	$16,192	$15,358	$13,148

	For the Years Ended December 31,
	2019	2018	2017
Net Income (Loss)
Income (loss) from operations:
Annuities	$987	$1,122	$1,072
Retirement Plan Services	162	160	142
Life Insurance	267	530	522
Group Protection	237	186	103
Other Operations	(148)	(130)	(30)
Excluded realized gain (loss), after-tax	(804)	(225)	(409)
Gain (loss) on early extinguishment of debt, after-tax	-	-	(3)
Net impact from the Tax Cuts and Jobs Act	16	(3)	1,526
Impairment of intangibles, after-tax	-	-	(905)
Acquisition and integration costs related to mergers and acquisitions, after-tax	(103)	(67)	-
Net income (loss)	$614	$1,573	$2,018

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Net Investment Income
Annuities	$1,070	$947	$982
Retirement Plan Services	917	892	893
Life Insurance	2,494	2,546	2,496
Group Protection	306	259	167
Other Operations	175	200	222
Total net investment income	$4,962	$4,844	$4,760

	For the Years Ended December 31,
	2019	2018	2017
Amortization of DAC and VOBA, Net of Interest
Annuities	$427	$347	$402
Retirement Plan Services	25	27	26
Life Insurance	757	701	455
Group Protection	111	92	79
Total amortization of DAC and VOBA, net of interest	$1,320	$1,167	$962

	For the Years Ended December 31,
	2019	2018	2017
Federal Income Tax Expense (Benefit)
Annuities	$148	$187	$198
Retirement Plan Services	21	28	50
Life Insurance	50	116	236
Group Protection	63	50	55
Other Operations	(61)	(48)	(78)
Excluded realized gain (loss)	(215)	(61)	(220)
Gain (loss) on early extinguishment of debt	-	-	(2)
Net impact from the Tax Cuts and Jobs Act	(16)	3	(1,526)
Acquisition and integration costs related to
mergers and acquisitions	(27)	(18)	-
Total federal income tax expense (benefit)	$(37)	$257	$(1,287)

	As of December 31,
	2019	2018
Assets
Annuities	$166,639	$145,462
Retirement Plan Services	40,190	35,742
Life Insurance	93,327	82,153
Group Protection	9,468	8,495
Other Operations	26,392	27,293
Total assets	$336,016	$299,145

22.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Interest paid	$152	$154	$123
Income taxes paid (received)	245	192	215
Significant non-cash investing and financing transactions:
Reduction of other assets in connection with
the expiration of an affiliate repurchase agreement	(150)	-	-
Acquisition of note receivable from affiliate	392	31	74
Investments received in financing transactions	-	263	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	40	58	109
Carrying value of liability	(40)	(58)	(109)
Net asset (liability) from exchange	$-	$-	$-

23.  Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
2019
Total revenues	$3,764	$3,928	$4,227	$4,273
Total expenses	3,646	3,686	4,526	3,757
Net income (loss)	133	222	(201)	460

2018
Total revenues	$3,404	$3,852	$4,039	$4,063
Total expenses	2,921	3,357	3,619	3,631
Net income (loss)	407	420	378	368

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2019	2018
Assets with affiliates:
Inter-company notes	$1,557	$1,512	Fixed maturity AFS securities
Ceded reinsurance contracts	(115)	(188)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	6	11	Accrued investment income
Ceded reinsurance contracts	2,473	2,574	Reinsurance recoverables
Ceded reinsurance contracts	-	191	Reinsurance related embedded derivatives
Ceded reinsurance contracts	228	235	Other assets
Cash management agreement	1,227	112	Other assets
Service agreement receivable	6	5	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	26	29	Future contract benefits
Assumed reinsurance contracts	390	400	Other contract holder funds
Ceded reinsurance contracts	(38)	(46)	Other contract holder funds
Inter-company short-term debt	609	288	Short-term debt
Inter-company long-term debt	2,414	2,401	Long-term debt
Ceded reinsurance contracts	46	-	Reinsurance related embedded derivatives
Ceded reinsurance contracts	3,757	3,120	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	497	325	Other liabilities
Accrued inter-company interest payable	5	13	Other liabilities
Service agreement payable	22	56	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2019		2018	2017
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$
reinsurance contracts		(407)	$(404)	$(393)	Insurance premiums
Fees for management of general account		(133)	(106)	(100)	Net investment income
Net investment income on ceded funds withheld treaties		(139)	(123)	(84)	Net investment income
Net investment income on inter-company notes		53	49	42	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives		(305)	709	(1,055)	Realized gain (loss)
Other gains (losses)		(301)	237	(150)	Realized gain (loss)
Reinsurance related settlements		472	(1,189)	951	Realized gain (loss)
Amortization of deferred gain (loss) on reinsurance
contracts		(4)	(5)	(5)	Amortization of deferred gain
					on business sold through
					reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts		60	57	67	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance		(254)	(610)	(299)	Benefits
Ceded reinsurance contracts		(19)	(8)	(12)	Commissions and other
					expenses
Service agreement payments		15	3	3	Commissions and other
					expenses
Interest expense on inter-company debt		130	126	120	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2019.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to LNBAR.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $115 million and $1.2 billion as of December 31, 2019 and 2018, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

Lincoln National Variable Annuity Account L

Lincoln National Variable Annuity Account L

Statements of assets and liabilities

December 31, 2019

Subaccount	Investments	Total Assets	Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	$2,029,831	$2,029,831	$2,029,831
AB VPS Large Cap Growth Portfolio - Class B	2,882,013	2,882,013	2,882,013
American Century VP Balanced Fund - Class I	13,192,668	13,192,668	13,192,668
American Funds Global Growth Fund - Class 2	7,360,327	7,360,327	7,360,327
American Funds Growth Fund - Class 2	32,985,214	32,985,214	32,985,214
American Funds Growth-Income Fund - Class 2	15,844,128	15,844,128	15,844,128
American Funds International Fund - Class 2	8,820,850	8,820,850	8,820,850
BlackRock Global Allocation V.I. Fund - Class I	1,629,501	1,629,501	1,629,501
Delaware VIP® Diversified Income Series - Standard Class	4,113,303	4,113,303	4,113,303
Delaware VIP® High Yield Series - Standard Class	1,794,403	1,794,403	1,794,403
Delaware VIP® REIT Series - Service Class	8,717,062	8,717,062	8,717,062
Delaware VIP® Small Cap Value Series - Service Class	7,968,017	7,968,017	7,968,017
Delaware VIP® Smid Cap Core Series - Service Class	5,502,290	5,502,290	5,502,290
DWS Alternative Asset Allocation VIP Portfolio - Class A	200,030	200,030	200,030
Fidelity® VIP Asset Manager Portfolio - Initial Class	30,363,400	30,363,400	30,363,400
Fidelity® VIP Contrafund® Portfolio - Service Class 2	24,129,405	24,129,405	24,129,405
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	111,844	111,844	111,844
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	247,708	247,708	247,708
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	314,033	314,033	314,033
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	700,075	700,075	700,075
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	188,206	188,206	188,206
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	99,884	99,884	99,884
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	266,837	266,837	266,837
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	1,660	1,660	1,660
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	190	190	190
Fidelity® VIP Government Money Market Portfolio - Initial Class	94,105	94,105	94,105
Fidelity® VIP Growth Portfolio - Initial Class	93,845,360	93,845,360	93,845,360
Janus Henderson Global Research Portfolio - Institutional Shares	8,796,357	8,796,357	8,796,357
LVIP Baron Growth Opportunities Fund - Service Class	18,321,342	18,321,342	18,321,342
LVIP BlackRock Advantage Allocation Fund - Standard Class	315,197	315,197	315,197
LVIP BlackRock Global Real Estate Fund - Standard Class	332,443	332,443	332,443
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	690,046	690,046	690,046
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,595,087	1,595,087	1,595,087
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	171,008	171,008	171,008
LVIP Delaware Bond Fund - Standard Class	2,937,405	2,937,405	2,937,405
LVIP Delaware Diversified Floating Rate Fund - Service Class	175,518	175,518	175,518
LVIP Delaware Social Awareness Fund - Standard Class	16,740,886	16,740,886	16,740,886
LVIP Delaware Wealth Builder Fund - Standard Class	453,187	453,187	453,187
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	5,642,089	5,642,089	5,642,089
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	63,689	63,689	63,689
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,218,599	1,218,599	1,218,599
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	4,025,873	4,025,873	4,025,873
LVIP Global Income Fund - Standard Class	223,341	223,341	223,341
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	22,282,932	22,282,932	22,282,932
LVIP JPMorgan Retirement Income Fund - Standard Class	1,418,476	1,418,476	1,418,476
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	363,034	363,034	363,034
LVIP Mondrian International Value Fund - Standard Class	3,118,399	3,118,399	3,118,399
LVIP SSGA Bond Index Fund - Standard Class	862,934	862,934	862,934
LVIP SSGA Emerging Markets 100 Fund - Standard Class	988,430	988,430	988,430
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,515,834	1,515,834	1,515,834
LVIP SSGA International Index Fund - Standard Class	552,975	552,975	552,975
LVIP SSGA International Managed Volatility Fund - Standard Class	125,390	125,390	125,390
LVIP SSGA S&P 500 Index Fund - Standard Class	117,002,612	117,002,612	117,002,612
LVIP SSGA Small-Cap Index Fund - Standard Class	25,873,093	25,873,093	25,873,093
LVIP T. Rowe Price 2010 Fund - Standard Class	408,207	408,207	408,207
LVIP T. Rowe Price 2020 Fund - Standard Class	1,631,311	1,631,311	1,631,311
LVIP T. Rowe Price 2030 Fund - Standard Class	4,897,286	4,897,286	4,897,286
LVIP T. Rowe Price 2040 Fund - Standard Class	2,134,848	2,134,848	2,134,848
LVIP T. Rowe Price 2050 Fund - Standard Class	1,781,890	1,781,890	1,781,890
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	23,785,568	23,785,568	23,785,568
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	4,860,849	4,860,849	4,860,849
T. Rowe Price International Stock Portfolio	8,974,514	8,974,514	8,974,514

See accompanying notes.

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Lincoln National Variable Annuity Account L

Statements of operations

Year Ended December 31, 2019

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments
AB VPS Global Thematic Growth Portfolio - Class B	$3,123	$(18,597)	$(15,474)	$55,891	$109,402
AB VPS Growth Portfolio - Class B	—	(7,287)	(7,287)	124,999	534,191
AB VPS Large Cap Growth Portfolio - Class B	—	(17,846)	(17,846)	(30,282)	346,529
American Century VP Balanced Fund - Class I	202,400	(128,376)	74,024	184,746	295,635
American Funds Global Growth Fund - Class 2	75,157	(67,526)	7,631	181,156	385,629
American Funds Growth Fund - Class 2	229,320	(303,286)	(73,966)	707,074	3,279,631
American Funds Growth-Income Fund - Class 2	250,416	(151,590)	98,826	216,759	1,596,602
American Funds International Fund - Class 2	121,117	(84,953)	36,164	69,330	222,630
BlackRock Global Allocation V.I. Fund - Class I	20,020	(15,914)	4,106	2,759	53,152
Delaware VIP® Diversified Income Series - Standard Class	125,990	(42,085)	83,905	12,563	—
Delaware VIP® High Yield Series - Standard Class	118,342	(18,229)	100,113	(51,811)	—
Delaware VIP® REIT Series - Service Class	165,400	(86,612)	78,788	67,681	—
Delaware VIP® Small Cap Value Series - Service Class	61,348	(76,706)	(15,358)	84,191	632,588
Delaware VIP® Smid Cap Core Series - Service Class	16,545	(54,436)	(37,891)	(172,085)	328,422
DWS Alternative Asset Allocation VIP Portfolio - Class A	8,342	(2,065)	6,277	(1,854)	—
Fidelity® VIP Asset Manager Portfolio - Initial Class	519,180	(295,324)	223,856	16,125	1,263,644
Fidelity® VIP Contrafund® Portfolio - Service Class 2	48,920	(226,278)	(177,358)	325,930	2,642,382
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	1,798	(800)	998	6	3,176
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	4,172	(1,429)	2,743	617	3,408
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	5,102	(2,710)	2,392	4,765	6,991
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	11,935	(6,864)	5,071	7,002	21,004
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	2,684	(1,434)	1,250	2	4,322
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	1,340	(673)	667	30	1,983
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	3,705	(1,654)	2,051	331	4,360
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	17	(2)	15	—	7
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	2	—	2	—	1
Fidelity® VIP Government Money Market Portfolio - Initial Class	725	—	725	—	—
Fidelity® VIP Growth Portfolio - Initial Class	229,687	(876,550)	(646,863)	3,897,897	5,506,817
Janus Henderson Global Research Portfolio - Institutional Shares	83,508	(82,230)	1,278	335,815	509,407
LVIP Baron Growth Opportunities Fund - Service Class	—	(169,696)	(169,696)	973,147	482,598
LVIP BlackRock Advantage Allocation Fund - Standard Class	7,841	(3,228)	4,613	(11,787)	15,529
LVIP BlackRock Global Real Estate Fund - Standard Class	11,603	(4,086)	7,517	21,483	13,067
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	16,535	(7,587)	8,948	(11,661)	—
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	10,212	(14,270)	(4,058)	31,497	62,180
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(1,431)	(1,431)	2,248	13,731
LVIP Delaware Bond Fund - Standard Class	88,532	(29,178)	59,354	14,746	26,035
LVIP Delaware Diversified Floating Rate Fund - Service Class	4,392	(1,950)	2,442	368	—
LVIP Delaware Social Awareness Fund - Standard Class	318,189	(152,204)	165,985	109,976	761,060
LVIP Delaware Wealth Builder Fund - Standard Class	12,597	(3,310)	9,287	(10,509)	18,110
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	97,262	(54,163)	43,099	57,011	274,030
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,132	(717)	415	709	349
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	30,726	(11,925)	18,801	15,719	46,193
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	89,320	(38,445)	50,875	72,369	179,137
LVIP Global Income Fund - Standard Class	5,775	(2,536)	3,239	512	—
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	507,982	(57,342)	450,640	202,901	933,179
LVIP JPMorgan Retirement Income Fund - Standard Class	43,089	(11,783)	31,306	(38,403)	—
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	4,306	(3,225)	1,081	3,051	3,529
LVIP Mondrian International Value Fund - Standard Class	112,893	(27,059)	85,834	(47,319)	61,401
LVIP SSGA Bond Index Fund - Standard Class	26,440	(8,181)	18,259	6,278	—
LVIP SSGA Emerging Markets 100 Fund - Standard Class	36,612	(10,034)	26,578	(30,105)	—
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	37,371	(14,119)	23,252	6,663	20,791

See accompanying notes.

Subaccount	Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class B	$—	$165,293	$309,250	$459,069
AB VPS Growth Portfolio - Class B	—	659,190	(209,033)	442,870
AB VPS Large Cap Growth Portfolio - Class B	—	316,247	(10,531)	287,870
American Century VP Balanced Fund - Class I	—	480,381	1,684,785	2,239,190
American Funds Global Growth Fund - Class 2	—	566,785	1,404,692	1,979,108
American Funds Growth Fund - Class 2	—	3,986,705	4,061,538	7,974,277
American Funds Growth-Income Fund - Class 2	—	1,813,361	1,473,252	3,385,439
American Funds International Fund - Class 2	—	291,960	1,357,539	1,685,663
BlackRock Global Allocation V.I. Fund - Class I	—	55,911	188,919	248,936
Delaware VIP® Diversified Income Series - Standard Class	2	12,565	287,522	383,992
Delaware VIP® High Yield Series - Standard Class	—	(51,811)	206,747	255,049
Delaware VIP® REIT Series - Service Class	—	67,681	1,784,942	1,931,411
Delaware VIP® Small Cap Value Series - Service Class	1	716,780	1,120,669	1,822,091
Delaware VIP® Smid Cap Core Series - Service Class	—	156,337	1,209,506	1,327,952
DWS Alternative Asset Allocation VIP Portfolio - Class A	—	(1,854)	21,739	26,162
Fidelity® VIP Asset Manager Portfolio - Initial Class	—	1,279,769	3,179,852	4,683,477
Fidelity® VIP Contrafund® Portfolio - Service Class 2	—	2,968,312	3,103,289	5,894,243
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	—	3,182	7,972	12,152
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	—	4,025	19,338	26,106
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	—	11,756	35,667	49,815
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	—	28,006	120,729	153,806
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	—	4,324	26,973	32,547
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	—	2,013	13,080	15,760
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	—	4,691	30,130	36,872
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	—	7	61	83
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	—	1	3	6
Fidelity® VIP Government Money Market Portfolio - Initial Class	—	—	(1)	724
Fidelity® VIP Growth Portfolio - Initial Class	—	9,404,714	16,178,471	24,936,322
Janus Henderson Global Research Portfolio - Institutional Shares	—	845,222	1,205,446	2,051,946
LVIP Baron Growth Opportunities Fund - Service Class	—	1,455,745	3,690,853	4,976,902
LVIP BlackRock Advantage Allocation Fund - Standard Class	—	3,742	39,444	47,799
LVIP BlackRock Global Real Estate Fund - Standard Class	—	34,550	47,281	89,348
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(11,661)	39,041	36,328
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2	93,679	157,899	247,520
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	15,979	13,577	28,125
LVIP Delaware Bond Fund - Standard Class	1	40,782	130,832	230,968
LVIP Delaware Diversified Floating Rate Fund - Service Class	1	369	3,315	6,126
LVIP Delaware Social Awareness Fund - Standard Class	—	871,036	3,044,510	4,081,531
LVIP Delaware Wealth Builder Fund - Standard Class	1	7,602	28,494	45,383
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	—	331,041	1,007,451	1,381,591
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	1,058	6,236	7,709
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	—	61,912	75,797	156,510
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	251,506	235,344	537,725
LVIP Global Income Fund - Standard Class	—	512	11,000	14,751
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	—	1,136,080	1,330,732	2,917,452
LVIP JPMorgan Retirement Income Fund - Standard Class	—	(38,403)	169,209	162,112
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	6,580	37,721	45,382
LVIP Mondrian International Value Fund - Standard Class	1	14,083	358,231	458,148
LVIP SSGA Bond Index Fund - Standard Class	—	6,278	30,808	55,345
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	(30,105)	67,472	63,945
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	27,454	145,330	196,036

Lincoln National Variable Annuity Account L

Statements of operations (continued)

Year Ended December 31, 2019

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments
LVIP SSGA International Index Fund - Standard Class	$13,817	$(4,811)	$9,006	$959	$—
LVIP SSGA International Managed Volatility Fund - Standard Class	2,798	(977)	1,821	3,809	196
LVIP SSGA S&P 500 Index Fund - Standard Class	1,836,299	(1,073,395)	762,904	4,110,038	4,270,698
LVIP SSGA Small-Cap Index Fund - Standard Class	237,887	(245,782)	(7,895)	534,803	1,212,808
LVIP T. Rowe Price 2010 Fund - Standard Class	11,702	(3,987)	7,715	(747)	67,734
LVIP T. Rowe Price 2020 Fund - Standard Class	44,000	(14,732)	29,268	(5,031)	260,179
LVIP T. Rowe Price 2030 Fund - Standard Class	115,314	(46,466)	68,848	21,396	637,350
LVIP T. Rowe Price 2040 Fund - Standard Class	45,358	(20,142)	25,216	12,173	286,770
LVIP T. Rowe Price 2050 Fund - Standard Class	34,903	(15,128)	19,775	6,688	147,350
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	36,853	(217,021)	(180,168)	902,658	1,582,595
Neuberger Berman AMT Large Cap Value Portfolio - I Class	95,166	(15,353)	79,813	(821,721)	1,020,631
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	18,807	(30,476)	(11,669)	(1,091)	249,174
T. Rowe Price International Stock Portfolio	199,997	(82,616)	117,381	67,818	356,752

See accompanying notes.

Subaccount	Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
LVIP SSGA International Index Fund - Standard Class	$—	$959	$77,116	$87,081
LVIP SSGA International Managed Volatility Fund - Standard Class	—	4,005	10,885	16,711
LVIP SSGA S&P 500 Index Fund - Standard Class	—	8,380,736	19,307,591	28,451,231
LVIP SSGA Small-Cap Index Fund - Standard Class	—	1,747,611	3,528,142	5,267,858
LVIP T. Rowe Price 2010 Fund - Standard Class	—	66,987	(18,048)	56,654
LVIP T. Rowe Price 2020 Fund - Standard Class	—	255,148	(48,306)	236,110
LVIP T. Rowe Price 2030 Fund - Standard Class	—	658,746	146,728	874,322
LVIP T. Rowe Price 2040 Fund - Standard Class	—	298,943	87,622	411,781
LVIP T. Rowe Price 2050 Fund - Standard Class	—	154,038	123,600	297,413
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	—	2,485,253	4,233,234	6,538,319
Neuberger Berman AMT Large Cap Value Portfolio - I Class	—	198,910	246,523	525,246
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	—	248,083	156,589	393,003
T. Rowe Price International Stock Portfolio	—	424,570	1,418,271	1,960,222

Lincoln National Variable Annuity Account L

Statements of changes in net assets

Years Ended December 31, 2018 and 2019

	AB VPS Global Thematic Growth Portfolio - Class B Subaccount	AB VPS Growth Portfolio - Class B Subaccount	AB VPS Large Cap Growth Portfolio - Class B Subaccount	American Century VP Balanced Fund - Class I Subaccount	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2018	$2,155,522	$1,780,387	$—	$13,957,461	$7,087,753	$31,609,079	$14,516,853
Changes From Operations:
• Net investment income (loss)	(18,762)	(19,550)	—	58,728	(23,767)	(179,636)	65,081
• Net realized gain (loss) on investments	237,018	304,769	—	186,705	657,520	4,164,515	1,262,840
• Net change in unrealized appreciation or depreciation on investments	(428,180)	(256,982)	—	(857,747)	(1,309,969)	(4,123,355)	(1,696,439)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(209,924)	28,237	—	(612,314)	(676,216)	(138,476)	(368,518)
Changes From Unit Transactions:
• Net unit transactions	(314,733)	205,946	—	(852,013)	(311,090)	(2,971,688)	(98,216)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(314,733)	205,946	—	(852,013)	(311,090)	(2,971,688)	(98,216)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(524,657)	234,183	—	(1,464,327)	(987,306)	(3,110,164)	(466,734)
NET ASSETS AT DECEMBER 31, 2018	1,630,865	2,014,570	—	12,493,134	6,100,447	28,498,915	14,050,119
Changes From Operations:
• Net investment income (loss)	(15,474)	(7,287)	(17,846)	74,024	7,631	(73,966)	98,826
• Net realized gain (loss) on investments	165,293	659,190	316,247	480,381	566,785	3,986,705	1,813,361
• Net change in unrealized appreciation or depreciation on investments	309,250	(209,033)	(10,531)	1,684,785	1,404,692	4,061,538	1,473,252
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	459,069	442,870	287,870	2,239,190	1,979,108	7,974,277	3,385,439
Changes From Unit Transactions:
• Net unit transactions	(60,103)	(2,457,440)	2,594,143	(1,539,656)	(719,228)	(3,487,978)	(1,591,430)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(60,103)	(2,457,440)	2,594,143	(1,539,656)	(719,228)	(3,487,978)	(1,591,430)
TOTAL INCREASE (DECREASE) IN NET ASSETS	398,966	(2,014,570)	2,882,013	699,534	1,259,880	4,486,299	1,794,009
NET ASSETS AT DECEMBER 31, 2019	$2,029,831	$—	$2,882,013	$13,192,668	$7,360,327	$32,985,214	$15,844,128

See accompanying notes.

	American Funds International Fund - Class 2 Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount	Delaware VIP® Diversified Income Series - Standard Class Subaccount	Delaware VIP® High Yield Series - Standard Class Subaccount	Delaware VIP® REIT Series - Service Class Subaccount	Delaware VIP® Small Cap Value Series - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$10,285,892	$1,750,130	$4,515,407	$2,142,719	$10,265,880	$9,889,988
Changes From Operations:
• Net investment income (loss)	62,729	(356)	95,853	98,640	79,412	(34,469)
• Net realized gain (loss) on investments	646,350	73,722	(13,766)	(39,549)	183,750	922,343
• Net change in unrealized appreciation or depreciation on investments	(2,040,969)	(212,427)	(220,866)	(162,420)	(1,053,497)	(2,467,481)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,331,890)	(139,061)	(138,779)	(103,329)	(790,335)	(1,579,607)
Changes From Unit Transactions:
• Net unit transactions	(773,290)	(39,919)	(117,267)	(304,503)	(1,502,871)	(1,054,647)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(773,290)	(39,919)	(117,267)	(304,503)	(1,502,871)	(1,054,647)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,105,180)	(178,980)	(256,046)	(407,832)	(2,293,206)	(2,634,254)
NET ASSETS AT DECEMBER 31, 2018	8,180,712	1,571,150	4,259,361	1,734,887	7,972,674	7,255,734
Changes From Operations:
• Net investment income (loss)	36,164	4,106	83,905	100,113	78,788	(15,358)
• Net realized gain (loss) on investments	291,960	55,911	12,565	(51,811)	67,681	716,780
• Net change in unrealized appreciation or depreciation on investments	1,357,539	188,919	287,522	206,747	1,784,942	1,120,669
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,685,663	248,936	383,992	255,049	1,931,411	1,822,091
Changes From Unit Transactions:
• Net unit transactions	(1,045,525)	(190,585)	(530,050)	(195,533)	(1,187,023)	(1,109,808)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,045,525)	(190,585)	(530,050)	(195,533)	(1,187,023)	(1,109,808)
TOTAL INCREASE (DECREASE) IN NET ASSETS	640,138	58,351	(146,058)	59,516	744,388	712,283
NET ASSETS AT DECEMBER 31, 2019	$8,820,850	$1,629,501	$4,113,303	$1,794,403	$8,717,062	$7,968,017

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	Delaware VIP® Smid Cap Core Series - Service Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	Fidelity® VIP Asset Manager Portfolio - Initial Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Subaccount	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2018	$5,944,277	$200,147	$33,305,989	$23,211,096	$—	$—	$—
Changes From Operations:
• Net investment income (loss)	(59,273)	2,180	207,488	(129,346)	510	561	1,124
• Net realized gain (loss) on investments	1,852,038	(729)	(579,295)	2,441,334	(443)	1,141	784
• Net change in unrealized appreciation or depreciation on investments	(2,551,452)	(22,330)	(1,557,552)	(3,934,854)	(2,820)	(8,092)	(16,537)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(758,687)	(20,879)	(1,929,359)	(1,622,866)	(2,753)	(6,390)	(14,629)
Changes From Unit Transactions:
• Net unit transactions	(191,741)	18,637	(2,930,672)	(1,132,633)	53,025	108,482	181,247
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(191,741)	18,637	(2,930,672)	(1,132,633)	53,025	108,482	181,247
TOTAL INCREASE (DECREASE) IN NET ASSETS	(950,428)	(2,242)	(4,860,031)	(2,755,499)	50,272	102,092	166,618
NET ASSETS AT DECEMBER 31, 2018	4,993,849	197,905	28,445,958	20,455,597	50,272	102,092	166,618
Changes From Operations:
• Net investment income (loss)	(37,891)	6,277	223,856	(177,358)	998	2,743	2,392
• Net realized gain (loss) on investments	156,337	(1,854)	1,279,769	2,968,312	3,182	4,025	11,756
• Net change in unrealized appreciation or depreciation on investments	1,209,506	21,739	3,179,852	3,103,289	7,972	19,338	35,667
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,327,952	26,162	4,683,477	5,894,243	12,152	26,106	49,815
Changes From Unit Transactions:
• Net unit transactions	(819,511)	(24,037)	(2,766,035)	(2,220,435)	49,420	119,510	97,600
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(819,511)	(24,037)	(2,766,035)	(2,220,435)	49,420	119,510	97,600
TOTAL INCREASE (DECREASE) IN NET ASSETS	508,441	2,125	1,917,442	3,673,808	61,572	145,616	147,415
NET ASSETS AT DECEMBER 31, 2019	$5,502,290	$200,030	$30,363,400	$24,129,405	$111,844	$247,708	$314,033

See accompanying notes.

	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2 Subaccount	Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2018	$111,024	$7,055	$26,658	$18,159	$—	$—
Changes From Operations:
• Net investment income (loss)	1,227	731	115	502	—	—
• Net realized gain (loss) on investments	4,602	(157)	6	292	—	—
• Net change in unrealized appreciation or depreciation on investments	(67,580)	(10,723)	(6,542)	(9,089)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(61,751)	(10,149)	(6,421)	(8,295)	—	—
Changes From Unit Transactions:
• Net unit transactions	529,937	103,468	27,090	74,084	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	529,937	103,468	27,090	74,084	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	468,186	93,319	20,669	65,789	—	—
NET ASSETS AT DECEMBER 31, 2018	579,210	100,374	47,327	83,948	—	—
Changes From Operations:
• Net investment income (loss)	5,071	1,250	667	2,051	15	2
• Net realized gain (loss) on investments	28,006	4,324	2,013	4,691	7	1
• Net change in unrealized appreciation or depreciation on investments	120,729	26,973	13,080	30,130	61	3
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	153,806	32,547	15,760	36,872	83	6
Changes From Unit Transactions:
• Net unit transactions	(32,941)	55,285	36,797	146,017	1,577	184
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(32,941)	55,285	36,797	146,017	1,577	184
TOTAL INCREASE (DECREASE) IN NET ASSETS	120,865	87,832	52,557	182,889	1,660	190
NET ASSETS AT DECEMBER 31, 2019	$700,075	$188,206	$99,884	$266,837	$1,660	$190

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	Fidelity® VIP Government Money Market Portfolio - Initial Class Subaccount	Fidelity® VIP Growth Portfolio - Initial Class Subaccount	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP BlackRock Advantage Allocation Fund - Standard Class Subaccount	LVIP BlackRock Global Real Estate Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$50,046	$86,565,270	$9,148,987	$16,192,827	$337,435	$464,809	$720,731
Changes From Operations:
• Net investment income (loss)	328	(671,453)	13,189	(166,015)	4,622	11,613	29,839
• Net realized gain (loss) on investments	—	15,744,288	255,366	1,348,926	61,953	3,784	(6,409)
• Net change in unrealized appreciation or depreciation on investments	—	(15,474,717)	(908,983)	(1,922,070)	(88,545)	(55,192)	(28,640)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	328	(401,882)	(640,428)	(739,159)	(21,970)	(39,795)	(5,210)
Changes From Unit Transactions:
• Net unit transactions	(13,112)	(7,255,001)	(700,719)	(696,327)	15,352	(29,706)	25,622
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(13,112)	(7,255,001)	(700,719)	(696,327)	15,352	(29,706)	25,622
TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,784)	(7,656,883)	(1,341,147)	(1,435,486)	(6,618)	(69,501)	20,412
NET ASSETS AT DECEMBER 31, 2018	37,262	78,908,387	7,807,840	14,757,341	330,817	395,308	741,143
Changes From Operations:
• Net investment income (loss)	725	(646,863)	1,278	(169,696)	4,613	7,517	8,948
• Net realized gain (loss) on investments	—	9,404,714	845,222	1,455,745	3,742	34,550	(11,661)
• Net change in unrealized appreciation or depreciation on investments	(1)	16,178,471	1,205,446	3,690,853	39,444	47,281	39,041
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	724	24,936,322	2,051,946	4,976,902	47,799	89,348	36,328
Changes From Unit Transactions:
• Net unit transactions	56,119	(9,999,349)	(1,063,429)	(1,412,901)	(63,419)	(152,213)	(87,425)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	56,119	(9,999,349)	(1,063,429)	(1,412,901)	(63,419)	(152,213)	(87,425)
TOTAL INCREASE (DECREASE) IN NET ASSETS	56,843	14,936,973	988,517	3,564,001	(15,620)	(62,865)	(51,097)
NET ASSETS AT DECEMBER 31, 2019	$94,105	$93,845,360	$8,796,357	$18,321,342	$315,197	$332,443	$690,046

See accompanying notes.

	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Service Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$1,424,678	$79,413	$3,362,696	$202,868	$15,887,276	$245,760
Changes From Operations:
• Net investment income (loss)	(3,726)	(1,043)	62,932	4,067	49,736	6,759
• Net realized gain (loss) on investments	184,293	6,257	(6,846)	461	1,681,724	49,264
• Net change in unrealized appreciation or depreciation on investments	(253,178)	(6,347)	(118,031)	(6,209)	(2,475,037)	(74,288)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(72,611)	(1,133)	(61,945)	(1,681)	(743,577)	(18,265)
Changes From Unit Transactions:
• Net unit transactions	(14,188)	37,107	(385,667)	(20,807)	(1,428,188)	68,405
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(14,188)	37,107	(385,667)	(20,807)	(1,428,188)	68,405
TOTAL INCREASE (DECREASE) IN NET ASSETS	(86,799)	35,974	(447,612)	(22,488)	(2,171,765)	50,140
NET ASSETS AT DECEMBER 31, 2018	1,337,879	115,387	2,915,084	180,380	13,715,511	295,900
Changes From Operations:
• Net investment income (loss)	(4,058)	(1,431)	59,354	2,442	165,985	9,287
• Net realized gain (loss) on investments	93,679	15,979	40,782	369	871,036	7,602
• Net change in unrealized appreciation or depreciation on investments	157,899	13,577	130,832	3,315	3,044,510	28,494
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	247,520	28,125	230,968	6,126	4,081,531	45,383
Changes From Unit Transactions:
• Net unit transactions	9,688	27,496	(208,647)	(10,988)	(1,056,156)	111,904
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,688	27,496	(208,647)	(10,988)	(1,056,156)	111,904
TOTAL INCREASE (DECREASE) IN NET ASSETS	257,208	55,621	22,321	(4,862)	3,025,375	157,287
NET ASSETS AT DECEMBER 31, 2019	$1,595,087	$171,008	$2,937,405	$175,518	$16,740,886	$453,187

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP JPMorgan Retirement Income Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$6,005,103	$87,079	$1,390,988	$4,428,996	$250,523	$21,517,364	$1,138,548
Changes From Operations:
• Net investment income (loss)	28,105	390	19,603	58,604	7,722	478,278	19,127
• Net realized gain (loss) on investments	177,148	1,060	41,912	82,547	45	310,568	130,287
• Net change in unrealized appreciation or depreciation on investments	(653,486)	(11,146)	(128,348)	(442,675)	(5,328)	(2,016,427)	(208,551)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(448,233)	(9,696)	(66,833)	(301,524)	2,439	(1,227,581)	(59,137)
Changes From Unit Transactions:
• Net unit transactions	(440,521)	7,721	(138,797)	(297,955)	83,803	634,088	(89,842)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(440,521)	7,721	(138,797)	(297,955)	83,803	634,088	(89,842)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(888,754)	(1,975)	(205,630)	(599,479)	86,242	(593,493)	(148,979)
NET ASSETS AT DECEMBER 31, 2018	5,116,349	85,104	1,185,358	3,829,517	336,765	20,923,871	989,569
Changes From Operations:
• Net investment income (loss)	43,099	415	18,801	50,875	3,239	450,640	31,306
• Net realized gain (loss) on investments	331,041	1,058	61,912	251,506	512	1,136,080	(38,403)
• Net change in unrealized appreciation or depreciation on investments	1,007,451	6,236	75,797	235,344	11,000	1,330,732	169,209
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,381,591	7,709	156,510	537,725	14,751	2,917,452	162,112
Changes From Unit Transactions:
• Net unit transactions	(855,851)	(29,124)	(123,269)	(341,369)	(128,175)	(1,558,391)	266,795
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(855,851)	(29,124)	(123,269)	(341,369)	(128,175)	(1,558,391)	266,795
TOTAL INCREASE (DECREASE) IN NET ASSETS	525,740	(21,415)	33,241	196,356	(113,424)	1,359,061	428,907
NET ASSETS AT DECEMBER 31, 2019	$5,642,089	$63,689	$1,218,599	$4,025,873	$223,341	$22,282,932	$1,418,476

See accompanying notes.

	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$268,820	$3,143,240	$639,241	$1,190,182	$1,564,389	$321,293
Changes From Operations:
• Net investment income (loss)	1,263	65,166	11,478	38,736	27,877	7,498
• Net realized gain (loss) on investments	757	23,697	(4,026)	(13,007)	10,143	2,315
• Net change in unrealized appreciation or depreciation on investments	(39,884)	(462,600)	(16,276)	(183,217)	(175,645)	(75,063)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(37,864)	(373,737)	(8,824)	(157,488)	(137,625)	(65,250)
Changes From Unit Transactions:
• Net unit transactions	42,050	(18,208)	17,432	(4,235)	(52,832)	130,972
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	42,050	(18,208)	17,432	(4,235)	(52,832)	130,972
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,186	(391,945)	8,608	(161,723)	(190,457)	65,722
NET ASSETS AT DECEMBER 31, 2018	273,006	2,751,295	647,849	1,028,459	1,373,932	387,015
Changes From Operations:
• Net investment income (loss)	1,081	85,834	18,259	26,578	23,252	9,006
• Net realized gain (loss) on investments	6,580	14,083	6,278	(30,105)	27,454	959
• Net change in unrealized appreciation or depreciation on investments	37,721	358,231	30,808	67,472	145,330	77,116
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	45,382	458,148	55,345	63,945	196,036	87,081
Changes From Unit Transactions:
• Net unit transactions	44,646	(91,044)	159,740	(103,974)	(54,134)	78,879
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	44,646	(91,044)	159,740	(103,974)	(54,134)	78,879
TOTAL INCREASE (DECREASE) IN NET ASSETS	90,028	367,104	215,085	(40,029)	141,902	165,960
NET ASSETS AT DECEMBER 31, 2019	$363,034	$3,118,399	$862,934	$988,430	$1,515,834	$552,975

Lincoln National Variable Annuity Account L

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP T. Rowe Price 2010 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2020 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2030 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$64,257	$113,020,936	$28,226,020	$468,127	$1,827,841	$4,951,009
Changes From Operations:
• Net investment income (loss)	1,429	917,187	(12,047)	5,436	11,521	36,422
• Net realized gain (loss) on investments	922	5,684,608	1,746,558	30,831	110,902	193,833
• Net change in unrealized appreciation or depreciation on investments	(13,825)	(12,216,409)	(4,869,047)	(61,041)	(217,028)	(604,176)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,474)	(5,614,614)	(3,134,536)	(24,774)	(94,605)	(373,921)
Changes From Unit Transactions:
• Net unit transactions	36,195	(8,685,096)	(2,226,190)	6,269	(399,812)	(370,632)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	36,195	(8,685,096)	(2,226,190)	6,269	(399,812)	(370,632)
TOTAL INCREASE (DECREASE) IN NET ASSETS	24,721	(14,299,710)	(5,360,726)	(18,505)	(494,417)	(744,553)
NET ASSETS AT DECEMBER 31, 2018	88,978	98,721,226	22,865,294	449,622	1,333,424	4,206,456
Changes From Operations:
• Net investment income (loss)	1,821	762,904	(7,895)	7,715	29,268	68,848
• Net realized gain (loss) on investments	4,005	8,380,736	1,747,611	66,987	255,148	658,746
• Net change in unrealized appreciation or depreciation on investments	10,885	19,307,591	3,528,142	(18,048)	(48,306)	146,728
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	16,711	28,451,231	5,267,858	56,654	236,110	874,322
Changes From Unit Transactions:
• Net unit transactions	19,701	(10,169,845)	(2,260,059)	(98,069)	61,777	(183,492)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	19,701	(10,169,845)	(2,260,059)	(98,069)	61,777	(183,492)
TOTAL INCREASE (DECREASE) IN NET ASSETS	36,412	18,281,386	3,007,799	(41,415)	297,887	690,830
NET ASSETS AT DECEMBER 31, 2019	$125,390	$117,002,612	$25,873,093	$408,207	$1,631,311	$4,897,286

See accompanying notes.

	LVIP T. Rowe Price 2040 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2050 Fund - Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio - I Class Subaccount	Neuberger Berman AMT Sustainable Equity Portfolio - I Class Subaccount	T. Rowe Price International Stock Portfolio Subaccount
NET ASSETS AT JANUARY 1, 2018	$1,781,962	$963,677	$20,032,741	$5,421,035	$—	$10,066,206
Changes From Operations:
• Net investment income (loss)	13,824	9,705	(124,674)	8,277	—	27,977
• Net realized gain (loss) on investments	80,199	14,346	2,178,859	564,489	—	1,044,481
• Net change in unrealized appreciation or depreciation on investments	(275,094)	(138,976)	(2,816,079)	(667,914)	—	(2,491,411)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(181,071)	(114,925)	(761,894)	(95,148)	—	(1,418,953)
Changes From Unit Transactions:
• Net unit transactions	183,435	250,708	(703,518)	(777,737)	—	(966,610)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	183,435	250,708	(703,518)	(777,737)	—	(966,610)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,364	135,783	(1,465,412)	(872,885)	—	(2,385,563)
NET ASSETS AT DECEMBER 31, 2018	1,784,326	1,099,460	18,567,329	4,548,150	—	7,680,643
Changes From Operations:
• Net investment income (loss)	25,216	19,775	(180,168)	79,813	(11,669)	117,381
• Net realized gain (loss) on investments	298,943	154,038	2,485,253	198,910	248,083	424,570
• Net change in unrealized appreciation or depreciation on investments	87,622	123,600	4,233,234	246,523	156,589	1,418,271
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	411,781	297,413	6,538,319	525,246	393,003	1,960,222
Changes From Unit Transactions:
• Net unit transactions	(61,259)	385,017	(1,320,080)	(5,073,396)	4,467,846	(666,351)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(61,259)	385,017	(1,320,080)	(5,073,396)	4,467,846	(666,351)
TOTAL INCREASE (DECREASE) IN NET ASSETS	350,522	682,430	5,218,239	(4,548,150)	4,860,849	1,293,871
NET ASSETS AT DECEMBER 31, 2019	$2,134,848	$1,781,890	$23,785,568	$—	$4,860,849	$8,974,514

Lincoln National Variable Annuity Account L

Notes to financial statements

December 31, 2019

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln National Variable Annuity Account L (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on September 26, 1996, are part of the operations of the Company. The Variable Account consists of three products as follows:

• Group Variable Annuity • Lincoln Secured Retirement Income	• Lincoln Retirement Income Rollover

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of sixty-two mutual funds (the Funds) of eleven open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class B

AB VPS Large Cap Growth Portfolio - Class B

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I

American Funds Insurance Series®:

American Funds Global Growth Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds International Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Global Allocation V.I. Fund - Class I

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® REIT Series - Service Class

Delaware VIP® Small Cap Value Series - Service Class

Delaware VIP® Smid Cap Core Series - Service Class

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Initial Class

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2

Fidelity® VIP Government Money Market Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Janus Aspen Series:

Janus Henderson Global Research Portfolio - Institutional Shares

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP BlackRock Advantage Allocation Fund - Standard Class

LVIP BlackRock Global Real Estate Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Service Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP JPMorgan Retirement Income Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP T. Rowe Price 2010 Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Standard Class

LVIP T. Rowe Price 2030 Fund - Standard Class

LVIP T. Rowe Price 2040 Fund - Standard Class

LVIP T. Rowe Price 2050 Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Sustainable Equity Portfolio - I Class

T. Rowe Price International Series, Inc.:

T. Rowe Price International Stock Portfolio

*  Denotes an affiliate of the Company

The Fidelity VIP Government Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Government Money Market Portfolio are allocated to purchase shares of one or more of the above Funds.

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2019. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio, which is invested monthly. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2018, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP Managed Risk Profile 2010 Fund - Standard Class	LVIP T. Rowe Price 2010 Fund - Standard Class
LVIP Managed Risk Profile 2020 Fund - Standard Class	LVIP T. Rowe Price 2020 Fund - Standard Class
LVIP Managed Risk Profile 2030 Fund - Standard Class	LVIP T. Rowe Price 2030 Fund - Standard Class
LVIP Managed Risk Profile 2040 Fund - Standard Class	LVIP T. Rowe Price 2040 Fund - Standard Class
LVIP Managed Risk Profile 2050 Fund - Standard Class	LVIP T. Rowe Price 2050 Fund - Standard Class

Also during 2018, the following fund family changed its name:

Previous Fund Family Name	New Fund Family Name
Deutsche Variable Series II	Deutsche DWS Variable Series II

During 2019, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2019, the 2019 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2019:

AB VPS Large Cap Growth Portfolio - Class B	Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	Neuberger Berman AMT Sustainable Equity Portfolio - I Class

During 2019, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP BlackRock Scientific Allocation Fund - Standard Class	LVIP BlackRock Advantage Allocation Fund - Standard Class
LVIP Clarion Global Real Estate Fund - Standard Class	LVIP BlackRock Global Real Estate Fund - Standard Class

Also during 2019, the following funds ceased to be available as investment options to Variable Account contract owners:

AB VPS Growth Portfolio - Class B	Neuberger Berman AMT Large Cap Value Portfolio - I Class

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day with the exception of Fidelity VIP Government Money Market Portfolio, which does not have a mortality and expense charge. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the three contract types within the Variable Account:

•  Group Variable Annuity at a daily rate of .0020548% to .0027397% (.75% to 1.00% on an annual basis)

•  Lincoln Secured Retirement Income at a daily rate of .0001370% to .0017808% (.05% to .65% on an annual basis)

•  Lincoln Retirement Income Rollover at a daily rate of .0001370% to .0017808% (.05% to .65% on an annual basis)

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2019 and 2018 were $186,134 and $192,109, respectively.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2019, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class B
	2019		0.75%	1.00%	$8.94	$9.39	226,348	$2,029,831	28.49%	28.81%	0.17%
	2018		0.75%	1.00%	6.96	7.29	233,702	1,630,865	-10.88%	-10.66%	0.00%
	2017		0.75%	1.00%	7.81	8.15	275,626	2,155,522	34.94%	35.28%	0.28%
	2016		0.75%	1.00%	5.79	6.03	293,802	1,702,782	-1.86%	-1.62%	0.00%
	2015		0.75%	1.00%	5.90	6.13	313,715	1,852,385	1.63%	1.88%	0.00%
AB VPS Growth Portfolio - Class B
	2018		0.75%	1.00%	17.76	18.59	113,026	2,014,570	2.74%	2.99%	0.00%
	2017		0.75%	1.00%	17.28	18.05	102,612	1,780,387	32.81%	33.14%	0.00%
	2016		0.75%	1.00%	13.01	13.55	105,554	1,379,285	-0.15%	0.10%	0.00%
	2015		0.75%	1.00%	13.03	13.54	127,091	1,661,558	7.74%	8.01%	0.00%
AB VPS Large Cap Growth Portfolio - Class B
	2019	4/26/19	0.75%	1.00%	11.17	11.19	258,055	2,882,013	11.02%	11.21%	0.00%
American Century VP Balanced Fund - Class I
	2019		0.75%	1.00%	54.46	57.32	241,211	13,192,668	18.66%	18.96%	1.54%
	2018		0.75%	1.00%	45.89	48.19	270,897	12,493,134	-4.79%	-4.55%	1.41%
	2017		0.75%	1.00%	48.20	50.48	288,309	13,957,461	12.78%	13.06%	1.54%
	2016		0.75%	1.00%	42.74	44.65	315,713	13,545,258	5.93%	6.19%	1.46%
	2015		0.75%	1.00%	40.35	42.05	327,511	13,265,699	-3.54%	-3.30%	1.72%
American Funds Global Growth Fund - Class 2
	2019		0.75%	1.00%	38.66	40.20	189,801	7,360,327	33.93%	34.27%	1.09%
	2018		0.75%	1.00%	28.86	29.94	210,734	6,100,447	-9.95%	-9.72%	0.65%
	2017		0.75%	1.00%	32.05	33.16	220,493	7,087,753	30.16%	30.49%	0.68%
	2016		0.75%	1.00%	24.62	25.42	218,019	5,388,246	-0.38%	-0.13%	0.84%
	2015		0.75%	1.00%	24.72	25.45	229,813	5,699,030	5.87%	6.14%	1.01%
American Funds Growth Fund - Class 2
	2019		0.75%	1.00%	29.44	30.89	1,115,556	32,985,214	29.47%	29.80%	0.74%
	2018		0.75%	1.00%	22.74	23.80	1,248,307	28,498,915	-1.24%	-0.99%	0.42%
	2017		0.75%	1.00%	23.02	24.04	1,367,467	31,609,079	27.02%	27.33%	0.50%
	2016		0.75%	1.00%	18.12	18.88	1,458,298	26,531,963	8.40%	8.67%	0.71%
	2015		0.75%	1.00%	16.72	17.37	1,566,846	26,293,002	5.79%	6.06%	0.60%
American Funds Growth-Income Fund - Class 2
	2019		0.75%	1.00%	32.14	33.42	491,348	15,844,128	24.88%	25.19%	1.62%
	2018		0.75%	1.00%	25.73	26.69	544,747	14,050,119	-2.76%	-2.52%	1.42%
	2017		0.75%	1.00%	26.47	27.38	547,569	14,516,853	21.16%	21.47%	1.41%
	2016		0.75%	1.00%	21.84	22.54	568,668	12,443,140	10.41%	10.69%	1.37%
	2015		0.75%	1.00%	19.78	20.37	592,659	11,743,805	0.45%	0.70%	1.32%
American Funds International Fund - Class 2
	2019		0.75%	1.00%	20.10	21.09	437,426	8,820,850	21.66%	21.96%	1.40%
	2018		0.75%	1.00%	16.52	17.29	493,856	8,180,712	-14.00%	-13.78%	1.64%
	2017		0.75%	1.00%	19.21	20.06	534,213	10,285,892	30.83%	31.16%	1.25%
	2016		0.75%	1.00%	14.68	15.29	594,190	8,740,565	2.50%	2.76%	1.26%
	2015		0.75%	1.00%	14.33	14.88	636,510	9,133,407	-5.48%	-5.24%	1.46%
BlackRock Global Allocation V.I. Fund - Class I
	2019		0.75%	1.00%	18.22	18.71	89,412	1,629,501	16.82%	17.11%	1.25%
	2018		0.75%	1.00%	15.60	15.97	100,713	1,571,150	-8.26%	-8.03%	0.97%
	2017		0.75%	1.00%	17.00	17.37	102,881	1,750,130	12.73%	13.01%	1.38%
	2016		0.75%	1.00%	15.08	15.37	95,894	1,446,798	3.08%	3.34%	1.14%
	2015		0.75%	1.00%	14.63	14.87	104,709	1,532,499	-1.70%	-1.45%	1.13%
Delaware VIP® Diversified Income Series - Standard Class
	2019		0.75%	1.00%	19.69	20.47	208,647	4,113,303	9.34%	9.61%	2.96%
	2018		0.75%	1.00%	18.01	18.67	236,208	4,259,361	-3.10%	-2.86%	3.20%
	2017		0.75%	1.00%	18.58	19.22	242,662	4,515,407	4.18%	4.44%	2.66%
	2016		0.75%	1.00%	17.84	18.41	263,775	4,710,551	2.49%	2.75%	3.12%
	2015		0.75%	1.00%	17.40	17.91	305,107	5,315,575	-2.07%	-1.82%	3.02%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® High Yield Series - Standard Class
	2019		0.75%	1.00%	$22.32	$23.15	80,340	$1,794,403	15.27%	15.56%	6.47%
	2018		0.75%	1.00%	19.37	20.04	89,546	1,734,887	-5.42%	-5.18%	6.11%
	2017		0.75%	1.00%	20.48	21.13	104,467	2,142,719	6.42%	6.68%	6.07%
	2016		0.75%	1.00%	19.24	19.81	112,364	2,165,692	12.04%	12.32%	6.56%
	2015		0.75%	1.00%	17.18	17.64	131,395	2,259,594	-7.53%	-7.29%	6.52%
Delaware VIP® REIT Series - Service Class
	2019		0.75%	1.00%	46.83	49.13	185,807	8,717,062	25.24%	25.55%	1.89%
	2018		0.75%	1.00%	37.39	39.13	212,859	7,972,674	-8.44%	-8.21%	1.86%
	2017		0.75%	1.00%	40.83	42.63	250,792	10,265,880	0.26%	0.51%	1.37%
	2016		0.75%	1.00%	40.73	42.42	304,963	12,446,688	4.56%	4.83%	0.95%
	2015		0.75%	1.00%	38.95	40.46	319,994	12,490,856	2.49%	2.75%	1.02%
Delaware VIP® Small Cap Value Series - Service Class
	2019		0.75%	1.00%	34.10	35.46	232,887	7,968,017	26.45%	26.77%	0.78%
	2018		0.75%	1.00%	26.97	27.97	268,330	7,255,734	-17.77%	-17.56%	0.61%
	2017		0.75%	1.00%	32.80	33.93	300,858	9,889,988	10.65%	10.92%	0.65%
	2016		0.75%	1.00%	29.64	30.59	328,415	9,753,563	29.78%	30.11%	0.66%
	2015		0.75%	1.00%	22.84	23.51	342,295	7,832,045	-7.39%	-7.16%	0.49%
Delaware VIP® Smid Cap Core Series - Service Class
	2019		0.75%	1.00%	24.88	26.11	220,546	5,502,290	27.97%	28.29%	0.30%
	2018		0.75%	1.00%	19.44	20.35	256,302	4,993,849	-13.27%	-13.06%	0.00%
	2017		0.75%	1.00%	22.42	23.40	264,634	5,944,277	17.20%	17.50%	0.09%
	2016		0.75%	1.00%	19.13	19.92	275,984	5,288,718	6.94%	7.21%	0.00%
	2015		0.75%	1.00%	17.89	18.58	300,527	5,384,054	6.24%	6.51%	0.16%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2019		0.75%	1.00%	14.07	14.45	14,211	200,030	13.54%	13.83%	4.03%
	2018		0.75%	1.00%	12.39	12.69	15,965	197,905	-10.04%	-9.82%	2.11%
	2017		0.75%	1.00%	13.78	14.07	14,525	200,147	6.34%	6.61%	2.37%
	2016		0.75%	1.00%	12.96	13.20	17,766	230,194	4.25%	4.51%	2.03%
	2015		0.75%	1.00%	12.43	12.63	15,980	198,618	-7.23%	-6.99%	2.92%
Fidelity® VIP Asset Manager Portfolio - Initial Class
	2019		0.75%	1.00%	53.01	55.80	571,317	30,363,400	17.07%	17.37%	1.73%
	2018		0.75%	1.00%	45.28	47.54	626,716	28,445,958	-6.29%	-6.06%	1.64%
	2017		0.75%	1.00%	48.32	50.61	687,618	33,305,989	12.97%	13.25%	1.86%
	2016		0.75%	1.00%	42.77	44.69	743,480	31,871,934	2.05%	2.30%	1.32%
	2015		0.75%	1.00%	41.92	43.68	827,635	34,757,222	-0.85%	-0.61%	1.53%
Fidelity® VIP Contrafund® Portfolio - Service Class 2
	2019		0.75%	1.00%	33.49	35.14	719,182	24,129,405	29.97%	30.29%	0.21%
	2018		0.75%	1.00%	25.77	26.97	792,368	20,455,597	-7.57%	-7.34%	0.43%
	2017		0.75%	1.00%	27.88	29.11	830,957	23,211,096	20.38%	20.68%	0.77%
	2016		0.75%	1.00%	23.16	24.12	908,140	21,068,336	6.66%	6.93%	0.56%
	2015		0.75%	1.00%	21.71	22.56	991,770	21,570,788	-0.58%	-0.33%	0.79%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2
	2019		1.00%	1.00%	11.27	11.27	9,926	111,844	18.69%	18.69%	2.25%
	2018	1/16/18	1.00%	1.00%	9.49	9.49	5,295	50,272	-9.00%	-9.00%	3.54%
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2
	2019		1.00%	1.00%	11.36	11.36	21,802	247,708	20.30%	20.30%	2.93%
	2018	1/11/18	1.00%	1.00%	9.44	9.44	10,810	102,092	-9.48%	-9.48%	1.69%
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2
	2019		0.75%	1.00%	11.50	11.56	27,297	314,033	22.88%	23.19%	1.83%
	2018	3/6/18	0.75%	1.00%	9.36	9.38	17,798	166,618	-9.68%	-9.18%	1.76%
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2
	2019		0.75%	1.00%	11.63	11.63	60,195	700,075	25.87%	25.87%	1.74%
	2018		1.00%	1.00%	9.24	9.24	62,689	579,210	-10.40%	-10.40%	1.24%
	2017	12/13/17	1.00%	1.00%	10.31	10.31	10,767	111,024	0.96%	0.96%	0.94%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2
	2019		1.00%	1.00%	$11.66	$11.66	16,146	$188,206	26.96%	26.96%	1.87%
	2018		1.00%	1.00%	9.18	9.18	10,933	100,374	-11.02%	-11.02%	3.15%
	2017	12/11/17	1.00%	1.00%	10.32	10.32	684	7,055	1.04%	1.04%	0.88%
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2
	2019		1.00%	1.00%	11.66	11.66	8,569	99,884	26.98%	26.98%	2.00%
	2018		1.00%	1.00%	9.18	9.18	5,156	47,327	-11.03%	-11.03%	1.29%
	2017	12/12/17	1.00%	1.00%	10.32	10.32	2,584	26,658	1.03%	1.03%	0.91%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2
	2019		1.00%	1.00%	11.66	11.66	22,893	266,837	26.94%	26.94%	2.24%
	2018		1.00%	1.00%	9.18	9.18	9,143	83,948	-11.02%	-11.02%	2.28%
	2017	12/5/17	1.00%	1.00%	10.32	10.32	1,760	18,159	1.93%	1.93%	1.63%
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2
	2019	6/24/19	1.00%	1.00%	10.84	10.84	153	1,660	8.41%	8.41%	3.13%
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2
	2019	11/18/19	1.00%	1.00%	10.84	10.84	18	190	3.80%	3.80%	1.69%
Fidelity® VIP Government Money Market Portfolio - Initial Class
	2019		0.00%	0.00%	18.85	18.87	4,993	94,105	1.99%	2.02%	1.92%
	2018		0.00%	0.00%	18.47	18.50	2,017	37,262	1.65%	1.65%	1.59%
	2017		0.00%	0.00%	18.17	18.20	2,754	50,046	0.67%	0.67%	0.65%
	2016		0.00%	0.00%	18.05	18.08	3,786	68,351	0.20%	0.20%	0.19%
	2015		0.00%	0.00%	18.02	18.04	1,941	34,965	0.02%	0.03%	0.02%
Fidelity® VIP Growth Portfolio - Initial Class
	2019		0.75%	1.00%	126.46	133.11	739,567	93,845,360	32.98%	33.31%	0.26%
	2018		0.75%	1.00%	95.10	99.85	827,062	78,908,387	-1.16%	-0.91%	0.24%
	2017		0.75%	1.00%	96.22	100.77	896,802	86,565,270	33.79%	34.12%	0.22%
	2016		0.75%	1.00%	71.92	75.13	965,781	69,659,103	-0.20%	0.05%	0.03%
	2015		0.75%	1.00%	72.06	75.10	1,063,302	76,830,690	6.11%	6.37%	0.25%
Janus Henderson Global Research Portfolio - Institutional Shares
	2019		0.75%	1.00%	28	29	314,370	8,796,357	27.76%	28.08%	0.99%
	2018		0.75%	1.00%	21.79	22.88	356,650	7,807,840	-7.79%	-7.56%	1.12%
	2017		0.75%	1.00%	23.63	24.75	385,355	9,148,987	25.76%	26.08%	0.82%
	2016		0.75%	1.00%	18.79	19.63	428,756	8,090,071	1.05%	1.30%	0.99%
	2015		0.75%	1.00%	18.60	19.38	474,214	8,850,052	-3.26%	-3.02%	0.65%
LVIP Baron Growth Opportunities Fund - Service Class
	2019		0.75%	1.00%	88.74	93.41	205,745	18,321,342	35.03%	35.36%	0.00%
	2018		0.75%	1.00%	65.72	69.01	223,853	14,757,341	-4.89%	-4.65%	0.00%
	2017		0.75%	1.00%	69.10	72.38	233,609	16,192,827	25.97%	26.29%	0.00%
	2016		0.75%	1.00%	54.85	57.31	250,256	13,770,178	4.52%	4.78%	0.45%
	2015		0.75%	1.00%	52.48	54.70	278,447	14,652,966	-5.72%	-5.48%	0.00%
LVIP BlackRock Advantage Allocation Fund - Standard Class
	2019		0.75%	1.00%	20.64	21.20	15,265	315,197	15.50%	15.78%	2.42%
	2018		0.75%	1.00%	17.87	18.31	18,507	330,817	-6.32%	-6.01%	2.35%
	2017		0.75%	1.00%	19.08	19.48	17,685	337,435	13.19%	13.51%	2.02%
	2016		0.75%	1.00%	16.86	17.16	17,993	303,308	3.61%	3.87%	1.73%
	2015		0.75%	1.00%	16.27	16.53	18,412	299,759	-2.13%	-1.89%	1.48%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	5.21%
	2015		0.75%	1.00%	7.83	7.83	3,254	25,469	-15.86%	-15.86%	1.75%
LVIP BlackRock Global Real Estate Fund - Standard Class
	2019		0.75%	1.00%	11.75	12.12	28,214	332,443	23.71%	23.98%	2.79%
	2018		0.75%	1.00%	9.50	9.78	41,558	395,308	-9.25%	-9.03%	3.74%
	2017		0.75%	1.00%	10.46	10.75	44,301	464,809	9.76%	10.04%	3.54%
	2016		0.75%	1.00%	9.53	9.77	72,541	693,843	0.18%	0.43%	4.20%
	2015		0.75%	1.00%	9.52	9.72	63,079	601,774	-2.21%	-1.96%	3.03%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2019		0.75%	1.00%	$9.88	$10.07	69,810	$690,046	4.84%	5.10%	2.17%
	2018		0.75%	1.00%	9.43	9.58	78,616	741,143	-0.72%	-0.49%	5.16%
	2017		0.75%	1.00%	9.49	9.63	75,902	720,731	1.17%	1.42%	1.62%
	2016		0.75%	1.00%	9.38	9.49	80,502	755,992	2.56%	2.82%	1.23%
	2015		0.69%	0.94%	9.15	9.23	77,644	710,885	-3.73%	-3.49%	1.14%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2019		0.75%	1.00%	13.58	14.25	116,888	1,595,087	18.74%	19.04%	0.70%
	2018		0.75%	1.00%	11.44	11.97	116,442	1,337,879	-5.27%	-5.03%	0.72%
	2017		0.75%	1.00%	12.07	12.61	117,506	1,424,678	24.88%	25.19%	0.64%
	2016		0.75%	1.00%	9.67	10.07	130,333	1,265,216	-2.29%	-2.05%	0.40%
	2015		0.75%	1.00%	9.89	10.28	159,858	1,586,727	0.33%	0.58%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2019		0.75%	1.00%	14.88	15.09	11,489	171,008	23.67%	23.98%	0.00%
	2018		0.75%	1.00%	12.03	12.17	9,587	115,387	-0.64%	-0.39%	0.00%
	2017		0.75%	1.00%	12.11	12.22	6,553	79,413	24.31%	24.62%	0.00%
	2016		0.75%	1.00%	9.74	9.81	2,177	21,233	1.24%	1.48%	0.00%
	2015		0.75%	1.00%	9.62	9.62	2,394	23,053	-5.15%	-5.15%	0.00%
LVIP Delaware Bond Fund - Standard Class
	2019		0.75%	1.00%	17.85	18.56	164,242	2,937,405	8.12%	8.39%	3.00%
	2018		0.75%	1.00%	16.51	17.12	176,354	2,915,084	-1.82%	-1.57%	2.99%
	2017		0.75%	1.00%	16.81	17.39	199,585	3,362,696	3.33%	3.59%	2.71%
	2016		0.75%	1.00%	16.27	16.79	238,942	3,893,446	1.70%	1.96%	2.26%
	2015		0.75%	1.00%	16.00	16.47	271,002	4,340,416	-0.61%	-0.36%	2.25%
LVIP Delaware Diversified Floating Rate Fund - Service Class
	2019		0.75%	1.00%	10.19	10.40	17,218	175,518	3.30%	3.54%	2.24%
	2018		0.75%	1.00%	9.86	10.04	18,280	180,380	-0.97%	-0.81%	3.11%
	2017		0.75%	1.00%	9.96	10.13	20,363	202,868	1.26%	1.36%	0.80%
	2016		0.75%	1.00%	9.84	9.99	20,628	202,946	0.99%	1.40%	0.00%
	2015		0.75%	1.00%	9.74	9.74	20,149	196,284	-1.96%	-1.96%	1.17%
LVIP Delaware Social Awareness Fund - Standard Class
	2019		0.75%	1.00%	41.18	43.35	405,064	16,740,886	30.66%	30.99%	2.05%
	2018		0.75%	1.00%	31.52	33.09	433,711	13,715,511	-5.51%	-5.28%	1.30%
	2017		0.75%	1.00%	33.36	34.94	474,679	15,887,276	19.00%	19.30%	1.28%
	2016		0.75%	1.00%	28.03	29.28	517,239	14,543,103	5.58%	5.84%	1.42%
	2015		0.75%	1.00%	26.55	27.67	566,033	15,071,433	-1.65%	-1.40%	1.46%
LVIP Delaware Wealth Builder Fund - Standard Class
	2019		0.75%	1.00%	21.84	22.42	20,746	453,187	14.75%	15.04%	3.80%
	2018		0.75%	1.00%	19.03	19.03	15,545	295,900	-6.16%	-6.16%	3.51%
	2017		1.00%	1.00%	20.28	20.28	12,116	245,760	11.17%	11.17%	2.09%
	2016		1.00%	1.00%	18.25	18.25	22,324	407,323	4.57%	4.57%	1.80%
	2015		1.00%	1.00%	17.45	17.45	19,011	331,712	-2.31%	-2.31%	1.91%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2019		0.75%	1.00%	24.64	25.85	228,116	5,642,089	28.82%	29.14%	1.76%
	2018		0.75%	1.00%	19.13	20.02	266,645	5,116,349	-8.22%	-7.99%	1.46%
	2017		0.75%	1.00%	20.84	21.76	287,313	6,005,103	19.67%	19.97%	1.41%
	2016		0.75%	1.00%	17.41	18.14	304,680	5,322,325	13.27%	13.55%	1.52%
	2015		0.75%	1.00%	15.37	15.97	337,969	5,211,826	-2.98%	-2.74%	1.59%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2019		1.00%	1.00%	10.59	10.59	6,015	63,689	11.67%	11.67%	1.58%
	2018		1.00%	1.00%	9.48	9.48	8,976	85,104	-10.05%	-10.05%	1.42%
	2017		0.75%	1.00%	10.54	10.64	8,261	87,079	20.20%	20.50%	1.57%
	2016		0.75%	1.00%	8.77	8.77	5,483	48,081	1.40%	1.40%	1.73%
	2015		1.00%	1.00%	8.65	8.65	3,433	29,685	-8.94%	-8.94%	1.59%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2019		0.75%	1.00%	19.60	20.33	62,097	1,218,599	13.87%	14.15%	2.55%
	2018		0.75%	1.00%	17.21	17.81	68,794	1,185,358	-5.40%	-5.17%	2.53%
	2017		0.75%	1.00%	18.20	18.78	76,364	1,390,988	9.40%	9.67%	2.38%
	2016		0.75%	1.00%	16.63	17.12	75,021	1,249,003	3.98%	4.24%	1.95%
	2015		0.75%	1.00%	16.00	16.43	83,903	1,343,203	-2.97%	-2.73%	1.84%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2019		0.75%	1.00%	$18.33	$19.01	219,235	$4,025,873	14.70%	14.99%	2.29%
	2018		0.75%	1.00%	15.98	16.53	239,271	3,829,517	-7.26%	-7.03%	2.38%
	2017		0.75%	1.00%	17.23	17.78	256,663	4,428,996	14.48%	14.77%	2.29%
	2016		0.75%	1.00%	15.05	15.49	271,306	4,088,600	3.71%	3.97%	1.66%
	2015		0.75%	1.00%	14.51	14.90	319,676	4,644,203	-4.65%	-4.41%	1.86%
LVIP Global Income Fund - Standard Class
	2019		0.75%	1.00%	13.01	13.36	17,164	223,341	5.67%	5.94%	2.28%
	2018		0.75%	1.00%	12.31	12.61	27,351	336,765	0.89%	1.14%	3.91%
	2017		0.75%	1.00%	12.20	12.47	20,528	250,523	4.00%	4.26%	0.00%
	2016		0.75%	1.00%	11.73	11.96	27,092	318,100	-0.49%	-0.25%	0.00%
	2015		0.75%	1.00%	11.79	11.79	29,623	349,496	-3.00%	-3.00%	3.24%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2019		0.05%	1.00%	12.88	19.79	1,576,348	22,282,932	13.87%	14.96%	2.39%
	2018		0.05%	1.00%	11.27	17.33	1,699,666	20,923,871	-6.37%	-5.48%	2.49%
	2017		0.05%	1.00%	11.99	18.47	1,641,212	21,517,364	13.18%	14.26%	2.35%
	2016		0.05%	1.00%	10.56	16.28	1,630,771	18,774,053	3.30%	4.29%	1.85%
	2015		0.05%	1.00%	10.19	15.72	1,446,630	16,239,060	-4.34%	-3.42%	2.58%
LVIP JPMorgan Retirement Income Fund - Standard Class
	2019		0.75%	1.00%	18.43	19.17	75,123	1,418,476	12.80%	13.08%	3.12%
	2018		0.75%	1.00%	16.34	16.95	59,774	989,569	-5.48%	-5.24%	2.68%
	2017		0.75%	1.00%	17.29	17.89	65,102	1,138,548	9.85%	10.13%	2.51%
	2016		0.75%	1.00%	15.74	16.24	75,190	1,192,016	3.67%	3.93%	2.32%
	2015		0.75%	1.00%	15.18	15.63	78,946	1,206,062	-1.93%	-1.68%	2.70%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2019		0.75%	1.00%	11.93	12.10	30,385	363,034	15.01%	15.29%	1.31%
	2018		0.75%	1.00%	10.37	10.49	26,312	273,006	-12.68%	-12.47%	1.41%
	2017		0.75%	1.00%	11.88	11.99	22,623	268,820	13.55%	13.84%	1.24%
	2016		0.75%	1.00%	10.46	10.53	17,667	184,878	8.92%	9.18%	0.47%
	2015		0.75%	1.00%	9.61	9.61	26,076	250,511	-8.66%	-8.66%	0.83%
LVIP Mondrian International Value Fund - Standard Class
	2019		0.75%	1.00%	21.46	22.31	143,908	3,118,399	17.07%	17.36%	3.90%
	2018		0.75%	1.00%	18.33	19.01	148,817	2,751,295	-12.36%	-12.14%	3.12%
	2017		0.75%	1.00%	20.91	21.63	149,295	3,143,240	20.13%	20.43%	3.28%
	2016		0.75%	1.00%	17.41	17.96	162,608	2,847,099	2.98%	3.23%	2.64%
	2015		0.75%	1.00%	16.90	17.40	188,498	3,200,059	-4.75%	-4.51%	2.83%
LVIP SSGA Bond Index Fund - Standard Class
	2019		0.75%	1.00%	13.06	13.41	66,019	862,934	7.16%	7.43%	3.21%
	2018		0.75%	1.00%	12.19	12.48	53,111	647,849	-1.31%	-1.07%	2.77%
	2017		0.75%	1.00%	12.35	12.62	51,752	639,241	2.16%	2.41%	2.60%
	2016		0.75%	1.00%	12.09	12.32	48,947	591,820	1.26%	1.51%	2.08%
	2015		0.75%	1.00%	11.94	12.14	49,584	592,055	-0.75%	-0.50%	2.54%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2019		0.75%	1.00%	15.88	16.30	62,246	988,430	6.54%	6.80%	3.63%
	2018		0.75%	1.00%	14.90	15.26	68,986	1,028,459	-13.18%	-12.96%	4.38%
	2017		0.75%	1.00%	17.17	17.54	69,315	1,190,182	22.60%	22.91%	2.56%
	2016		0.75%	1.00%	14.00	14.27	71,846	1,007,266	14.29%	14.57%	2.50%
	2015		0.75%	1.00%	12.25	12.45	79,159	970,656	-17.87%	-17.66%	4.25%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2019		0.75%	1.00%	15.97	16.56	94,775	1,515,834	14.60%	14.89%	2.61%
	2018		0.75%	1.00%	13.93	14.41	98,464	1,373,932	-9.09%	-8.86%	2.85%
	2017		0.75%	1.00%	15.33	15.82	101,941	1,564,389	13.67%	13.96%	4.03%
	2016		0.75%	1.00%	13.48	13.88	115,459	1,558,913	4.57%	4.84%	1.78%
	2015		0.75%	1.00%	12.89	13.24	125,993	1,626,464	-7.45%	-7.22%	2.95%
LVIP SSGA International Index Fund - Standard Class
	2019		0.75%	1.00%	18.06	18.55	30,617	552,975	20.37%	20.67%	2.87%
	2018		0.75%	1.00%	15.00	15.37	25,793	387,015	-14.56%	-14.35%	2.91%
	2017		0.75%	1.00%	17.56	17.95	18,295	321,293	23.45%	23.76%	2.96%
	2016		0.75%	1.00%	14.23	14.50	14,300	203,433	-0.01%	0.24%	2.81%
	2015		0.75%	1.00%	14.23	14.47	14,173	201,693	-2.20%	-1.96%	2.56%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA International Managed Volatility Fund - Standard Class
	2019		0.75%	1.00%	$12.76	$12.85	9,825	$125,390	17.61%	17.90%	2.85%
	2018		0.75%	1.00%	10.85	10.90	8,200	88,978	-13.08%	-12.90%	2.79%
	2017		0.75%	1.00%	12.48	12.52	5,147	64,257	23.03%	23.30%	2.50%
	2016	12/9/16	0.75%	1.00%	10.15	10.15	3,998	40,571	-0.43%	-0.42%	1.00%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2019		0.75%	1.00%	25.75	26.25	4,534,311	117,002,612	29.90%	30.22%	1.67%
	2018		0.75%	1.00%	19.83	20.16	4,971,046	98,721,226	-5.59%	-5.36%	1.79%
	2017		0.75%	1.00%	21.00	21.30	5,374,033	113,020,936	20.37%	20.67%	1.85%
	2016		0.75%	1.00%	17.45	17.65	5,938,000	103,721,849	10.65%	10.92%	1.85%
	2015		0.75%	1.00%	15.77	15.91	6,410,542	101,174,438	0.17%	0.42%	1.84%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2019		0.75%	1.00%	21.39	21.80	1,207,619	25,873,093	23.79%	24.10%	0.95%
	2018		0.75%	1.00%	17.28	17.57	1,321,514	22,865,294	-12.25%	-12.03%	0.94%
	2017		0.75%	1.00%	19.69	19.97	1,431,731	28,226,020	13.07%	13.35%	0.98%
	2016		0.75%	1.00%	17.42	17.62	1,593,485	27,777,094	19.48%	19.78%	1.28%
	2015		0.75%	1.00%	14.58	14.71	1,762,892	25,715,728	-5.66%	-5.43%	0.89%
LVIP T. Rowe Price 2010 Fund - Standard Class
	2019		1.00%	1.00%	15.38	15.38	26,542	408,207	14.58%	14.58%	2.93%
	2018		1.00%	1.00%	13.42	13.42	33,497	449,622	-5.18%	-5.18%	2.16%
	2017		1.00%	1.00%	14.16	14.16	33,070	468,127	8.55%	8.55%	1.77%
	2016		1.00%	1.00%	13.04	13.04	34,374	448,270	3.40%	3.40%	1.71%
	2015		1.00%	1.00%	12.61	12.61	44,587	562,353	-2.59%	-2.59%	1.93%
LVIP T. Rowe Price 2020 Fund - Standard Class
	2019		0.75%	1.00%	15.27	15.76	106,583	1,631,311	17.74%	18.04%	2.94%
	2018		0.75%	1.00%	12.97	13.35	102,578	1,333,424	-6.52%	-6.28%	1.70%
	2017		0.75%	1.00%	13.88	14.25	131,500	1,827,841	10.91%	11.19%	1.76%
	2016		0.75%	1.00%	12.51	12.82	159,040	1,992,170	3.41%	3.67%	1.60%
	2015		0.75%	1.00%	12.10	12.36	204,519	2,476,908	-3.18%	-2.94%	1.91%
LVIP T. Rowe Price 2030 Fund - Standard Class
	2019		0.75%	1.00%	15.18	15.66	322,422	4,897,286	20.93%	21.24%	2.46%
	2018		0.75%	1.00%	12.55	12.92	334,961	4,206,456	-8.51%	-8.28%	1.82%
	2017		0.75%	1.00%	13.72	14.09	360,838	4,951,009	12.34%	12.62%	1.95%
	2016		0.75%	1.00%	12.21	12.51	374,363	4,573,267	2.68%	2.94%	1.86%
	2015		0.75%	1.00%	11.89	12.15	354,950	4,222,544	-3.63%	-3.39%	1.77%
LVIP T. Rowe Price 2040 Fund - Standard Class
	2019		0.75%	1.00%	14.55	15.02	146,547	2,134,848	23.20%	23.51%	2.23%
	2018		0.75%	1.00%	11.81	12.16	150,928	1,784,326	-9.63%	-9.40%	1.77%
	2017		0.75%	1.00%	13.07	13.42	136,361	1,781,962	13.49%	13.79%	1.99%
	2016		0.75%	1.00%	11.51	11.79	147,627	1,699,884	2.78%	3.04%	1.83%
	2015		0.75%	1.00%	11.20	11.45	143,308	1,605,682	-4.19%	-3.95%	1.69%
LVIP T. Rowe Price 2050 Fund - Standard Class
	2019		1.00%	1.00%	14.89	14.89	119,658	1,781,890	23.91%	23.91%	2.31%
	2018		1.00%	1.00%	12.02	12.02	91,484	1,099,460	-9.38%	-9.38%	1.91%
	2017		1.00%	1.00%	13.26	13.26	72,662	963,677	15.94%	15.94%	2.23%
	2016		1.00%	1.00%	11.44	11.44	55,235	631,833	3.38%	3.38%	2.06%
	2015		1.00%	1.00%	11.07	11.07	38,835	429,730	-4.70%	-4.70%	2.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2019		0.75%	1.00%	44.14	46.46	536,674	23,785,568	36.03%	36.37%	0.17%
	2018		0.75%	1.00%	32.45	34.07	570,133	18,567,329	-4.04%	-3.80%	0.38%
	2017		0.75%	1.00%	33.81	35.41	590,506	20,032,741	23.50%	23.81%	0.20%
	2016		0.75%	1.00%	27.38	28.60	636,474	17,479,698	6.49%	6.75%	0.27%
	2015		0.75%	1.00%	25.71	26.79	718,249	18,515,932	1.09%	1.34%	0.12%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.99%
	2018		0.75%	1.00%	29.06	30.51	155,853	4,548,150	-2.02%	-1.78%	1.14%
	2017		0.75%	1.00%	29.66	31.06	182,155	5,421,035	12.23%	12.51%	0.58%
	2016		0.75%	1.00%	26.43	27.61	208,670	5,530,042	26.10%	26.41%	0.73%
	2015		0.75%	1.00%	20.96	21.84	207,472	4,359,911	-12.68%	-12.46%	0.74%

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class
	2019	4/29/19	0.75%	1.00%	$10.93	$10.95	444,546	$4,860,849	8.79%	8.98%	0.41%
T. Rowe Price International Stock Portfolio
	2019		0.75%	1.00%	27.71	29.17	322,849	8,974,514	26.50%	26.82%	2.38%
	2018		0.75%	1.00%	21.91	23.00	349,531	7,680,643	-15.06%	-14.84%	1.28%
	2017		0.75%	1.00%	25.79	27.01	389,279	10,066,206	26.61%	26.93%	1.11%
	2016		0.75%	1.00%	20.37	21.28	413,387	8,441,756	1.11%	1.36%	0.95%
	2015		0.75%	1.00%	20.15	20.99	469,356	9,479,699	-1.89%	-1.64%	0.90%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2019:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class B	$209,267	$175,470
AB VPS Growth Portfolio - Class B	746,169	2,676,755
AB VPS Large Cap Growth Portfolio - Class B	3,302,347	379,521
American Century VP Balanced Fund - Class I	667,659	1,840,139
American Funds Global Growth Fund - Class 2	919,966	1,246,152
American Funds Growth Fund - Class 2	3,846,165	4,136,545
American Funds Growth-Income Fund - Class 2	2,552,947	2,449,632
American Funds International Fund - Class 2	546,862	1,333,834
BlackRock Global Allocation V.I. Fund - Class I	186,885	320,218
Delaware VIP® Diversified Income Series - Standard Class	520,453	966,348
Delaware VIP® High Yield Series - Standard Class	538,284	633,450

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Delaware VIP® REIT Series - Service Class	$285,779	$1,395,401
Delaware VIP® Small Cap Value Series - Service Class	933,714	1,426,925
Delaware VIP® Smid Cap Core Series - Service Class	461,832	991,170
DWS Alternative Asset Allocation VIP Portfolio - Class A	33,569	51,347
Fidelity® VIP Asset Manager Portfolio - Initial Class	1,770,173	3,050,748
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,874,113	2,630,194
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	54,453	478
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	142,720	16,992
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	223,131	115,602
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	214,634	221,217
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	61,694	845
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	50,503	11,000
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	164,967	12,446
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	1,601	2
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	187	—
Fidelity® VIP Government Money Market Portfolio - Initial Class	154,533	97,689
Fidelity® VIP Growth Portfolio - Initial Class	5,975,825	11,124,582
Janus Henderson Global Research Portfolio - Institutional Shares	635,196	1,189,727
LVIP Baron Growth Opportunities Fund - Service Class	1,267,341	2,372,578
LVIP BlackRock Advantage Allocation Fund - Standard Class	39,144	82,283
LVIP BlackRock Global Real Estate Fund - Standard Class	56,376	188,034
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	178,434	255,684
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	168,391	100,709
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	58,773	18,958
LVIP Delaware Bond Fund - Standard Class	388,668	511,977
LVIP Delaware Diversified Floating Rate Fund - Service Class	100,256	108,782
LVIP Delaware Social Awareness Fund - Standard Class	1,297,928	1,427,973
LVIP Delaware Wealth Builder Fund - Standard Class	209,781	70,291
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	421,007	963,914
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	19,899	48,276
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	103,847	162,185
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	369,163	480,626
LVIP Global Income Fund - Standard Class	21,166	146,124
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	5,772,126	5,940,976
LVIP JPMorgan Retirement Income Fund - Standard Class	541,544	243,355
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	164,865	115,656
LVIP Mondrian International Value Fund - Standard Class	502,006	445,767
LVIP SSGA Bond Index Fund - Standard Class	559,573	381,613
LVIP SSGA Emerging Markets 100 Fund - Standard Class	121,764	198,904
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	117,030	127,355
LVIP SSGA International Index Fund - Standard Class	113,893	25,438
LVIP SSGA International Managed Volatility Fund - Standard Class	100,761	79,029
LVIP SSGA S&P 500 Index Fund - Standard Class	6,661,563	11,799,354
LVIP SSGA Small-Cap Index Fund - Standard Class	1,581,671	2,641,669
LVIP T. Rowe Price 2010 Fund - Standard Class	97,978	120,678
LVIP T. Rowe Price 2020 Fund - Standard Class	621,679	270,480
LVIP T. Rowe Price 2030 Fund - Standard Class	1,014,775	492,783
LVIP T. Rowe Price 2040 Fund - Standard Class	542,787	297,608
LVIP T. Rowe Price 2050 Fund - Standard Class	706,182	154,004
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2,505,523	2,424,297
Neuberger Berman AMT Large Cap Value Portfolio - I Class	1,135,009	5,122,632
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	5,194,676	489,325
T. Rowe Price International Stock Portfolio	695,406	888,711

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2019:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class B	63,058	$32.19	$2,029,831	$1,329,482
AB VPS Large Cap Growth Portfolio - Class B	50,314	57.28	2,882,013	2,892,544
American Century VP Balanced Fund - Class I	1,612,796	8.18	13,192,668	11,318,620
American Funds Global Growth Fund - Class 2	228,298	32.24	7,360,327	5,860,854
American Funds Growth Fund - Class 2	409,398	80.57	32,985,214	25,898,350
American Funds Growth-Income Fund - Class 2	316,376	50.08	15,844,128	13,788,462
American Funds International Fund - Class 2	424,487	20.78	8,820,850	7,850,701
BlackRock Global Allocation V.I. Fund - Class I	95,181	17.12	1,629,501	1,559,728
Delaware VIP® Diversified Income Series - Standard Class	384,062	10.71	4,113,303	3,971,084
Delaware VIP® High Yield Series - Standard Class	353,229	5.08	1,794,403	1,858,902
Delaware VIP® REIT Series - Service Class	594,615	14.66	8,717,062	7,794,579
Delaware VIP® Small Cap Value Series - Service Class	209,354	38.06	7,968,017	7,081,181
Delaware VIP® Smid Cap Core Series - Service Class	258,566	21.28	5,502,290	5,968,982
DWS Alternative Asset Allocation VIP Portfolio - Class A	14,984	13.35	200,030	199,405
Fidelity® VIP Asset Manager Portfolio - Initial Class	1,993,657	15.23	30,363,400	28,897,668
Fidelity® VIP Contrafund® Portfolio - Service Class 2	668,405	36.10	24,129,405	19,454,309
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	8,035	13.92	111,844	106,692
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	16,286	15.21	247,708	236,462
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	20,674	15.19	314,033	294,903
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	28,965	24.17	700,075	647,927
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	8,201	22.95	188,206	172,039
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	4,356	22.93	99,884	93,551
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	12,972	20.57	266,837	246,005
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	151	10.97	1,660	1,599
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	17	10.98	190	187
Fidelity® VIP Government Money Market Portfolio - Initial Class	94,105	1.00	94,105	94,106
Fidelity® VIP Growth Portfolio - Initial Class	1,186,564	79.09	93,845,360	55,643,975
Janus Henderson Global Research Portfolio - Institutional Shares	155,440	56.59	8,796,357	5,968,108
LVIP Baron Growth Opportunities Fund - Service Class	304,645	60.14	18,321,342	10,270,072
LVIP BlackRock Advantage Allocation Fund - Standard Class	25,274	12.47	315,197	358,201
LVIP BlackRock Global Real Estate Fund - Standard Class	34,027	9.77	332,443	307,730
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	68,675	10.05	690,046	721,786
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	42,726	37.33	1,595,087	1,058,997
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	9,972	17.15	171,008	151,924
LVIP Delaware Bond Fund - Standard Class	214,378	13.70	2,937,405	2,904,570
LVIP Delaware Diversified Floating Rate Fund - Service Class	17,554	10.00	175,518	177,833
LVIP Delaware Social Awareness Fund - Standard Class	406,786	41.15	16,740,886	14,634,972
LVIP Delaware Wealth Builder Fund - Standard Class	38,367	11.81	453,187	495,285
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	162,606	34.70	5,642,089	5,032,479
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,797	35.45	63,689	59,927
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	86,346	14.11	1,218,599	1,105,126
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	276,483	14.56	4,025,873	3,392,628
LVIP Global Income Fund - Standard Class	19,384	11.52	223,341	220,097
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,497,912	14.88	22,282,932	21,186,183
LVIP JPMorgan Retirement Income Fund - Standard Class	112,918	12.56	1,418,476	1,484,974
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	20,754	17.49	363,034	334,300
LVIP Mondrian International Value Fund - Standard Class	183,846	16.96	3,118,399	3,262,207
LVIP SSGA Bond Index Fund - Standard Class	75,300	11.46	862,934	861,482
LVIP SSGA Emerging Markets 100 Fund - Standard Class	115,188	8.58	988,430	1,119,065
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	123,560	12.27	1,515,834	1,392,031
LVIP SSGA International Index Fund - Standard Class	56,180	9.84	552,975	514,263
LVIP SSGA International Managed Volatility Fund - Standard Class	12,659	9.91	125,390	119,216
LVIP SSGA S&P 500 Index Fund - Standard Class	5,574,473	20.99	117,002,612	73,990,062
LVIP SSGA Small-Cap Index Fund - Standard Class	816,392	31.69	25,873,093	20,185,966
LVIP T. Rowe Price 2010 Fund - Standard Class	42,001	9.72	408,207	450,925
LVIP T. Rowe Price 2020 Fund - Standard Class	162,319	10.05	1,631,311	1,755,277
LVIP T. Rowe Price 2030 Fund - Standard Class	453,957	10.79	4,897,286	4,860,677
LVIP T. Rowe Price 2040 Fund - Standard Class	207,468	10.29	2,134,848	2,158,975

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP T. Rowe Price 2050 Fund - Standard Class	164,411	$10.84	$1,781,890	$1,722,315
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	800,403	29.72	23,785,568	14,836,060
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	180,768	26.89	4,860,849	4,704,260
T. Rowe Price International Stock Portfolio	574,553	15.62	8,974,514	7,945,962

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2019, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	13,125	(20,479)	(7,354)
AB VPS Growth Portfolio - Class B	11,166	(124,192)	(113,026)
AB VPS Large Cap Growth Portfolio - Class B	294,852	(36,797)	258,055
American Century VP Balanced Fund - Class I	4,297	(33,983)	(29,686)
American Funds Global Growth Fund - Class 2	14,142	(35,075)	(20,933)
American Funds Growth Fund - Class 2	16,624	(149,375)	(132,751)
American Funds Growth-Income Fund - Class 2	27,621	(81,020)	(53,399)
American Funds International Fund - Class 2	13,599	(70,029)	(56,430)
BlackRock Global Allocation V.I. Fund - Class I	8,108	(19,409)	(11,301)
Delaware VIP® Diversified Income Series - Standard Class	21,838	(49,399)	(27,561)
Delaware VIP® High Yield Series - Standard Class	20,495	(29,701)	(9,206)
Delaware VIP® REIT Series - Service Class	3,583	(30,635)	(27,052)
Delaware VIP® Small Cap Value Series - Service Class	9,085	(44,528)	(35,443)
Delaware VIP® Smid Cap Core Series - Service Class	6,368	(42,124)	(35,756)
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,965	(3,719)	(1,754)
Fidelity® VIP Asset Manager Portfolio - Initial Class	1,826	(57,225)	(55,399)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	8,913	(82,099)	(73,186)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	4,631	—	4,631
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	12,485	(1,493)	10,992
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	19,889	(10,390)	9,499
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	18,539	(21,033)	(2,494)
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	5,258	(45)	5,213
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	4,410	(997)	3,413
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	14,876	(1,126)	13,750
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	153	—	153
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	18	—	18
Fidelity® VIP Government Money Market Portfolio - Initial Class	8,223	(5,247)	2,976
Fidelity® VIP Growth Portfolio - Initial Class	3,213	(90,708)	(87,495)
Janus Henderson Global Research Portfolio - Institutional Shares	2,863	(45,143)	(42,280)
LVIP Baron Growth Opportunities Fund - Service Class	10,464	(28,572)	(18,108)
LVIP BlackRock Advantage Allocation Fund - Standard Class	923	(4,165)	(3,242)
LVIP BlackRock Global Real Estate Fund - Standard Class	3,175	(16,519)	(13,344)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	17,108	(25,914)	(8,806)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	8,112	(7,666)	446
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	3,240	(1,338)	1,902
LVIP Delaware Bond Fund - Standard Class	16,933	(29,045)	(12,112)
LVIP Delaware Diversified Floating Rate Fund - Service Class	9,600	(10,662)	(1,062)
LVIP Delaware Social Awareness Fund - Standard Class	7,379	(36,026)	(28,647)
LVIP Delaware Wealth Builder Fund - Standard Class	8,614	(3,413)	5,201
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	3,307	(41,836)	(38,529)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,902	(4,863)	(2,961)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,804	(8,501)	(6,697)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	7,383	(27,419)	(20,036)
LVIP Global Income Fund - Standard Class	1,338	(11,525)	(10,187)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	340,450	(463,768)	(123,318)
LVIP JPMorgan Retirement Income Fund - Standard Class	29,059	(13,710)	15,349
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	14,046	(9,973)	4,073
LVIP Mondrian International Value Fund - Standard Class	16,841	(21,750)	(4,909)
LVIP SSGA Bond Index Fund - Standard Class	42,126	(29,218)	12,908
LVIP SSGA Emerging Markets 100 Fund - Standard Class	6,155	(12,895)	(6,740)

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	4,492	(8,181)	(3,689)
LVIP SSGA International Index Fund - Standard Class	6,238	(1,414)	4,824
LVIP SSGA International Managed Volatility Fund - Standard Class	8,064	(6,439)	1,625
LVIP SSGA S&P 500 Index Fund - Standard Class	32,012	(468,747)	(436,735)
LVIP SSGA Small-Cap Index Fund - Standard Class	9,306	(123,201)	(113,895)
LVIP T. Rowe Price 2010 Fund - Standard Class	1,396	(8,351)	(6,955)
LVIP T. Rowe Price 2020 Fund - Standard Class	22,969	(18,964)	4,005
LVIP T. Rowe Price 2030 Fund - Standard Class	21,550	(34,089)	(12,539)
LVIP T. Rowe Price 2040 Fund - Standard Class	17,046	(21,427)	(4,381)
LVIP T. Rowe Price 2050 Fund - Standard Class	39,156	(10,982)	28,174
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	24,204	(57,663)	(33,459)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	950	(156,803)	(155,853)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	491,752	(47,206)	444,546
T. Rowe Price International Stock Portfolio	7,517	(34,199)	(26,682)

The change in units outstanding for the year ended December 31, 2018, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class B	46,431	(88,355)	(41,924)
AB VPS Growth Portfolio - Class B	23,050	(12,636)	10,414
American Century VP Balanced Fund - Class I	4,773	(22,185)	(17,412)
American Funds Global Growth Fund - Class 2	21,074	(30,833)	(9,759)
American Funds Growth Fund - Class 2	35,045	(154,205)	(119,160)
American Funds Growth-Income Fund - Class 2	46,355	(49,177)	(2,822)
American Funds International Fund - Class 2	34,808	(75,165)	(40,357)
BlackRock Global Allocation V.I. Fund - Class I	8,464	(10,632)	(2,168)
Delaware VIP® Diversified Income Series - Standard Class	22,078	(28,532)	(6,454)
Delaware VIP® High Yield Series - Standard Class	5,977	(20,898)	(14,921)
Delaware VIP® REIT Series - Service Class	6,442	(44,375)	(37,933)
Delaware VIP® Small Cap Value Series - Service Class	14,205	(46,733)	(32,528)
Delaware VIP® Smid Cap Core Series - Service Class	16,140	(24,472)	(8,332)
DWS Alternative Asset Allocation VIP Portfolio - Class A	2,316	(876)	1,440
Fidelity® VIP Asset Manager Portfolio - Initial Class	5,158	(66,060)	(60,902)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	30,940	(69,529)	(38,589)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	7,540	(2,245)	5,295
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	11,093	(283)	10,810
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	17,865	(67)	17,798
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	60,202	(8,280)	51,922
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	11,081	(832)	10,249
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	2,989	(417)	2,572
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	8,899	(1,516)	7,383
Fidelity® VIP Government Money Market Portfolio - Initial Class	5,675	(6,412)	(737)
Fidelity® VIP Growth Portfolio - Initial Class	13,651	(83,391)	(69,740)
Janus Henderson Global Research Portfolio - Institutional Shares	4,471	(33,176)	(28,705)
LVIP Baron Growth Opportunities Fund - Service Class	9,860	(19,616)	(9,756)
LVIP BlackRock Advantage Allocation Fund - Standard Class	1,477	(655)	822
LVIP BlackRock Global Real Estate Fund - Standard Class	4,122	(6,865)	(2,743)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	14,253	(11,539)	2,714
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	6,401	(7,465)	(1,064)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	7,603	(4,569)	3,034
LVIP Delaware Bond Fund - Standard Class	13,665	(36,896)	(23,231)
LVIP Delaware Diversified Floating Rate Fund - Service Class	2,954	(5,037)	(2,083)
LVIP Delaware Social Awareness Fund - Standard Class	5,181	(46,149)	(40,968)
LVIP Delaware Wealth Builder Fund - Standard Class	4,249	(820)	3,429
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	7,877	(28,545)	(20,668)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2,373	(1,658)	715
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	4,934	(12,504)	(7,570)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	8,099	(25,491)	(17,392)
LVIP Global Income Fund - Standard Class	9,947	(3,124)	6,823
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	302,339	(243,885)	58,454
LVIP JPMorgan Retirement Income Fund - Standard Class	2,438	(7,766)	(5,328)

Lincoln National Variable Annuity Account L

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	6,143	(2,454)	3,689
LVIP Mondrian International Value Fund - Standard Class	10,324	(10,802)	(478)
LVIP SSGA Bond Index Fund - Standard Class	10,661	(9,302)	1,359
LVIP SSGA Emerging Markets 100 Fund - Standard Class	14,389	(14,718)	(329)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	4,401	(7,878)	(3,477)
LVIP SSGA International Index Fund - Standard Class	9,243	(1,745)	7,498
LVIP SSGA International Managed Volatility Fund - Standard Class	4,133	(1,080)	3,053
LVIP SSGA S&P 500 Index Fund - Standard Class	56,963	(459,950)	(402,987)
LVIP SSGA Small-Cap Index Fund - Standard Class	21,789	(132,006)	(110,217)
LVIP T. Rowe Price 2010 Fund - Standard Class	1,978	(1,551)	427
LVIP T. Rowe Price 2020 Fund - Standard Class	11,326	(40,248)	(28,922)
LVIP T. Rowe Price 2030 Fund - Standard Class	37,404	(63,281)	(25,877)
LVIP T. Rowe Price 2040 Fund - Standard Class	26,162	(11,595)	14,567
LVIP T. Rowe Price 2050 Fund - Standard Class	22,350	(3,528)	18,822
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	18,732	(39,105)	(20,373)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	3,694	(29,996)	(26,302)
T. Rowe Price International Stock Portfolio	9,173	(48,921)	(39,748)

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued.

The worldwide coronavirus, or COVID-19, outbreak in the first quarter of 2020 has led to an extreme downturn and volatility of the financial markets and wide-ranging changes in consumer behavior. As the economic and regulatory environment continues to evolve, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account.

Management identified no other items or events required for disclosure.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln National Variable Annuity Account L

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln National Variable Annuity Account L ("Variable Account"), as of December 31, 2019, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2019, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young

We have served as the Variable Account's Auditor since 1996.
Philadelphia, Pennsylvania
April 23, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class B	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
AB VPS Growth Portfolio - Class B	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019 (the fund ceased to be available as an investment option to Variable Account contract owners during 2019)
AB VPS Large Cap Growth Portfolio - Class B	As of December 31, 2019	For the period from April 26, 2019 through December 31, 2019	For the period from April 26, 2019 through December 31, 2019
American Century VP Balanced Fund - Class I	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Growth Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Growth Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Growth-Income Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds International Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® REIT Series - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Small Cap Value Series - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Smid Cap Core Series - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Asset Manager Portfolio - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For the year ended December 31, 2019 and the period from January 16, 2018 (commencement of operations) through December 31, 2018
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For the year ended December 31, 2019 and the period from January 11, 2018 (commencement of operations) through December 31, 2018
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For the year ended December 31, 2019 and the period from March 6, 2018 (commencement of operations) through December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the period from June 24, 2019 through December 31, 2019	For the period from June 24, 2019 through December 31, 2019
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class 2	As of December 31, 2019	For the period from November 18, 2019 through December 31, 2019	For the period from November 18, 2019 through December 31, 2019
Fidelity® VIP Government Money Market Portfolio - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Advantage Allocation Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Global Real Estate Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Diversified Floating Rate Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Global Income Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2010 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2050 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Neuberger Berman AMT Large Cap Value Portfolio - I Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019 (the fund ceased to be available as an investment option to Variable Account contract owners during 2019)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2019	For the period from April 29, 2019 through December 31, 2019	For the period from April 29, 2019 through December 31, 2019
T. Rowe Price International Stock Portfolio	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Lincoln National Variable Annuity Account L
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2019
Statement of Operations - Year ended December 31, 2019
Statements of Changes in Net Assets - Years ended December 31, 2019 and 2018
Notes to Financial Statements - December 31, 2019
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2019 and 2018
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2019, 2018 and 2017
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2019, 2018 and 2017
Consolidated Statements of Cash Flows - Years ended December 31, 2019, 2018 and 2017
Notes to Consolidated Financial Statements - December 31, 2019
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(2) Not Applicable
(3)(a) Form of Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(b) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4)(a) Variable Annuity Contract (AN-701) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-187072) filed on May 28, 2013.
(b) Group Variable Annuity Certificate (AN-711) incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-198911) filed on December 16, 2014.
(c) Amendment for IRA Retirement Plan (AE-283) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(d) Amendment for Roth IRA Retirement Plan (AE-284) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(5) Application (N/A)
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

(b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7)(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
(i) Amendments to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.
(ii) Amendment No. 4 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 69 (File No. 333-40937) filed on April 11, 2018.
(iii) Amendment No. 5 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 62 (File No. 033-26032) filed on April 24, 2019.
(iv) Amendment No. 6 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 62 (File No. 033-26032) filed on April 24, 2019.
(v) Amendment No. 7 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 033-26032) filed on September 6, 2019.
(vi) Amendment No. 8 to the Automatic Indemnity Reinsurance Agreement between The Lincoln National Life Insurance Company and the Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-236907) filed on March 5, 2020.
(8)(a) Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated herein by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(b) Fund Participation Agreement between The Lincoln National Life Insurance Company and:
(i) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(c) Rule 22c-2 Agreement between The Lincoln National Life Insurance Company and:
(i) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(9) Opinion and Consent of Mary Jo Ardington, Associate General Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-198913) filed on December 16, 2014.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company filed herein.
(11) Not Applicable
(12) Not Applicable
(13) Lincoln National Corporation Organizational Chart incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 033-26032) filed on September 6, 2019.
Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account L as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name	Positions and Offices with Depositor
Ellen G. Cooper*	Executive Vice President, Chief Investment Officer, and Director
Randal J. Freitag*	Executive Vice President, Chief Financial Officer, and Director
Wilford H. Fuller*	Executive Vice President and Director
Christopher A. Giovanni*	Senior Vice President and Treasurer
Dennis R. Glass*	President and Director
Stephen B. Harris*	Senior Vice President and Chief Ethics and Compliance Officer
Christine Janofsky*	Senior Vice President and Controller
Leon E. Roday*	Executive Vice President, General Counsel and Director
Keith J. Ryan**	Vice President and Director
Nancy A. Smith*	Senior Vice President and Secretary
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
***Principal business address is 350 Church Street, Hartford, Connecticut 06096
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13 above: Lincoln National Corporation Organizational Chart.
Item 27. Number of Contractowners
As of March 31, 2020 there were 37,591 participants in group contracts under Account L.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life

Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Wilford H. Fuller*	President, Chief Executive Officer and Director
Christopher A. Giovanni*	Senior Vice President and Treasurer
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Macgregor B. Maitland*	Vice President and Chief Compliance Officer (Distribution)
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Claire H. Hanna*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

SIGNATURES

(a)         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of these Registration Statements and has caused the following Post-Effective Amendments to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and the State of Indiana on this 9th day of April, 2020 at 1:20 pm.

Lincoln National Variable Annuity Account L (811-07645; CIK: 0001015343)

333-187072 (Amendment No: 9)	333-187069 (Amendment No: 9)	333-187070 (Amendment No: 9)
333-187071 (Amendment No: 9)	333-198911 (Amendment No: 6)	333-198912 (Amendment No: 6)
333-198913 (Amendment No: 6)	333-198914 (Amendment No: 6)	333-04999 (Amendment No: 33)

Lincoln National Variable Annuity Account C (811-03214; CIK:0000353894)

033-25990 (Amendment No: 57)	333-112927 (Amendment No: 28)	333-179107 (Amendment No: 12)

Lincoln Life Variable Annuity Account Q (811-08569; CIK:0001048604)

333-43373 (Amendment No: 28)

Lincoln National Variable Annuity Account C

Lincoln National Variable Annuity Account L

Lincoln Life Variable Annuity Account Q

(Registrant)

By:	/s/ John D. Weber
John D. Weber
Vice President, The Lincoln National Life Insurance Company

Signed on its behalf, in the City of Radnor, and the State of Pennsylvania on this 9th day of April, 2020 at 1:20 pm.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

(Depositor)

By:	/s/ Ralph R. Ferraro
Ralph R. Ferraro
(Signature-Officer of Depositor)
Senior Vice President, The Lincoln National Life Insurance Company

(b) As required by the Securities Act of 1933, these Amendments to the Registration Statements have been signed by the following persons in their capacities indicated on April 9, 2020 at 1:20 pm.

Signature	Title

*/s/ Dennis R. Glass	President, Director, and Chairman
Dennis R. Glass	(Principal Executive Officer)

*/s/ Ellen Cooper	Executive Vice President, Chief Investment Officer, and Director
Ellen Cooper

* /s/ Randal J. Freitag	Executive Vice President, Chief Financial Officer, and Director
Randal J. Freitag	(Principal Financial Officer)

* /s/ Wilford H. Fuller	Executive Vice President, and Director
Wilford H. Fuller

* /s/ Leon E. Roday	Executive Vice President, General Counsel and Director
Leon E. Roday

* /s/ Keith J. Ryan	Vice President and Director
Keith J. Ryan

* By	/s/ John D. Weber, Pursuant to a Power of Attorney
John D. Weber